UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-06243

Franklin Strategic Series
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, Ca 94403-1906
(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2015

Franklin Strategic Series

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Economic and Market Overview	3
Franklin Flex Cap Growth Fund	4
Franklin Focused Core
Equity Fund	14
Franklin Growth Opportunities Fund	24
Franklin Small Cap Growth Fund	34
Franklin Small-Mid Cap
Growth Fund	44
Financial Highlights and
Statements of Investments	54
Financial Statements	94
Notes to Financial Statements	103
Report of Independent Registered
Public Accounting Firm	118
Tax Information	119
Board Members and Officers	120
Shareholder Information	125

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Annual Report

Economic and Market Overview

U.S. economic growth moderated during the 12 months ended April 30, 2015, especially in the second half of the review period. The economy grew for most of 2014, supported in some quarters by greater spending by consumers, businesses, and state and local governments, partially offset by the negative impacts of a wider trade deficit and lower federal defense spending. In the first quarter of 2015, factors including low energy prices and U.S. dollar strength led exports to decline. In addition, harsh weather and labor disruptions weighed on business spending. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.4% at period-end from 6.2% in April 2014.1 Housing market data were positive for most of the period as home sales and prices rose while mortgage rates declined. After a brief slump during the period, retail sales rebounded toward period-end as auto sales surged. Inflation, as measured by the Consumer Price Index, remained subdued during the past 12 months but rose late in the period amid higher energy prices bouncing from recent lows.

The Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed had repeatedly stated that it could be patient with regard to raising interest rates, in March 2015, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April 2015 meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

Investor confidence grew during the period as corporate profits remained healthy, the Fed maintained its cautious tone on raising interest rates and China introduced more stimulus measures. The stock markets endured some sell-offs when many investors reacted to political instability in certain emerging markets, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as less robust growth in China. U.S. stocks rose overall for the 12 months under review as the Standard & Poor’s 500 Index and the Dow Jones Industrial Average reached all-time highs.

The foregoing information reflects our analysis and opinions as of April 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Flex Cap Growth Fund

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +13.59% cumulative total return. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +16.50% total return.1 Also in comparison, the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, produced a +16.67% total return.1 Additionally, the Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500®), which tracks the broad U.S. stock market, posted a +12.98% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple

1. Source: Morningstar. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investment Group.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 59.

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FRANKLIN FLEX CAP GROWTH FUND

Top 10 Equity Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Apple Inc.	6.6%
Technology Hardware & Equipment
Actavis PLC	3.9%
Pharmaceuticals, Biotechnology & Life Sciences
Biogen Inc.	3.1%
Pharmaceuticals, Biotechnology & Life Sciences
MasterCard Inc., A	3.0%
Software & Services
Celgene Corp.	2.2%
Pharmaceuticals, Biotechnology & Life Sciences
LinkedIn Corp., A	2.0%
Software & Services
Affiliated Managers Group Inc.	2.0%
Diversified Financials
Amazon.com Inc.	2.0%
Retailing
NXP Semiconductors NV (Netherlands)	2.0%
Semiconductors & Semiconductor Equipment
McKesson Corp.	2.0%
Health Care Equipment & Services

scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio delivered gains and contributed to absolute performance. Relative to the Russell 3000® Growth Index, major contributors included stock selection in the information technology (IT), health care and consumer staples sectors.2

In the IT sector, top performers included game software content and services firm Electronic Arts, cybersecurity company Palo Alto Networks and an off-benchmark investment in integrated circuit manufacturer NXP Semiconductors. Electronic Arts generated fiscal fourth-quarter 2015 results above its guidance, driven by an increase in revenues from its console and mobile platforms, while revenues from its personal computer and other platform segments declined moderately. NXP Semiconductors generated positive 2014 and first-quarter 2015 results, with strong performance across its high-performance mixed signal and standard products segments. Shares surged after the company announced its acquisition of Freescale Semiconductor to expand its market share in the chips industry.

Within health care, our holdings in specialty pharmaceutical company Actavis and medical device company DexCom were among the strongest contributors to relative returns. Actavis’s share price rose as the company reported strong demand for its products and completed several acquisitions during the year. Most notable was the acquisition of aesthetics and dermatology company Allergan. Post the merger the company announced its intention to adopt “Allergan” as its new corporate name. DexCom reported growth in revenues and a lower net loss for 2014 and also generated a profit for the first time in the fourth quarter of 2014. During the period, the company received Food and Drug Administration approval for its continuous glucose monitoring remote mobile communications device, DexCom SHARE. In the consumer staples sector, energy drink company Monster Beverage contributed to relative returns. Monster shares advanced after the company entered into a long-term strategic partnership with Coca-Cola to accelerate growth in the fast-growing energy drink category. Monster’s healthy domestic and international sales growth supported the stock price.

Elsewhere, apparel and footwear manufacturer Under Armour performed well. The company reported growth across all its business segments: apparel, footwear and accessories. Additionally, the company raised its 2015 revenue and operating income guidance as it continues to expand its brand internationally.

In contrast, stock selection in the consumer discretionary, industrials and energy sectors detracted from the Fund’s relative performance.3

In the consumer discretionary sector, our positions in luxury goods maker and retailer Michael Kors Holdings4 and full-service restaurant company Chuy’s Holdings4 hurt relative performance. Michael Kors’s share price suffered as discounts

2. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.
3. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.
The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.
4. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLEX CAP GROWTH FUND

on its fall inventory led to narrower margins in the first quarter. The company’s share price declined, despite an increase in its quarterly revenues and earnings, as comparable store sales growth was lower than the company’s estimates. Shares of Chuy’s Holdings declined after the company reported lower-than-expected quarterly earnings and sales growth decreased due to unfavorable weather conditions.

In the industrials sector, our positions in metal components manufacturer Precision Castparts4 and commercial foodservice and heavy equipment manufacturer Manitowoc4 weighed on relative performance. Manitowoc reported disappointing first-quarter 2015 results amid reduced revenues from the food-service and crane segments and an adverse foreign exchange impact. Additionally, the company announced flat revenue guidance for the foodservice segment and a decline in crane revenues for 2015.

Energy stocks generally retreated as crude oil prices fell sharply during the period resulting mainly from excess global supply from North American shale producers. Several of our energy holdings detracted from relative returns, particularly our positions in oil and gas companies Oasis Petroleum4 and Rice Energy.4 Oasis Petroleum’s fourth-quarter 2014 revenues decreased mainly due to falling commodity prices and the company’s average daily oil production exceeding its guidance range.

Other key individual detractors included our position in 3D printing company Stratasys.4 Shares of Stratasys declined after the company projected weak quarterly results and cut its 2015 guidance. The company generated muted first-quarter 2015 revenues and posted a net loss.

Conducting ongoing reviews of our portfolio holdings and investment process are critical elements in our efforts to provide consistently strong results. In recent quarters, these reviews have led us to focus on those investments in which we have the highest levels of conviction. This focus is reflected in larger position sizes in some holdings and an overall reduction in the number of Fund positions. We believe the key strength of our investment strategy is the long-standing emphasis on bottom-up, fundamental research that in our view has the potential to generate superior long-term risk-adjusted returns.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6 | Annual Report

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FRANKLIN FLEX CAP GROWTH FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FKCGX)	$51.56	$53.93	-$	2.37
C (FCIIX)	$43.10	$46.79	-$	3.69
R (FRCGX)	$49.22	$51.99	-$	2.77
R6 (FFCRX)	$53.67	$55.54	-$	1.87
Advisor (FKCAX)	$53.38	$55.40	-$	2.02

Distributions (5/1/14–4/30/15)
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$0.7993	$8.2279		$9.0272
C	$0.7993	$8.2279		$9.0272
R	$0.7993	$8.2279		$9.0272
R6	$0.7993	$8.2279		$9.0272
Advisor	$0.7993	$8.2279		$9.0272

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual Operating
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (3/31/15)[5]	Operating Expenses[6]
A					0.97%
1-Year	+13.59%	+7.06%	$10,706	+5.18%
5-Year	+76.65%	+10.73%	$16,648	+11.27%
10-Year	+121.93%	+7.66%	$20,918	+7.52%
C					1.72%
1-Year	+12.76%	+11.84%	$11,184	+9.87%
5-Year	+70.14%	+11.21%	$17,014	+11.75%
10-Year	+105.91%	+7.49%	$20,591	+7.35%
R					1.22%
1-Year	+13.31%	+13.31%	$11,331	+11.33%
5-Year	+74.45%	+11.77%	$17,445	+12.31%
10-Year	+116.46%	+8.03%	$21,646	+7.89%
R6					0.48%
1-Year	+14.12%	+14.12%	$11,412	+12.11%
Since Inception (5/1/13)	+41.88%	+19.14%	$14,188	+20.94%
Advisor					0.72%
1-Year	+13.88%	+13.88%	$11,388	+11.88%
5-Year	+78.88%	+12.33%	$17,888	+12.88%
10-Year	+127.56%	+8.57%	$22,756	+8.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctua-
tions and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 1000
Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-
book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLEX CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN FLEX CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,050.20	$4.73
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66
C
Actual	$1,000	$1,046.20	$8.52
Hypothetical (5% return before expenses)	$1,000	$1,016.46	$8.40
R
Actual	$1,000	$1,048.80	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
R6
Actual	$1,000	$1,052.40	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.36	$2.46
Advisor
Actual	$1,000	$1,051.30	$3.46
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.93%;
C: 1.68%; R: 1.18%; R6: 0.49%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Focused Core Equity Fund

We are pleased to bring you Franklin Focused Core Equity Fund’s annual report for the fiscal year ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +16.84% cumulative total return. In comparison, the S&P 500, which tracks the broad U.S. stock market, posted a +12.98% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the 12 months under review, most sectors the Fund invested in contributed to absolute performance led by the health care, information technology (IT) and financials sectors. Holdings in consumer discretionary and consumer staples also benefited absolute performance, but energy detracted.

In the health care sector, pharmaceuticals performed well as shares of Valeant Pharmaceuticals International, Actavis and Allergan2 rallied. Valeant develops drugs for unmet medical needs and distributes generic and branded drugs globally. It posted robust double-digit organic growth for the year, resulting in the company raising its 2015 revenue and earnings guidance. Additionally, the company acquired Salix Pharmaceuticals during the period. Specialty pharmaceutical company Actavis’s share price rose as the company reported strong demand for its products and completed several acquisitions

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 67.

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FRANKLIN FOCUSED CORE EQUITY FUND

Top 10 Equity Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Valeant Pharmaceuticals International Inc.	6.8%
Health Care
Actavis PLC	5.2%
Health Care
The Hartford Financial Services Group Inc.	4.3%
Financials
QUALCOMM Inc.	3.9%
Information Technology
Equinix Inc.	3.3%
Information Technology
Adobe Systems Inc.	3.1%
Information Technology
Microsoft Corp.	3.1%
Information Technology
The Charles Schwab Corp.	3.1%
Financials
Twenty-First Century Fox Inc., B	3.1%
Consumer Discretionary
MasterCard Inc., A	2.9%
Information Technology

during the year. Most notable was the acquisition of aesthetics and dermatology company Allergan. Post the merger the company announced its intention to adopt “Allergan” as its new corporate name.

Interconnection and data center company Equinix and digital marketing and digital media solutions provider Adobe Systems were major contributors in the IT sector. Equinix started 2015 as a real estate investment trust, and its first-quarter 2015 results were healthy due to strong demand across geographic regions. Although its 2014 revenues were robust, the company recorded a net loss for the year hurt by higher interest expenses and a loss on debt extinguishment. Adobe reported strong revenues and earnings for 2015’s first quarter and added a significant number of paid Creative Cloud subscribers. Further, the company’s healthy fourth-quarter and full-year 2014 results supported performance. Adobe’s new stock repurchase program and its partnership with Google to provide Creative Cloud for Chromebooks also helped its shares.

In the financials sector, commercial real estate services firm CBRE Group and property and casualty insurer The Hartford

Financial Services Group aided returns. CBRE’s share price advanced following strong 2014 results with double-digit revenue growth in almost all segments. The company’s first-quarter 2015 revenues and earnings also rose, and management estimated higher 2015 earnings than in 2014. Toward period-end, shares rose after the company announced the acquisition of Johnson Controls’ workplace solutions business, which would increase CBRE’s geographical presence for fully integrated real estate and facilities solutions. Hartford’s 2014 core earnings rose, driven by improved revenue from property and casualty underwriting results, which partly offset the decline in investment income. The company sold its Japanese annuity business in 2014, significantly reducing its risk profile.

Although nearly all Fund positions contributed to absolute performance, positions in the energy sector detracted, particularly independent exploration and production company Marathon Oil.2 Stocks in the energy sector generally retreated as crude oil prices fell sharply during the period resulting mainly from excess global supply from North American shale producers. Marathon Oil’s 2014 net revenues increased due to higher production, and the company sold its Angola and Norway businesses during the year. Marathon posted a first-quarter 2015 net loss and reduced its 2015 capital expenditure plan mainly due to falling oil prices.

Other notable detractors included global semiconductor company QUALCOMM and concentrated phosphate and potash producer and marketer The Mosaic Co.2 Although QUAL-COMM reported stronger-than-expected fiscal second-quarter 2015 results, the company lowered its outlook for the second half of the fiscal year. Additionally, the company posted modest results for fiscal year 2014 and the first quarter of 2015. The China National Development and Reform Commission’s fine on QUALCOMM for patent antitrust abuses weighed on the company’s shares. QUALCOMM stock plunged after the chipmaker confirmed that a key customer would not use the company’s chips in one of its flagship phones. Mosaic reported dismal 2014 results due to lower potash prices, and its shares fell when the company announced it would cut phosphate fertilizer production due to high sulfur and ammonia prices. However, first-quarter 2015 revenues and earnings increased, helped by higher phosphate and potash prices, higher phosphate sales volumes and lower potash operating costs.

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FRANKLIN FOCUSED CORE EQUITY FUND

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Annual Report

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FRANKLIN FOCUSED CORE EQUITY FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FCEQX)	$15.29	$13.38	+$	1.91
C (n/a)	$14.73	$12.98	+$	1.75
R (n/a)	$15.15	$13.28	+$	1.87
R6 (FEFCX)	$15.46	$13.49	+$	1.97
Advisor (n/a)	$15.44	$13.48	+$	1.96

Distributions (5/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	—	$0.0808		$0.2301	$0.3109
C	—	$0.0808		$0.2301	$0.3109
R	—	$0.0808		$0.2301	$0.3109
R6	$0.0364	$0.0808		$0.2301	$0.3473
Advisor	$0.0197	$0.0808		$0.2301	$0.3306

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FRANKLIN FOCUSED CORE EQUITY FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual
					Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					1.30%	1.73%
1-Year	+16.84%	+10.09%	$11,009	+10.74%
5-Year	+90.12%	+12.38%	$17,921	+12.22%
Since Inception (12/13/07)	+75.73%	+7.08%	$16,563	+6.99%
C					2.00%	2.43%
1-Year	+16.12%	+15.12%	$11,512	+15.66%
5-Year	+83.75%	+12.94%	$18,375	+12.77%
Since Inception (12/13/07)	+66.90%	+7.19%	$16,690	+7.11%
R					1.50%	1.93%
1-Year	+16.66%	+16.66%	$11,666	+17.30%
5-Year	+88.19%	+13.48%	$18,819	+13.32%
Since Inception (12/13/07)	+72.79%	+7.69%	$17,279	+7.62%
R6					0.85%	2.28%
1-Year	+17.45%	+17.45%	$11,745	+18.10%
Since Inception (5/1/13)	+53.19%	+23.81%	$15,319	+24.19%
Advisor					1.00%	1.43%
1-Year	+17.25%	+17.25%	$11,725	+17.80%
5-Year	+92.84%	+14.04%	$19,284	+13.87%
Since Inception (12/13/07)	+79.36%	+8.24%	$17,936	+8.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

18 | Annual Report

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FRANKLIN FOCUSED CORE EQUITY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (12/13/07–4/30/15)

$20,000
$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
4/15
$16,591
$16,563
Franklin Focused Core Equity Fund
S&P 500[7]

Average Annual Total Return

Class A	4/30/15
1-Year	+10.09%
5-Year	+12.38%
Since Inception (12/13/07)	+7.08%

Class C (12/13/07–4/30/15)

$20,000
$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
4/15
$16,690
$16,591
Franklin Focused Core Equity Fund
S&P 500[7]

Average Annual Total Return

Class C	4/30/15
1-Year	+15.12%
5-Year	+12.94%
Since Inception (12/13/07)	+7.19%

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FRANKLIN FOCUSED CORE EQUITY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

Class R (12/13/07–4/30/15)

$20,000
$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
4/15
$17,279
$16,591
Franklin Focused Core Equity Fund
S&P 500[7]

Average Annual Total Return

Class R	4/30/15
1-Year	+16.66%
5-Year	+13.48%
Since Inception (12/13/07)	+7.69%

Class R6 (5/1/13–4/30/15)

$20,000
$15,000
$10,000
$5,000
5/13
4/14
4/15
$15,319
$13,607
Franklin Focused Core Equity Fund
S&P 500[7]

Average Annual Total Return[7]

Class R6	4/30/15
1-Year	+17.45%
Since Inception (5/1/13)	+23.81%

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FRANKLIN FOCUSED CORE EQUITY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.
A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guaran-
tee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 8/31/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED CORE EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN FOCUSED CORE EQUITY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,078.90	$6.70
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.51
C
Actual	$1,000	$1,075.80	$10.29
Hypothetical (5% return before expenses)	$1,000	$1,014.88	$9.99
R
Actual	$1,000	$1,078.20	$7.73
Hypothetical (5% return before expenses)	$1,000	$1,017.36	$7.50
R6
Actual	$1,000	$1,081.50	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21
Advisor
Actual	$1,000	$1,080.30	$5.16
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.30%;
C: 2.00%; R: 1.50%; R6: 0.84%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Growth Opportunities Fund

We are pleased to bring you Franklin Growth Opportunities Fund’s annual report for the fiscal year ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a cumulative total return of +18.87%. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +16.50% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +12.98% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12 months under review as holdings across several sectors contributed to relative performance. An overweighting and stock selection in the health care sector were particularly beneficial. Additionally, stock selection in consumer staples, telecommunication services and information technology (IT), along with underweightings in materials and energy, added to relative returns.

In health care, biotechnology firm Medivation as well as pharmaceutical companies Valeant Pharmaceuticals International2 and Actavis performed well. Valeant develops drugs for unmet

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Not part of the index.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 74.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Top 10 Equity Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Actavis PLC	4.0%
Health Care
Celgene Corp.	3.4%
Health Care
MasterCard Inc., A	3.4%
Information Technology
Google Inc., A & C	3.4%
Information Technology
Apple Inc.	3.1%
Information Technology
SBA Communications Corp.	3.1%
Telecommunication Services
Facebook Inc., A	2.8%
Information Technology
Valeant Pharmaceuticals International Inc.	2.6%
Health Care
Amazon.com Inc.	2.4%
Consumer Discretionary
Anadarko Petroleum Corp.	2.4%
Energy

medical needs and distributes generic and branded drugs globally. It posted robust double-digit organic growth for the year, resulting in the company’s raising its 2015 revenue and earnings guidance. Additionally, the company acquired Salix Pharmaceuticals during the period. Specialty pharmaceutical company Actavis’s share price rose as the company reported strong demand for its products and completed several acquisitions during the year. Most notable was the acquisition of aesthetics and dermatology company Allergan. Post the merger the company announced its intention to adopt “Allergan” as its new corporate name.

In consumer staples, energy drink company Monster Beverage contributed to relative returns. Monster shares advanced after the company entered into a long-term strategic partnership with Coca-Cola to accelerate growth in the fast-growing energy drink category. Monster’s healthy domestic and international sales growth supported the stock price. Wireless tower operator SBA Communications aided relative returns in the telecommunication services sector, as it continued to benefit from the secular growth trends in wireless usage. Within IT, integrated circuit manufacturer NXP Semiconductors2 and cybersecurity company Palo Alto Networks contributed to relative performance. NXP Semiconductors generated positive 2014 and first-quarter 2015 results, with strong performance across its high-performance mixed signal and standard products segments. Shares surged after the company announced its acquisition of Freescale Semiconductor to expand its market share in the chips industry.

Elsewhere, apparel and footwear manufacturer Under Armour performed well. The company reported growth across all its business segments: apparel, footwear and accessories. Additionally, the company raised its 2015 revenue and operating income guidance as it continues to expand its brand internationally.

In the energy sector, underweightings in oil, gas and consumable fuel companies added to relative returns. Energy stocks retreated as crude oil prices fell sharply during the 12-month period mainly due to excess global supply from North American shale producers.

In contrast, stock selection in industrials and consumer discretionary detracted from the Fund’s performance relative to the benchmark. In the industrials sector, metal components manufacturer Precision Castparts,3 flow control products and services provider Flowserve, and industrial enterprise solutions provider Colfax3 weighed on relative returns. Precision shares fell after the company issued weak fiscal fourth-quarter 2015 guidance amid declining demand in its energy and power businesses. Colfax reported lower first-quarter 2015 revenues as gas- and fluid-handling orders declined, but the company’s 2014 revenues and orders were higher than in the previous year. The weakness in the global energy markets impacted our industrial companies during the year.

Among consumer discretionary holdings, casino and resort operating company Las Vegas Sands and luxury goods maker and retailer Michael Kors Holdings3 hurt relative results. A slowdown in the key gambling market of Macau weighed on Las Vegas Sands shares. The company, however, reported modest 2014 results, driven by growth across its properties. Michael Kors’s share price suffered as discounts on its fall inventory led to narrower margins in the first quarter. The company’s share price declined, despite an increase in its quarterly revenues and earnings, as comparable store sales growth was lower than the company’s estimates.

Other notable detractors included technology solutions company Trimble Navigation3 and onshore energy production services provider Key Energy Services.2,3 Key Energy’s share price fell after the company reported weak revenues and a challenging outlook for the energy end markets it serves.

3. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14	Change
A (FGRAX)	$33.13	$28.48	+$4.65
C (FKACX)	$29.27	$25.41	+$3.86
R (FKARX)	$32.10	$27.67	+$4.43
R6 (FOPPX)	$35.09	$29.98	+$5.11
Advisor (FRAAX)	$34.96	$29.93	+$5.03

Distributions (5/1/14–4/30/15)
	Long-Term
Share Class	Capital Gain
A	$0.6612
C	$0.6612
R	$0.6612
R6	$0.6612
Advisor	$0.6612

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FRANKLIN GROWTH OPPORTUNITIES FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual Operating
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (3/31/15)[5]	Operating Expenses[6]
A					1.17%
1-Year	+18.87%	+12.03%	$11,203	+9.15%
5-Year	+95.52%	+13.00%	$18,423	+13.59%
10-Year	+187.33%	+10.48%	$27,087	+10.00%
C					1.87%
1-Year	+18.04%	+17.04%	$11,704	+13.99%
5-Year	+88.76%	+13.55%	$18,876	+14.15%
10-Year	+167.56%	+10.34%	$26,756	+9.88%
R					1.37%
1-Year	+18.63%	+18.63%	$11,863	+15.56%
5-Year	+93.49%	+14.11%	$19,349	+14.71%
10-Year	+181.32%	+10.90%	$28,132	+10.43%
R6					0.71%
1-Year	+19.47%	+19.47%	$11,947	+16.39%
Since Inception (5/1/13)	+46.83%	+21.20%	$14,683	+22.41%
Advisor					0.87%
1-Year	+19.23%	+19.23%	$11,923	+16.15%
5-Year	+98.47%	+14.69%	$19,847	+15.29%
10-Year	+195.80%	+11.46%	$29,580	+10.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GROWTH OPPORTUNITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN GROWTH OPPORTUNITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN GROWTH OPPORTUNITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000
Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,075.80	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
C
Actual	$1,000	$1,072.00	$9.66
Hypothetical (5% return before expenses)	$1,000	$1,015.47	$9.39
R
Actual	$1,000	$1,074.80	$7.10
Hypothetical (5% return before expenses)	$1,000	$1,017.95	$6.90
R6
Actual	$1,000	$1,078.50	$3.50
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
Advisor
Actual	$1,000	$1,077.50	$4.53
Hypothetical (5% return before expenses)	$1,000	$1,020.43	$4.41

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.18%;
C: 1.88%; R: 1.38%; R6: 0.68%; and Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Small Cap Growth Fund

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2015. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a cumulative total return of +8.34%. In comparison, the Russell 2000® Growth Index, which measures performance of small cap companies with higher price-to-book ratios and higher forecasted growth values, generated a +14.65% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +12.98% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the Russell 2000® Growth Index, stock selection in the consumer staples and industrials sectors contributed to performance. An underweighting in materials also aided relative returns.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.
2. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 82.

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FRANKLIN SMALL CAP GROWTH FUND

Top 10 Equity Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Demandware Inc.	1.6%
Information Technology
Astronics Corp.	1.5%
Industrials
DexCom Inc.	1.4%
Health Care
US Ecology Inc.	1.4%
Industrials
Tenneco Inc.	1.4%
Consumer Discretionary
Grand Canyon Education Inc.	1.4%
Consumer Discretionary
The Advisory Board Co.	1.3%
Industrials
Lattice Semiconductor Corp.	1.3%
Information Technology
ViaSat Inc.	1.3%
Information Technology
Cavium Inc.	1.3%
Information Technology

In consumer staples, our position in natural and organic food company Annie’s was a major contributor.3 Shares of Annie’s, which we purchased during the period, jumped after the company announced a definitive agreement to be acquired by General Mills, enabling Annie’s to begin a new growth phase and maximize shareholder value.

In the industrials sector, notable contributors included Astronics, a provider of advanced technologies for the global aerospace and defense industries. Astronics’s 2014 and first-quarter 2015 revenues and net incomes grew, resulting from sales growth in its aerospace segment aided by organic growth and acquisitions during the period. The company also forecast robust revenue growth for 2015.

Other key individual contributors included several health care holdings such as medical device company DexCom, operator of freestanding emergency rooms Adeptus Health, and technology-based specialty pharmaceutical company Impax Laboratories. A position in 2U, an education technology company, also helped relative returns.

DexCom reported growth in revenues and a lower net loss for 2014 and also generated a profit for the first time in the fourth quarter of 2014. During the period, the company received Food and Drug Administration (FDA) approval for its continuous glucose monitoring remote mobile communications device, DexCom SHARE. Impax Laboratories posted 2014 revenue growth as sales in its global pharmaceuticals division rose mainly due to a surge in sales of authorized generic drug Renvela. However, its Impax Pharmaceuticals division reported a steep decline in revenues due to lower sales of Zomig. The company’s shares surged after it received FDA approval for Parkinson’s disease treatment drug Rytary, and also after the company announced it had completed the acquisitions of Tower Holdings and Lineage Therapeutics, which were expected to provide a robust product pipeline and a diversified manufacturing base. The company also generated first-quarter 2015 revenue growth as sales increased for existing and acquired products.

In contrast, several sectors detracted from the Fund’s relative performance, particularly the information technology (IT) sector owing to stock selection. Stock selection and an underweighting in health care as well as stock selection in energy also hampered relative results. Stock selection in financials and an overweighting in consumer discretionary further weighed on relative performance. In the IT sector, key detractors included our positions in programmable logic products manufacturer Lattice Semiconductor and application and networking technologies provider A10 Networks. Investor concerns about a slowdown in the semiconductor industry weighed on Lattice Semiconductor’s shares. Further pressuring shares were the company’s lower third- and fourth-quarter 2014 reported revenues. Additionally, the company provided muted first-quarter 2015 revenue guidance and posted a net loss for the same period, mainly due to acquisition-related costs. Lattice Semiconductor acquired Silicon Image, a wireless connectivity solutions provider, during 2015’s first quarter to obtain a diversified global customer base along with business and operational synergies. A10’s share price fell after the company reported a greater-than-expected second-quarter 2014 loss and lowered its third-quarter revenue guidance. In the health care sector, specialty biopharmaceutical company Revance Therapeutics performed poorly.

3. No longer held at period-end.

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FRANKLIN SMALL CAP GROWTH FUND

Stocks in the energy sector generally retreated as crude oil prices fell sharply during the period resulting mainly from excess global supply from North American shale producers. Several of our energy holdings detracted from relative returns, particularly our position in independent energy company Rex Energy and our off-benchmark investment in onshore energy production services provider Key Energy Services.3 Rex Energy reported growth in 2014 operational revenues and production. The company generated robust production volumes for 2015’s first quarter and also raised its 2015 production guidance due to better-than-expected performance of recently completed wells with increased sand concentrations. Key Energy’s share price fell after the company reported weak revenues and a challenging outlook for the energy end markets it serves.

Investment management services provider Virtus Investment Partners in the financials sector hindered relative returns, as did restaurant chain Noodles & Co. in consumer discretionary. Other key individual detractors included our off-benchmark position in commercial foodservice and heavy equipment manufacturer The Manitowoc Co.4 Manitowoc reported disappointing first-quarter 2015 results amid reduced revenues from the foodservice and crane segments and an adverse foreign exchange impact. Additionally, the company announced flat revenue guidance for the foodservice segment and a decline in crane revenues for 2015.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FSGRX)	$18.83	$18.20	+$	0.63
C (FCSGX)	$16.36	$16.03	+$	0.33
R (FSSRX)	$18.11	$17.57	+$	0.54
R6 (FSMLX)	$20.02	$19.21	+$	0.81
Advisor (FSSAX)	$19.94	$19.17	+$	0.77

Distributions (5/1/14–4/30/15)
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$0.3714	$0.4457		$0.8171
C	$0.3714	$0.4457		$0.8171
R	$0.3714	$0.4457		$0.8171
R6	$0.3714	$0.4457		$0.8171
Advisor	$0.3714	$0.4457		$0.8171

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual
					Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					1.21%	1.22%
1-Year	+8.34%	+2.12%	$10,212	-0.78%
5-Year	+110.19%	+14.65%	$19,813	+16.40%
10-Year	+172.36%	+9.88%	$25,666	+9.44%
C					1.91%	1.92%
1-Year	+7.58%	+6.58%	$10,658	+3.55%
5-Year	+102.98%	+15.21%	$20,298	+16.97%
10-Year	+153.61%	+9.75%	$25,361	+9.30%
R					1.41%	1.42%
1-Year	+8.12%	+8.12%	$10,812	+5.07%
5-Year	+108.14%	+15.79%	$20,814	+17.55%
10-Year	+166.63%	+10.30%	$26,663	+9.85%
R6					0.73%	0.74%
1-Year	+8.91%	+8.91%	$10,891	+5.79%
Since Inception (5/1/13)	+47.90%	+21.65%	$14,790	+24.17%
Advisor					0.91%	0.92%
1-Year	+8.65%	+8.65%	$10,865	+5.55%
5-Year	+113.47%	+16.38%	$21,347	+18.15%
10-Year	+180.37%	+10.86%	$28,037	+10.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 2000
Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN SMALL CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,060.70	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81
C
Actual	$1,000	$1,057.40	$9.59
Hypothetical (5% return before expenses)	$1,000	$1,015.47	$9.39
R
Actual	$1,000	$1,059.50	$7.05
Hypothetical (5% return before expenses)	$1,000	$1,017.95	$6.90
R6
Actual	$1,000	$1,063.60	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Advisor
Actual	$1,000	$1,062.20	$4.50
Hypothetical (5% return before expenses)	$1,000	$1,020.43	$4.41

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.16%;
C: 1.88%; R: 1.38%; R6: 0.65%; and Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Small-Mid Cap Growth Fund

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +15.78% cumulative total return. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values, generated a +16.46% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +12.98% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 47.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 90.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Top 10 Equity Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

NXP Semiconductors NV (Netherlands)	1.7%
Information Technology
AMETEK Inc.	1.4%
Industrials
Perrigo Co. PLC	1.4%
Health Care
Affiliated Managers Group Inc.	1.4%
Financials
Impax Laboratories Inc.	1.4%
Health Care
Jarden Corp.	1.3%
Consumer Discretionary
Intercontinental Exchange Inc.	1.3%
Financials
Axalta Coating Systems Ltd.	1.2%
Materials
Electronic Arts Inc.	1.2%
Information Technology
Quintiles Transnational Holdings Inc.	1.2%
Health Care

Manager’s Discussion

During the 12 months under review, most sectors in the Fund’s portfolio contributed to absolute performance as the broader stock market rallied. Relative to the Russell Midcap® Growth Index, major contributors to the Fund’s performance included an overweighting in the health care sector, an underweighting and stock selection in materials, and an overweighting and stock selection in information technology (IT).

In the health care sector, key contributors included our investments in technology-based specialty pharmaceutical company Impax Laboratories3 and medical device firm CareFusion,3,4 Impax Laboratories posted 2014 revenue growth as sales in its global pharmaceuticals division rose mainly due to a surge in sales of authorized generic drug Renvela. However, its Impax Pharmaceuticals division reported a steep decline in revenues due to lower sales of Zomig. The company’s shares surged after it got an approval from the Food and Drug Administration for Parkinson’s disease treatment drug Rytary, and also after the company announced it had completed the acquisitions of Tower Holdings and Lineage Therapeutics, which were expected to provide a robust product pipeline and a diversified manufacturing base. The company also generated first-quarter 2015 revenue growth helped by an increase in sales of existing and acquired products. CareFusion reported healthy fiscal first-quarter 2015 results, led by gains in the procedural solutions segment. An acquisition of Vital Signs, which helped the dispensing technologies business line, also supported revenue growth. In addition, the company raised fiscal year 2015 earnings guidance based on a tax settlement with the Internal Revenue Service. Shares of CareFusion advanced after Becton, Dickinson and Co. entered into a deal to acquire the medical device firm in an effort to create a global leader in the medication management and patient safety solutions market.

Within materials, our position in global coatings company Axalta Coating Systems added to relative results. The company’s first-quarter 2015 revenues rose, meeting the company’s estimates, driven by higher volumes. Growth across Axalta’s performance coatings and transportation coatings segments contributed to the company’s performance, although unfavorable currency exchange rates weighed on results. Axalta shares gained after Berkshire Hathaway agreed to purchase 20 million shares of the company. In the IT sector, holdings in integrated circuit manufacturers NXP Semiconductors3 and Freescale Semiconductor, as well as a position in game software content and services firm Electronic Arts, helped relative performance. NXP Semiconductors generated positive 2014 and first-quarter 2015 results, with strong performance across its high-performance mixed signal and standard products segments. Shares surged after the company announced its acquisition of Freescale Semiconductor to expand its market share in the chips industry. Electronic Arts generated fiscal fourth-quarter 2015 results above its guidance, driven by an increase in revenues from its console and mobile platforms, while revenues from its personal computer and other platform segments declined moderately.

Elsewhere, apparel and footwear manufacturer Under Armour performed well. The company reported growth across all its business segments: apparel, footwear and accessories. Additionally, the company raised its 2015 revenue and operating income guidance as it continues to expand its brand internationally.

3. Not part of the index.
4. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL-MID CAP GROWTH FUND

In contrast, key detractors from the Fund’s relative performance included stock selection in consumer discretionary and industrials. In consumer discretionary, our holdings in home-building company KB Home3 and health and wellness products retailer GNC Holdings4 hampered relative returns. KB Home shares fell after the company projected a sharp drop in gross margins in its 2015 fiscal first quarter amid higher labor and material costs as well as sales incentives. However, for the same quarter, the company reported better-than-expected earnings and higher revenues, led by an increase in orders and selling prices. Additionally, KB Home reported modest results for its 2014 fiscal year ended November 30. Within industrials, our positions in industrial manufacturing and engineering company Colfax4 and commercial foodservice and heavy equipment manufacturer The Manitowoc Co.4 hurt relative performance. Colfax reported lower first-quarter 2015 revenues as gas- and fluid-handling orders declined during the quarter, but the company’s 2014 revenues and orders were higher than in the previous year. The weakness in the global energy markets impacted our industrial companies during the year. Manitowoc reported disappointing first-quarter 2015 results amid reduced revenues from the foodservice and crane segments and an adverse foreign exchange impact. Additionally, the company announced flat revenue guidance for the foodservice segment and a decline in crane revenues for 2015.

Other key individual detractors included our positions in 3D printing company Stratasys,4 oil and gas explorer and producer Oasis Petroleum,4 wireless and technology solutions company Trimble Navigation,4 and online urban guide Yelp. Shares of Stratasys declined after the company projected weak quarterly results and cut its 2015 guidance. The company generated muted first-quarter 2015 revenues and posted a net loss. Oasis Petroleum’s fourth-quarter 2014 revenues decreased mainly due to falling commodity prices and the company’s average daily oil production exceeding its guidance range.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

46 | Annual Report

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FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FRSGX)	$38.38	$40.42	-$	2.04
C (FRSIX)	$30.43	$33.78	-$	3.35
R (FSMRX)	$36.18	$38.61	-$	2.43
R6 (FMGGX)	$41.04	$42.53	-$	1.49
Advisor (FSGAX)	$40.83	$42.44	-$	1.61

Distributions (5/1/14–4/30/15)
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$0.9032	$6.7080		$7.6112
C	$0.9032	$6.7080		$7.6112
R	$0.9032	$6.7080		$7.6112
R6	$0.9032	$6.7080		$7.6112
Advisor	$0.9032	$6.7080		$7.6112

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FRANKLIN SMALL-MID CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual Operating
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (3/31/15)[5]	Operating Expenses[6]
A					0.96%
1-Year	+15.78%	+9.11%	$10,911	+7.05%
5-Year	+92.61%	+12.67%	$18,153	+13.69%
10-Year	+155.17%	+9.17%	$24,050	+8.75%
C					1.71%
1-Year	+14.96%	+14.06%	$11,406	+11.92%
5-Year	+85.49%	+13.15%	$18,549	+14.18%
10-Year	+136.77%	+9.00%	$23,677	+8.58%
R					1.21%
1-Year	+15.52%	+15.52%	$11,552	+13.33%
5-Year	+90.17%	+13.72%	$19,017	+14.76%
10-Year	+148.80%	+9.54%	$24,880	+9.12%
R6					0.47%
1-Year	+16.32%	+16.32%	$11,632	+14.13%
Since Inception (5/1/13)	+44.74%	+20.34%	$14,474	+21.94%
Advisor					0.71%
1-Year	+16.09%	+16.09%	$11,609	+13.87%
5-Year	+95.10%	+14.30%	$19,510	+15.33%
10-Year	+161.74%	+10.10%	$26,174	+9.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

48 | Annual Report

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FRANKLIN SMALL-MID CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN SMALL-MID CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

50 | Annual Report franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell
Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN SMALL-MID CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,079.30	$4.79
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66
C
Actual	$1,000	$1,075.40	$8.65
Hypothetical (5% return before expenses)	$1,000	$1,016.46	$8.40
R
Actual	$1,000	$1,078.10	$6.08
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
R6
Actual	$1,000	$1,081.60	$2.48
Hypothetical (5% return before expenses)	$1,000	$1,022.41	$2.41
Advisor
Actual	$1,000	$1,080.70	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.93%;
C: 1.68%; R: 1.18%; R6: 0.48%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Flex Cap Growth Fund
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$53.93	$51.21	$51.12	$52.42	$43.55
Income from investment operations[a]:
Net investment income (loss)[b]	(0.21)	(0.16)	0.04 [c]	(0.05)	(0.11)
Net realized and unrealized gains (losses)	6.87	11.51	1.69	0.67	8.98
Total from investment operations	6.66	11.35	1.73	0.62	8.87
Less distributions from:
Net investment income	—	—	(0.01)	—	—
Net realized gains	(9.03)	(8.63)	(1.63)	(1.92)	—
Total distributions	(9.03)	(8.63)	(1.64)	(1.92)	—
Net asset value, end of year	$51.56	$53.93	$51.21	$51.12	$52.42

Total return[d]	13.59%	22.31%	3.70%	1.86%	20.37%

Ratios to average net assets
Expenses	0.94%[e]	0.97%[e]	0.99%	0.98%	0.98%
Net investment income (loss)	(0.38)%	(0.27)%	0.09%[c]	(0.10)%	(0.23)%

Supplemental data
Net assets, end of year (000’s)	$2,245,756	$2,171,053	$2,080,349	$2,094,119	$2,233,642
Portfolio turnover rate	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.06)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

54 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$46.79	$45.70	$46.14	$47.88	$40.08
Income from investment operations[a]:
Net investment income (loss)[b]	(0.53)	(0.52)	(0.29)[c]	(0.37)	(0.41)
Net realized and unrealized gains (losses)	5.87	10.24	1.48	0.55	8.21
Total from investment operations	5.34	9.72	1.19	0.18	7.80
Less distributions from net realized gains	(9.03)	(8.63)	(1.63)	(1.92)	—
Net asset value, end of year	$43.10	$46.79	$45.70	$46.14	$47.88

Total return[d]	12.76%	21.38%	2.92%	1.10%	19.46%

Ratios to average net assets
Expenses	1.69%[e]	1.72%[e]	1.74%	1.73%	1.73%
Net investment income (loss)	(1.13)%	(1.02)%	(0.66)%[c]	(0.85)%	(0.98)%

Supplemental data
Net assets, end of year (000’s)	$363,532	$348,040	$298,253	$323,249	$352,282
Portfolio turnover rate	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.81)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$51.99	$49.74	$49.82	$51.27	$42.70
Income from investment operations[a]:
Net investment income (loss)[b]	(0.32)	(0.28)	(0.08)[c]	(0.16)	(0.21)
Net realized and unrealized gains (losses)	6.58	11.16	1.63	0.63	8.78
Total from investment operations	6.26	10.88	1.55	0.47	8.57
Less distributions from net realized gains	(9.03)	(8.63)	(1.63)	(1.92)	—
Net asset value, end of year	$49.22	$51.99	$49.74	$49.82	$51.27

Total return	13.31%	22.01%	3.43%	1.60%	20.07%

Ratios to average net assets
Expenses	1.19%[d]	1.22%[d]	1.24%	1.23%	1.23%
Net investment income (loss)	(0.63)%	(0.52)%	(0.16)%[c]	(0.35)%	(0.48)%

Supplemental data
Net assets, end of year (000’s)	$45,269	$56,274	$63,134	$76,340	$72,532
Portfolio turnover rate	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

56 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$55.54	$51.70
Income from investment operations[b]:
Net investment income[c]	0.06	0.11
Net realized and unrealized gains (losses)	7.10	12.36
Total from investment operations	7.16	12.47
Less distributions from net realized gains	(9.03)	(8.63)
Net asset value, end of year	$53.67	$55.54

Total return	14.12%	24.32%

Ratios to average net assets
Expenses[d]	0.48%	0.48%
Net investment income	0.08%	0.22%

Supplemental data
Net assets, end of year (000’s)	$295,822	$376,607
Portfolio turnover rate	74.72%	41.08%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$55.40	$52.29	$52.12	$53.26	$44.14
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	0.03	0.18 [c]	0.07	0.01
Net realized and unrealized gains (losses)	7.09	11.71	1.71	0.71	9.11
Total from investment operations	7.01	11.74	1.89	0.78	9.12
Less distributions from:
Net investment income	—	—	(0.09)	—	—
Net realized gains	(9.03)	(8.63)	(1.63)	(1.92)	—
Total distributions	(9.03)	(8.63)	(1.72)	(1.92)	—
Net asset value, end of year	$53.38	$55.40	$52.29	$52.12	$53.26

Total return	13.88%	22.63%	3.94%	2.13%	20.66%

Ratios to average net assets
Expenses	0.69%[d]	0.72%[d]	0.74%	0.73%	0.73%
Net investment income (loss)	(0.13)%	(0.02)%[e]	0.34%[c]	0.15%	0.02%

Supplemental data
Net assets, end of year (000’s)	$393,961	$329,671	$836,225	$1,162,624	$1,233,168
Portfolio turnover rate	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.19%.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eRatio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

58 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Flex Cap Growth Fund
	Shares	Value
Common Stocks 93.7%
Automobiles & Components 0.8%
BorgWarner Inc.	243,800	$14,432,960
[a,b]Tesla Motors Inc.	50,000	11,302,500
		25,735,460
Banks 2.3%
[a]Signature Bank	294,775	39,526,380
[a]SVB Financial Group	275,000	36,509,000
		76,035,380
Capital Goods 4.1%
[a]HD Supply Holdings Inc.	1,825,000	60,225,000
Honeywell International Inc.	210,000	21,193,200
Pall Corp.	151,753	14,768,602
[a]Proto Labs Inc.	62,500	4,375,000
Roper Technologies Inc.	210,000	35,315,700
		135,877,502
Commercial & Professional Services 2.3%
[a]IHS Inc., A	353,500	44,353,645
[a]Stericycle Inc.	250,000	33,357,500
		77,711,145
Consumer Durables & Apparel 3.9%
NIKE Inc., B	660,000	65,234,400
[a]TRI Pointe Homes Inc.	2,000,000	28,560,000
[a]Under Armour Inc., A	450,000	34,897,500
		128,691,900
Consumer Services 1.6%
[a]Buffalo Wild Wings Inc.	175,000	27,877,500
[a]Chipotle Mexican Grill Inc.	40,000	24,853,600
		52,731,100
Diversified Financials 2.7%
[a]Affiliated Managers Group Inc.	300,000	67,839,000
Intercontinental Exchange Inc.	105,000	23,575,650
		91,414,650
Energy 1.0%
[a]Diamondback Energy Inc.	275,000	22,706,750
[a]FMC Technologies Inc.	225,000	9,922,500
		32,629,250
Food & Staples Retailing 0.8%
Whole Foods Market Inc.	525,000	25,074,000
Food, Beverage & Tobacco 2.9%
[a]Boston Beer Inc., A	26,100	6,467,580
[a]Constellation Brands Inc., A	360,000	41,738,400
Mead Johnson Nutrition Co., A	155,000	14,867,600
[a]Monster Beverage Corp.	255,000	34,963,050
		98,036,630

franklintempleton.com Annual Report | 59

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services 8.1%
[a]Cerner Corp.	550,000	$39,495,500
[a]DexCom Inc.	450,000	30,406,500
[a]Edwards Lifesciences Corp.	210,000	26,596,500
[a]Envision Healthcare Holdings Inc.	1,575,000	59,787,000
[a]IDEXX Laboratories Inc.	150,000	18,805,500
McKesson Corp.	300,000	67,020,000
Medtronic PLC	400,000	29,780,000
		271,891,000
Materials 2.7%
Cytec Industries Inc.	725,000	40,085,250
Ecolab Inc.	460,000	51,510,800
		91,596,050
Media 3.7%
[a]Charter Communications Inc., A	180,000	33,670,800
[a]IMAX Corp. (Canada)	300,000	11,208,000
Twenty-First Century Fox Inc., B	600,000	20,010,000
The Walt Disney Co.	550,000	59,796,000
		124,684,800
Pharmaceuticals, Biotechnology & Life Sciences 18.1%
[a]Actavis PLC	460,000	130,115,600
[b]Aduro Biotech Inc.	86,175	2,188,845
[a]Biogen Inc.	275,000	102,830,750
[a]BioMarin Pharmaceutical Inc.	125,000	14,006,250
Bristol-Myers Squibb Co.	600,000	38,238,000
[a]Celgene Corp.	665,000	71,859,900
[a]Celldex Therapeutics Inc.	550,000	13,200,000
[a,c]FibroGen Inc.	890,868	19,677,056
[a]Illumina Inc.	184,000	33,902,000
[a]Jazz Pharmaceuticals PLC	125,000	22,337,500
[a]Karyopharm Therapeutics Inc.	240,000	6,518,400
[a]Prestige Brands Holdings Inc.	633,400	24,860,950
[a]Puma Biotechnology Inc.	50,000	9,029,000
[a]Quintiles Transnational Holdings Inc.	475,000	31,293,000
[a]Regeneron Pharmaceuticals Inc.	42,000	19,213,320
[a]Revance Therapeutics Inc.	338,700	6,663,922
[a]Valeant Pharmaceuticals International Inc.	265,000	57,486,450
		603,420,943
Retailing 6.0%
Advance Auto Parts Inc.	360,000	51,480,000
[a]Amazon.com Inc.	160,000	67,484,800
[a]Netflix Inc.	20,000	11,130,000
[a]The Priceline Group Inc.	40,000	49,512,400
Tractor Supply Co.	260,000	22,375,600
		201,982,800
Semiconductors & Semiconductor Equipment 4.2%
[a]Cavium Inc.	625,000	40,493,750
[a]Nanometrics Inc.	500,000	7,730,000

60 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
[a]NXP Semiconductors NV (Netherlands)	700,000	$67,284,000
Skyworks Solutions Inc.	275,000	25,368,750
		140,876,500
Software & Services 17.1%
[a]BroadSoft Inc.	237,000	7,498,680
[a]CoStar Group Inc.	165,000	33,730,950
[a]Demandware Inc.	175,000	10,780,000
[a]Electronic Arts Inc.	800,000	46,472,000
[a]Facebook Inc., A	750,000	59,077,500
[a]FleetCor Technologies Inc.	335,000	53,898,150
[a]LinkedIn Corp., A	270,000	68,075,100
MasterCard Inc., A	1,110,000	100,133,100
[a]Mobileye NV	300,000	13,458,000
[a]Salesforce.com Inc.	620,000	45,148,400
[a]ServiceNow Inc.	525,000	39,301,500
[a]Splunk Inc.	170,000	11,278,650
[a]Twitter Inc.	600,000	23,376,000
Visa Inc., A	900,000	59,445,000
		571,673,030
Technology Hardware & Equipment 8.6%
Apple Inc.	1,770,000	221,515,500
Harris Corp.	150,000	12,036,000
[a]Palo Alto Networks Inc.	375,000	55,395,000
		288,946,500
Transportation 2.8%
[a]Genesee & Wyoming Inc.	440,000	40,898,000
Kansas City Southern	80,200	8,219,698
[a]Spirit Airlines Inc.	650,000	44,505,500
		93,623,198
Total Common Stocks (Cost $2,037,358,388)		3,132,631,838
Short Term Investments 2.7%
Money Market Funds (Cost $80,463,597) 2.4%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	80,463,597	80,463,597
[e]Investments from Cash Collateral Received for Loaned Securities 0.3%
Money Market Funds (Cost $11,905,000) 0.3%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	11,905,000	11,905,000
Total Investments (Cost $2,129,726,985) 96.4%		3,225,000,435
Other Assets, less Liabilities 3.6%		119,339,621
Net Assets 100.0%		$3,344,340,056

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2015. See Note 1(c).
cSee Note 7 regarding restricted securities.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(c) regarding securities on loan.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 61

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Focused Core Equity Fund
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.38	$10.63	$9.47	$10.35	$9.03
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.03	0.07	0.02	0.06
Net realized and unrealized gains (losses)	2.23	2.92	1.16	(0.31)	1.29
Total from investment operations	2.22	2.95	1.23	(0.29)	1.35
Less distributions from:
Net investment income	—	(0.07)	—	(0.11)	(0.03)
Net realized gains	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	(0.31)	(0.20)	(0.07)	(0.59)	(0.03)
Net asset value, end of year	$15.29	$13.38	$10.63	$9.47	$10.35

Total return[c]	16.84%	28.00%	13.08%	(2.17)%	14.92%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.54%	1.73%	1.89%	1.81%	1.87%
Expenses net of waiver and payments by affiliates	1.28%	1.22%	1.19%	1.21%	1.10%
Net investment income (loss)	(0.07)%	0.23%	0.76%	0.25%	0.61%

Supplemental data
Net assets, end of year (000’s)	$92,612	$40,372	$19,029	$26,253	$14,481
Portfolio turnover rate	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

62 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.98	$10.36	$9.29	$10.14	$8.90
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.06)	0.01	(0.04)	(0.01)
Net realized and unrealized gains (losses)	2.17	2.84	1.13	(0.29)	1.25
Total from investment operations	2.06	2.78	1.14	(0.33)	1.24
Less distributions from:
Net investment income	—	(0.03)	—	(0.04)	—
Net realized gains	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	(0.31)	(0.16)	(0.07)	(0.52)	—
Net asset value, end of year	$14.73	$12.98	$10.36	$9.29	$10.14

Total return[c]	16.12%	26.99%	12.36%	(2.66)%	13.93%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.24%	2.43%	2.59%	2.50%	2.66%
Expenses net of waiver and payments by affiliates	1.98%	1.92%	1.89%	1.90%	1.89%
Net investment income (loss)	(0.77)%	(0.47)%	0.06%	(0.44)%	(0.18)%

Supplemental data
Net assets, end of year (000’s)	$18,758	$6,666	$2,502	$3,265	$2,095
Portfolio turnover rate	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 63

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.28	$10.56	$9.43	$10.30	$9.00
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	0.01	0.05	0.02	0.03
Net realized and unrealized gains (losses)	2.22	2.90	1.15	(0.32)	1.28
Total from investment operations	2.18	2.91	1.20	(0.30)	1.31
Less distributions from:
Net investment income	—	(0.06)	—	(0.09)	(0.01)
Net realized gains	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	(0.31)	(0.19)	(0.07)	(0.57)	(0.01)
Net asset value, end of year	$15.15	$13.28	$10.56	$9.43	$10.30

Total return	16.66%	27.70%	12.81%	(2.22)%	14.51%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.74%	1.93%	2.09%	1.99%	2.16%
Expenses net of waiver and payments by affiliates	1.48%	1.42%	1.39%	1.39%	1.39%
Net investment income (loss)	(0.27)%	0.03%	0.56%	0.07%	0.32%

Supplemental data
Net assets, end of year (000’s)	$169	$124	$76	$41	$27
Portfolio turnover rate	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

64 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.49	$10.54
Income from investment operations[b]:
Net investment income[c]	0.05	0.07
Net realized and unrealized gains (losses)	2.27	3.11
Total from investment operations	2.32	3.18
Less distributions from:
Net investment income	(0.04)	(0.10)
Net realized gains	(0.31)	(0.13)
Total distributions	(0.35)	(0.23)
Net asset value, end of year	$15.46	$13.49

Total return	17.45%	30.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.09%	2.28%
Expenses net of waiver and payments by affiliates	0.83%	0.77%
Net investment income	0.38%	0.68%

Supplemental data
Net assets, end of year (000’s)	$25,739	$14
Portfolio turnover rate	25.55%	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 65

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.48	$10.70	$9.50	$10.37	$9.06
Income from investment operations[a]:
Net investment income[b]	0.04	0.07	0.10	0.06	0.08
Net realized and unrealized gains (losses)	2.25	2.93	1.17	(0.32)	1.28
Total from investment operations	2.29	3.00	1.27	(0.26)	1.36
Less distributions from:
Net investment income	(0.02)	(0.09)	—	(0.13)	(0.05)
Net realized gains	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	(0.33)	(0.22)	(0.07)	(0.61)	(0.05)
Net asset value, end of year	$15.44	$13.48	$10.70	$9.50	$10.37

Total return	17.25%	28.27%	13.46%	(1.80)%	15.08%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.24%	1.43%	1.59%	1.49%	1.66%
Expenses net of waiver and payments by affiliates	0.98%	0.92%	0.89%	0.89%	0.89%
Net investment income	0.23%	0.53%	1.06%	0.57%	0.82%

Supplemental data
Net assets, end of year (000’s)	$9,914	$6,990	$4,347	$3,188	$1,966
Portfolio turnover rate	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

66 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Focused Core Equity Fund
	Country	Shares	Value
Common Stocks 94.9%
Consumer Discretionary 12.3%
[a]Altice SA	Luxembourg	31,560	$3,342,175
BorgWarner Inc.	United States	48,730	2,884,816
NIKE Inc., B	United States	34,718	3,431,527
Twenty-First Century Fox Inc., B	United States	135,720	4,526,262
The Walt Disney Co.	United States	35,610	3,871,519
			18,056,299
Consumer Staples 2.3%
CVS Health Corp.	United States	34,040	3,379,832
Energy 6.6%
Anadarko Petroleum Corp.	United States	34,310	3,228,571
Pioneer Natural Resources Co.	United States	16,660	2,878,515
Schlumberger Ltd.	United States	37,780	3,574,366
			9,681,452
Financials 23.6%
BlackRock Inc.	United States	9,237	3,361,714
[a]CBRE Group Inc.	United States	95,780	3,672,205
The Charles Schwab Corp.	United States	148,880	4,540,840
Citigroup Inc.	United States	62,060	3,309,039
Discover Financial Services	United States	53,680	3,111,830
The Hartford Financial Services Group Inc.	United States	154,590	6,302,634
JPMorgan Chase & Co.	United States	53,043	3,355,500
LPL Financial Holdings Inc.	United States	92,820	3,756,425
MetLife Inc.	United States	65,350	3,351,802
			34,761,989
Health Care 14.9%
[a]Actavis PLC	United States	27,164	7,683,609
Sanofi, ADR	France	83,771	4,234,624
[a]Valeant Pharmaceuticals International Inc.	United States	46,300	10,043,859
			21,962,092
Industrials 7.7%
The ADT Corp.	United States	92,470	3,476,872
FedEx Corp.	United States	12,340	2,092,494
[a]Genesee & Wyoming Inc.	United States	42,400	3,941,080
Precision Castparts Corp.	United States	8,560	1,769,266
			11,279,712
Information Technology 21.5%
[a]Adobe Systems Inc.	United States	60,080	4,569,685
Equinix Inc.	United States	18,900	4,837,077
[a]Google Inc., A	United States	3,660	2,008,498
[a]Google Inc., C	United States	3,730	2,004,278
MasterCard Inc., A	United States	47,360	4,272,346
Microsoft Corp.	United States	93,930	4,568,755
Motorola Solutions Inc.	United States	60,190	3,596,352
QUALCOMM Inc.	United States	84,820	5,767,760
			31,624,751

franklintempleton.com

Annual Report

| 67

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Focused Core Equity Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Materials 6.0%
Agrium Inc.	Canada	30,110	$3,120,299
Axiall Corp.	United States	69,028	2,816,343
LyondellBasell Industries NV, A	United States	28,310	2,930,651
			8,867,293
Total Common Stocks (Cost $116,988,379)			139,613,420
Short Term Investments (Cost $8,816,207) 5.9%
Money Market Funds 5.9%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	8,816,207	8,816,207
Total Investments (Cost $125,804,586) 100.8%			148,429,627
Other Assets, less Liabilities (0.8)%			(1,237,304)
Net Assets 100.0%			$147,192,323

See Abbreviations on page 117.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

68 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Growth Opportunities Fund
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.48	$24.29	$23.02	$24.28	$19.59
Income from investment operations[a]:
Net investment income (loss)[b]	(0.19)	(0.19)	(0.12)	(0.16)	(0.15)
Net realized and unrealized gains (losses)	5.50	5.11	1.95	0.40	4.84
Total from investment operations	5.31	4.92	1.83	0.24	4.69
Less distributions from net realized gains	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of year	$33.13	$28.48	$24.29	$23.02	$24.28

Total return[c]	18.87%	20.26%	8.29%	1.90%	23.94%

Ratios to average net assets
Expenses	1.18%[d]	1.17%[d,e]	1.25%	1.28%	1.28%
Net investment income (loss)	(0.59)%	(0.70)%	(0.56)%	(0.71)%	(0.73)%

Supplemental data
Net assets, end of year (000’s)	$457,619	$349,343	$213,639	$209,382	$211,435
Portfolio turnover rate	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 69

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.41	$21.89	$20.95	$22.40	$18.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.36)	(0.35)	(0.26)	(0.29)	(0.27)
Net realized and unrealized gains (losses)	4.88	4.60	1.76	0.34	4.47
Total from investment operations	4.52	4.25	1.50	0.05	4.20
Less distributions from net realized gains	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of year	$29.27	$25.41	$21.89	$20.95	$22.40

Total return[c]	18.04%	19.42%	7.47%	1.24%	23.08%

Ratios to average net assets
Expenses	1.88%[d]	1.87%[d,e]	1.97%	1.99%	1.98%
Net investment income (loss)	(1.29)%	(1.40)%	(1.28)%	(1.42)%	(1.43)%

Supplemental data
Net assets, end of year (000’s)	$110,513	$85,883	$51,719	$50,453	$56,658
Portfolio turnover rate	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

70 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$27.67	$23.67	$22.49	$23.81	$19.25
Income from investment operations[a]:
Net investment income (loss)[b]	(0.24)	(0.24)	(0.17)	(0.20)	(0.19)
Net realized and unrealized gains (losses)	5.33	4.97	1.91	0.38	4.75
Total from investment operations	5.09	4.73	1.74	0.18	4.56
Less distributions from net realized gains	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of year	$32.10	$27.67	$23.67	$22.49	$23.81

Total return	18.63%	19.99%	8.03%	1.73%	23.69%

Ratios to average net assets
Expenses	1.38%[c]	1.37%[c,d]	1.47%	1.49%	1.48%
Net investment income (loss)	(0.79)%	(0.90)%	(0.78)%	(0.92)%	(0.93)%

Supplemental data
Net assets, end of year (000’s)	$48,266	$42,953	$34,399	$33,783	$29,053
Portfolio turnover rate	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 71

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.98	$24.99
Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)	(0.07)
Net realized and unrealized gains (losses)	5.80	5.79
Total from investment operations	5.77	5.72
Less distributions from net realized gains	(0.66)	(0.73)
Net asset value, end of year	$35.09	$29.98

Total return	19.47%	22.90%

Ratios to average net assets
Expenses[d]	0.68%	0.71%[e]
Net investment income (loss)	(0.09)%	(0.24)%

Supplemental data
Net assets, end of year (000’s)	$246,911	$180,843
Portfolio turnover rate	40.64%	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

72 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.93	$25.43	$23.99	$25.16	$20.24
Income from investment operations[a]:
Net investment income (loss)[b]	(0.10)	(0.13)	(0.06)	(0.10)	(0.09)
Net realized and unrealized gains (losses)	5.79	5.36	2.06	0.43	5.01
Total from investment operations	5.69	5.23	2.00	0.33	4.92
Less distributions from net realized gains	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of year	$34.96	$29.93	$25.43	$23.99	$25.16

Total return	19.23%	20.58%	8.62%	2.20%	24.31%

Ratios to average net assets
Expenses	0.88%[c]	0.87%[c,d]	0.97%	0.99%	0.98%
Net investment income (loss)	(0.29)%	(0.40)%	(0.28)%	(0.42)%	(0.43)%

Supplemental data
Net assets, end of year (000’s)	$269,887	$224,469	$182,954	$154,708	$172,528
Portfolio turnover rate	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 73

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Growth Opportunities Fund
	Country	Shares	Value
Common Stocks 97.1%
Consumer Discretionary 17.1%
[a]Amazon.com Inc.	United States	65,778	$27,743,845
[a]Buffalo Wild Wings Inc.	United States	45,700	7,280,010
[a]Chipotle Mexican Grill Inc.	United States	13,687	8,504,281
[a]DISH Network Corp., A	United States	121,665	8,231,854
Hanesbrands Inc.	United States	280,971	8,732,579
Harman International Industries Inc.	United States	100,612	13,117,792
Las Vegas Sands Corp.	United States	145,502	7,694,146
Lowe’s Cos. Inc.	United States	160,638	11,061,533
NIKE Inc., B	United States	144,084	14,241,262
[a]The Priceline Group Inc.	United States	15,755	19,501,696
Starbucks Corp.	United States	472,870	23,444,895
[a]Under Armour Inc., A	United States	225,761	17,507,765
The Walt Disney Co.	United States	241,868	26,295,889
			193,357,547
Consumer Staples 3.6%
[a]Boston Beer Inc., A	United States	19,783	4,902,227
[a]Constellation Brands Inc., A	United States	103,888	12,044,775
Mead Johnson Nutrition Co., A	United States	111,431	10,688,462
[a]Monster Beverage Corp.	United States	99,544	13,648,478
			41,283,942
Energy 4.6%
Anadarko Petroleum Corp.	United States	294,184	27,682,714
[a]Diamondback Energy Inc.	United States	218,724	18,060,041
Schlumberger Ltd.	United States	64,869	6,137,256
			51,880,011
Financials 6.4%
[a]Affiliated Managers Group Inc.	United States	57,025	12,895,063
American Tower Corp.	United States	102,027	9,644,613
BlackRock Inc.	United States	28,312	10,303,869
[a]CBRE Group Inc.	United States	368,470	14,127,140
The Charles Schwab Corp.	United States	458,851	13,994,956
[a]Signature Bank	United States	86,324	11,575,185
Virtu Financial Inc., A	United States	22,700	485,553
			73,026,379
Health Care 25.4%
[a]Actavis PLC	United States	161,263	45,614,852
[a]Alnylam Pharmaceuticals Inc.	United States	43,715	4,453,247
[a]Biogen Inc.	United States	59,925	22,407,755
[a]Celgene Corp.	United States	358,010	38,686,561
[a]Celldex Therapeutics Inc.	United States	265,002	6,360,048
[a]Envision Healthcare Holdings Inc.	United States	298,239	11,321,152
[a]Gilead Sciences Inc.	United States	224,872	22,601,885
[a]HMS Holdings Corp.	United States	283,560	4,823,356
[a]Illumina Inc.	United States	95,831	17,656,862
[a]Impax Laboratories Inc.	United States	136,306	6,169,210
[a]Incyte Corp.	United States	91,062	8,847,584
[a]Jazz Pharmaceuticals PLC	United States	78,529	14,033,132
[a]Karyopharm Therapeutics Inc.	United States	183,481	4,983,344
[a]Medivation Inc.	United States	127,261	15,365,493

74 | Annual Report		franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
Perrigo Co. PLC	United States	94,376	$17,297,233
[a]Puma Biotechnology Inc.	United States	30,080	5,431,846
[a]Sagent Pharmaceuticals Inc.	United States	206,195	4,806,406
[a]Valeant Pharmaceuticals International Inc.	United States	134,425	29,160,815
[a]VWR Corp.	United States	303,700	8,060,198
			288,080,979
Industrials 6.7%
Allegiant Travel Co.	United States	47,945	7,372,023
American Airlines Group Inc.	United States	273,610	13,211,259
B/E Aerospace Inc.	United States	120,085	7,179,882
[a]DigitalGlobe Inc.	United States	216,700	6,971,239
Flowserve Corp.	United States	224,023	13,112,066
Hexcel Corp.	United States	122,870	6,161,931
[a]IHS Inc., A	United States	92,352	11,587,405
Kansas City Southern	United States	98,006	10,044,635
			75,640,440
Information Technology 26.4%
[a]Adobe Systems Inc.	United States	108,119	8,223,531
Apple Inc.	United States	282,775	35,389,291
ARM Holdings PLC	United Kingdom	307,305	5,257,965
Avago Technologies Ltd.	Singapore	136,568	15,962,068
[a]BroadSoft Inc.	United States	227,230	7,189,557
[a]Electronic Arts Inc.	United States	148,965	8,653,377
[a]Facebook Inc., A	United States	406,976	32,057,500
[a]Freescale Semiconductor Ltd.	United States	218,508	8,541,478
[a]Google Inc., A	United States	38,312	21,024,476
[a]Google Inc., C	United States	31,531	16,942,868
[a]LinkedIn Corp., A	United States	43,424	10,948,493
MasterCard Inc., A	United States	424,507	38,294,776
[a]Mobileye NV	United States	106,302	4,768,708
[a]NetSuite Inc.	United States	70,325	6,720,960
[a]NXP Semiconductors NV	Netherlands	173,112	16,639,525
[a]Palo Alto Networks Inc.	United States	79,850	11,795,442
[a]Salesforce.com Inc.	United States	133,088	9,691,468
[a]ServiceNow Inc.	United States	118,198	8,848,302
[a]ViaSat Inc.	United States	111,504	6,703,621
Visa Inc., A	United States	381,532	25,200,189
			298,853,595
Materials 3.8%
[a]Axalta Coating Systems Ltd.	United States	376,446	11,549,363
Ecolab Inc.	United States	73,801	8,264,236
LyondellBasell Industries NV, A	United States	123,252	12,759,047
Martin Marietta Materials Inc.	United States	70,361	10,036,997
			42,609,643
Telecommunication Services 3.1%
[a]SBA Communications Corp.	United States	302,827	35,073,423
Total Common Stocks (Cost $739,778,154)			1,099,805,959

franklintempleton.com

Annual Report

| 75

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)
	Country	Shares	Value
Short Term Investments (Cost $31,128,570) 2.7%
Money Market Funds 2.7%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	31,128,570	$31,128,570
Total Investments (Cost $770,906,724) 99.8%			1,130,934,529
Other Assets, less Liabilities 0.2%			2,261,355
Net Assets 100.0%			$1,133,195,884

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

76 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Small Cap Growth Fund
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.20	$14.26	$12.84	$13.02	$10.02
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	(0.15)	(0.09)	(0.07)	(0.10)
Net realized and unrealized gains (losses)	1.57	4.75	1.87	(0.11)	3.10
Total from investment operations	1.45	4.60	1.78	(0.18)	3.00
Less distributions from net realized gains	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of year	$18.83	$18.20	$14.26	$12.84	$13.02

Total return[c]	8.34%	32.40%	14.35%	(1.38)%	29.94%

Ratios to average net assets
Expenses	1.16%[d]	1.20%[d]	1.33%	1.37%	1.37%
Net investment income (loss)	(0.66)%	(0.85)%	(0.68)%	(0.60)%	(0.94)%

Supplemental data
Net assets, end of year (000’s)	$1,164,218	$851,317	$327,882	$244,570	$270,271
Portfolio turnover rate	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 77

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.03	$12.70	$11.57	$11.80	$9.15
Income from investment operations[a]:
Net investment income (loss)[b]	(0.22)	(0.24)	(0.16)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	1.37	4.23	1.65	(0.09)	2.81
Total from investment operations	1.15	3.99	1.49	(0.23)	2.65
Less distributions from net realized gains	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of year	$16.36	$16.03	$12.70	$11.57	$11.80

Total return[c]	7.58%	31.57%	13.41%	(1.95)%	28.96%

Ratios to average net assets
Expenses	1.87%[d]	1.90%[d]	2.03%	2.07%	2.07%
Net investment income (loss)	(1.37)%	(1.55)%	(1.38)%	(1.30)%	(1.64)%

Supplemental data
Net assets, end of year (000’s)	$225,105	$187,271	$77,644	$67,212	$72,394
Portfolio turnover rate	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

78 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.57	$13.81	$12.48	$12.67	$9.77
Income from investment operations[a]:
Net investment income (loss)[b]	(0.16)	(0.18)	(0.11)	(0.09)	(0.12)
Net realized and unrealized gains (losses)	1.52	4.60	1.80	(0.10)	3.02
Total from investment operations	1.36	4.42	1.69	(0.19)	2.90
Less distributions from net realized gains	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of year	$18.11	$17.57	$13.81	$12.48	$12.67

Total return	8.12%	32.15%	14.04%	(1.50)%	29.68%

Ratios to average net assets
Expenses	1.37%[c]	1.40%[c]	1.53%	1.57%	1.57%
Net investment income (loss)	(0.87)%	(1.05)%	(0.88)%	(0.80)%	(1.14)%

Supplemental data
Net assets, end of year (000’s)	$92,455	$51,190	$15,783	$8,489	$8,993
Portfolio turnover rate	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 79

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.21	$14.64
Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)	(0.06)
Net realized and unrealized gains (losses)	1.66	5.29
Total from investment operations	1.63	5.23
Less distributions from net realized gains	(0.82)	(0.66)
Net asset value, end of year	$20.02	$19.21

Total return	8.91%	35.80%

Ratios to average net assets
Expenses[d]	0.66%	0.72%
Net investment income (loss)	(0.16)%	(0.37)%

Supplemental data
Net assets, end of year (000’s)	$844,293	$87,777
Portfolio turnover rate	30.15%	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

80 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.17	$14.94	$13.41	$13.55	$10.39
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	(0.11)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gains (losses)	1.66	5.00	1.94	(0.10)	3.23
Total from investment operations	1.59	4.89	1.89	(0.14)	3.16
Less distributions from net realized gains	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of year	$19.94	$19.17	$14.94	$13.41	$13.55

Total return	8.65%	32.87%	14.56%	(1.03)%	30.41%

Ratios to average net assets
Expenses	0.87%[c]	0.90%[c]	1.03%	1.07%	1.07%
Net investment income (loss)	(0.37)%	(0.55)%	(0.38)%	(0.30)%	(0.64)%

Supplemental data
Net assets, end of year (000’s)	$1,077,822	$427,406	$91,687	$49,159	$49,489
Portfolio turnover rate	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 81

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Small Cap Growth Fund
	Shares	Value
Common Stocks 91.4%
Consumer Discretionary 18.1%
[a]2U Inc.	1,401,923	$37,305,171
[a]American Axle & Manufacturing Holdings Inc.	1,239,900	30,910,707
[a]Buffalo Wild Wings Inc.	138,300	22,031,190
[a]Five Below Inc.	650,400	21,931,488
[a]Global Eagle Entertainment Inc.	1,296,756	16,559,574
[a]Grand Canyon Education Inc.	1,052,500	47,657,200
[a]IMAX Corp. (Canada)	1,092,500	40,815,800
KB Home	883,700	12,804,813
Lithia Motors Inc.	324,795	32,391,804
[a,b]M/I Homes Inc.	1,280,400	28,885,824
[a,c]Mattress Firm Holding Corp.	463,900	27,407,212
[a,c]Noodles & Co.	943,735	18,893,575
[a]Nord Anglia Education Inc. (Hong Kong)	706,724	18,410,160
[a]Party City Holdco Inc.	275,300	5,723,487
[a,b,c]Potbelly Corp.	1,640,851	24,629,174
[a]Shutterfly Inc.	911,800	40,812,168
[a,b,c]Sportsman’s Warehouse Holdings Inc.	2,356,900	22,696,947
[a]Tenneco Inc.	821,400	48,010,830
[a,b,c]Tile Shop Holdings Inc.	2,625,700	34,055,329
[a]Tumi Holdings Inc.	593,200	13,874,948
Wolverine World Wide Inc.	1,301,000	39,979,730
[a,b,c]Zoe’s Kitchen Inc.	1,025,400	31,408,002
		617,195,133
Consumer Staples 2.9%
[a]Boston Beer Inc., A	117,500	29,116,500
[a,c]Freshpet Inc.	748,500	16,227,480
[a]Smart & Final Stores Inc.	1,126,900	19,517,908
[a]TreeHouse Foods Inc.	401,500	32,625,890
		97,487,778
Energy 5.2%
[a]C&J Energy Services Ltd.	1,184,700	20,673,015
[a,b]Callon Petroleum Co.	4,435,282	39,651,421
[a]Matador Resources Co.	1,089,239	30,193,705
[a,b,c]Rex Energy Corp.	5,509,700	27,548,500
[a]RigNet Inc.	704,800	26,401,808
[a,c]Sanchez Energy Corp.	2,174,900	31,949,281
		176,417,730
Financials 4.9%
BBCN Bancorp Inc.	469,500	6,662,205
[a]Essent Group Ltd.	772,631	19,277,143
Evercore Partners Inc.	497,000	23,975,280
[a]Square 1 Financial Inc., A	963,600	24,918,696
Talmer Bancorp Inc., A	1,822,500	28,030,050
Virtus Investment Partners Inc.	244,503	32,670,491
[a]Western Alliance Bancorp	967,200	29,905,824
		165,439,689
Health Care 19.3%
[a]Adeptus Health Inc., A	516,200	32,763,214
[c]Aduro Biotech Inc.	257,420	6,538,468

82 | Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a,b]Aratana Therapeutics Inc.	2,013,519	$25,994,530
[a]Celldex Therapeutics Inc.	1,366,600	32,798,400
[a]Corium International Inc.	628,550	5,656,950
[a]DexCom Inc.	719,000	48,582,830
[a,c]Exact Sciences Corp.	387,213	8,092,752
[a]Fluidigm Corp.	795,300	29,791,938
[a]Foamix Pharmaceuticals Ltd. (Israel)	437,780	4,342,778
[a]Greatbatch Inc.	596,000	32,136,320
[a]Halozyme Therapeutics Inc.	791,400	11,768,118
HealthEquity Inc.	889,916	23,324,698
[a]HealthStream Inc.	477,500	13,818,850
[a]HeartWare International Inc.	426,800	32,313,028
[a]Heron Therapeutics Inc.	739,593	7,987,604
[a]HMS Holdings Corp.	2,082,900	35,430,129
[a]Impax Laboratories Inc.	850,300	38,484,578
[a]Karyopharm Therapeutics Inc.	968,686	26,309,512
[a,c]Keryx Biopharmaceuticals Inc.	2,110,000	22,492,600
[a]Neogen Corp.	703,900	31,351,706
[a]Nevro Corp.	333,700	15,023,174
[a]Ophthotech Corp.	149,709	6,778,824
[a]PAREXEL International Corp.	624,900	39,728,017
Pfenex Inc.	860,600	11,489,010
[a,b]Revance Therapeutics Inc.	1,344,100	26,445,168
[a]Sage Therapeutics Inc.	166,400	8,819,200
[a]Sagent Pharmaceuticals Inc.	964,500	22,482,495
[a]The Spectranetics Corp.	1,411,600	36,207,540
[a]Tandem Diabetes Care Inc.	1,264,500	16,881,075
[a]TherapeuticsMD Inc.	761,900	4,937,112
		658,770,618
Industrials 16.0%
[a]The Advisory Board Co.	880,900	45,709,901
Allegiant Travel Co.	132,448	20,365,204
Altra Industrial Motion Corp.	1,302,100	34,336,377
[a]Astronics Corp.	749,660	50,459,615
[a]Beacon Roofing Supply Inc.	862,000	25,618,640
[a]DigitalGlobe Inc.	1,314,200	42,277,814
Exponent Inc.	262,308	23,243,112
[a]Hub Group Inc., A	950,300	37,916,970
[a]Huron Consulting Group Inc.	201,700	12,227,054
Interface Inc.	1,846,000	40,113,580
[a,b,c]The KEYW Holding Corp.	3,081,560	29,737,054
The Manitowoc Co. Inc.	594,864	11,736,667
Mobile Mini Inc.	719,900	27,744,946
[a]Paylocity Holding Corp.	723,711	20,372,465
[a]Proto Labs Inc.	340,400	23,828,000
[a]Spirit Airlines Inc.	155,900	10,674,473
Steelcase Inc., A	1,679,200	29,503,544
US Ecology Inc.	1,024,990	48,082,281
[a,c]Virgin America Inc.	330,430	9,496,558
		543,444,255

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Information Technology 22.7%
[a,c]A10 Networks Inc.	2,129,800	$9,690,590
[a,b]Bazaarvoice Inc.	4,314,900	23,214,162
[a]Borderfree Inc.	1,286,968	8,133,638
[a]Bottomline Technologies Inc.	1,572,004	42,066,827
[a]BroadSoft Inc.	1,350,974	42,744,817
[a,b]Callidus Software Inc.	2,907,900	35,912,565
[a]Cavium Inc.	660,700	42,806,753
[a]Cognex Corp.	875,500	39,301,195
[a]Coherent Inc.	521,300	31,278,000
[a]Demandware Inc.	858,700	52,895,920
[a]FARO Technologies Inc.	729,000	29,036,070
[a]Guidewire Software Inc.	595,500	29,745,225
[a]HomeAway Inc.	1,372,800	38,369,760
[a,c]Hubspot Inc.	511,729	19,809,030
Intersil Corp., A	2,812,000	37,540,200
[a]Ixia	2,671,000	31,998,580
[a,b]Lattice Semiconductor Corp.	7,451,500	44,187,395
[a]M/A-COM Technology Solutions Holdings Inc.	851,700	25,951,299
[a,c]Mobile Iron Inc.	1,609,628	9,689,960
[a,b]Nanometrics Inc.	2,431,800	37,595,628
[a]Semtech Corp.	1,086,500	25,304,585
[a]Shoretel Inc.	1,173,900	8,170,344
[a]Silicon Laboratories Inc.	637,300	32,929,291
[a]ViaSat Inc.	727,400	43,731,288
[a]Zendesk Inc.	1,349,514	31,119,793
		773,222,915
Materials 2.3%
H.B. Fuller Co.	976,600	40,792,582
Quaker Chemical Corp.	465,400	38,730,588
		79,523,170
Total Common Stocks (Cost $2,788,098,379)		3,111,501,288
Short Term Investments 11.9%
Money Market Funds (Cost $183,750,044) 5.4%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	183,750,044	183,750,044
[e]Investments from Cash Collateral Received for Loaned Securities
(Cost $219,970,892) 6.5%
Money Market Funds 6.5%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	219,970,892	219,970,892
Total Investments (Cost $3,191,819,315) 103.3%		3,515,222,224
Other Assets, less Liabilities (3.3)%		(111,329,354)
Net Assets 100.0%		$3,403,892,870

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at April 30, 2015. See Note 1(c).
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(c) regarding securities on loan.

84 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Small-Mid Cap Growth Fund
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.42	$38.01	$38.51	$41.47	$32.29
Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)	(0.20)	(0.10)	(0.14)	(0.11)
Net realized and unrealized gains (losses)	5.71	8.39	3.08	(1.18)	9.29
Total from investment operations	5.57	8.19	2.98	(1.32)	9.18
Less distributions from net realized gains	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of year	$38.38	$40.42	$38.01	$38.51	$41.47

Total return[c]	15.78%	21.99%	8.95%	(2.54)%	28.43%

Ratios to average net assets
Expenses	0.94%[d]	0.96%[d,e]	0.98%	0.99%	0.99%
Net investment income (loss)	(0.35)%	(0.48)%	(0.27)%	(0.38)%	(0.31)%

Supplemental data
Net assets, end of year (000’s)	$2,535,853	$2,371,448	$2,355,507	$2,492,205	$2,939,925
Portfolio turnover rate	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 85

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.78	$32.80	$33.97	$37.10	$29.10
Income from investment operations[a]:
Net investment income (loss)[b]	(0.36)	(0.43)	(0.32)	(0.37)	(0.33)
Net realized and unrealized gains (losses)	4.62	7.19	2.63	(1.12)	8.33
Total from investment operations	4.26	6.76	2.31	(1.49)	8.00
Less distributions from net realized gains	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of year	$30.43	$33.78	$32.80	$33.97	$37.10

Total return[c]	14.96%	21.04%	8.11%	(3.28)%	27.49%

Ratios to average net assets
Expenses	1.69%[d]	1.71%[d,e]	1.73%	1.74%	1.74%
Net investment income (loss)	(1.10)%	(1.23)%	(1.02)%	(1.13)%	(1.06)%

Supplemental data
Net assets, end of year (000’s)	$448,722	$404,923	$348,144	$367,272	$426,526
Portfolio turnover rate	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

86 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.61	$36.61	$37.32	$40.35	$31.50
Income from investment operations[a]:
Net investment income (loss)[b]	(0.23)	(0.29)	(0.18)	(0.23)	(0.19)
Net realized and unrealized gains (losses)	5.41	8.07	2.95	(1.16)	9.04
Total from investment operations	5.18	7.78	2.77	(1.39)	8.85
Less distributions from net realized gains	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of year	$36.18	$38.61	$36.61	$37.32	$40.35

Total return	15.52%	21.66%	8.66%	(2.79)%	28.10%

Ratios to average net assets
Expenses	1.19%[c]	1.21%[c,d]	1.23%	1.24%	1.24%
Net investment income (loss)	(0.60)%	(0.73)%	(0.52)%	(0.63)%	(0.56)%

Supplemental data
Net assets, end of year (000’s)	$96,593	$85,921	$65,397	$64,743	$86,814
Portfolio turnover rate	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 87

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$42.53	$38.96
Income from investment operations[b]:
Net investment income[c]	0.05	0.01
Net realized and unrealized gains (losses)	6.07	9.34
Total from investment operations	6.12	9.35
Less distributions from net realized gains	(7.61)	(5.78)
Net asset value, end of year	$41.04	$42.53

Total return	16.32%	24.43%

Ratios to average net assets
Expenses[d]	0.48%	0.47%[e]
Net investment income	0.11%	0.01%

Supplemental data
Net assets, end of year (000’s)	$206,548	$157,153
Portfolio turnover rate	47.98%	40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

88 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$42.44	$39.56	$39.83	$42.73	$33.19
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.10)	(0.01)	(0.05)	(0.02)
Net realized and unrealized gains (losses)	6.04	8.76	3.22	(1.21)	9.56
Total from investment operations	6.00	8.66	3.21	(1.26)	9.54
Less distributions from net realized gains	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of year	$40.83	$42.44	$39.56	$39.83	$42.73

Total return	16.09%	22.30%	9.21%	(2.29)%	28.74%

Ratios to average net assets
Expenses	0.69%[c]	0.71%[c,d]	0.73%	0.74%	0.74%
Net investment income (loss)	(0.10)%	(0.23)%	(0.02)%	(0.13)%	(0.06)%

Supplemental data
Net assets, end of year (000’s)	$708,617	$650,426	$909,895	$822,827	$878,248
Portfolio turnover rate	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 89

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Small-Mid Cap Growth Fund
	Shares	Value
Common Stocks 97.1%
Consumer Discretionary 20.2%
Advance Auto Parts Inc.	100,000	$14,300,000
BorgWarner Inc.	559,800	33,140,160
[a]Buffalo Wild Wings Inc.	155,600	24,787,080
[a]Charter Communications Inc., A	151,900	28,414,414
[a]Chipotle Mexican Grill Inc.	72,500	45,047,150
Dick’s Sporting Goods Inc.	620,400	33,662,904
[a]Dollar Tree Inc.	420,600	32,138,046
[a]Global Eagle Entertainment Inc.	1,449,000	18,503,730
[a]Grand Canyon Education Inc.	624,600	28,281,888
Hanesbrands Inc.	721,000	22,408,680
Harman International Industries Inc.	282,400	36,819,312
[a]IMAX Corp. (Canada)	576,300	21,530,568
[a]Jarden Corp.	998,292	51,092,585
[b]KB Home	2,133,200	30,910,068
L Brands Inc.	465,100	41,561,336
Marriott International Inc., A	573,900	45,940,695
[a]MGM Resorts International	988,319	20,902,947
[a]Netflix Inc.	84,930	47,263,545
Nordstrom Inc.	409,100	30,911,596
Polaris Industries Inc.	151,000	20,680,960
[a]Shutterfly Inc.	253,802	11,360,177
[a]Tenneco Inc.	673,500	39,366,075
Tiffany & Co.	241,100	21,091,428
Tractor Supply Co.	408,800	35,181,328
[a]Under Armour Inc., A	394,400	30,585,720
Wolverine World Wide Inc.	712,900	21,907,417
[a,b]Zoe’s Kitchen Inc.	609,500	18,668,985
		806,458,794
Consumer Staples 4.8%
[a]Boston Beer Inc., A	121,800	30,182,040
[a]Constellation Brands Inc., A	391,700	45,413,698
[a,b]Freshpet Inc.	1,103,200	23,917,376
[a]Monster Beverage Corp.	325,000	44,560,750
[a]TreeHouse Foods Inc.	376,500	30,594,390
Whole Foods Market Inc.	325,528	15,547,217
		190,215,471
Energy 4.9%
Cabot Oil & Gas Corp., A	1,357,010	45,894,078
[a]Concho Resources Inc.	349,000	44,204,340
[a]Diamondback Energy Inc.	421,200	34,778,484
EQT Corp.	403,500	36,290,790
[a]Matador Resources Co.	829,600	22,996,512
Oceaneering International Inc.	227,300	12,526,503
		196,690,707
Financials 7.1%
[a]Affiliated Managers Group Inc.	251,800	56,939,534
Arthur J. Gallagher & Co.	524,400	25,082,052
Brown & Brown Inc.	672,800	21,495,960
Intercontinental Exchange Inc.	227,048	50,979,087
Jones Lang LaSalle Inc.	105,300	17,486,118

90 | Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Financials (continued)
Lazard Ltd., A	724,800	$38,436,144
[a]Signature Bank	349,200	46,824,228
T. Rowe Price Group Inc.	296,900	24,102,342
Virtu Financial Inc., A	103,500	2,213,865
		283,559,330
Health Care 18.7%
Aduro Biotech Inc.	199,100	5,057,140
[a]BioMarin Pharmaceutical Inc.	239,600	26,847,180
[a]Celldex Therapeutics Inc.	793,900	19,053,600
[a]Cerner Corp.	588,000	42,224,280
The Cooper Cos. Inc.	243,800	43,413,466
[a]DaVita HealthCare Partners Inc.	459,900	37,297,890
DENTSPLY International Inc.	442,000	22,542,000
[a]DexCom Inc.	282,300	19,075,011
[a]Edwards Lifesciences Corp.	253,000	32,042,450
[a]Envision Healthcare Holdings Inc.	1,071,700	40,681,732
[a]HCA Holdings Inc.	620,200	45,901,002
HealthEquity Inc.	337,500	8,845,875
[a]HeartWare International Inc.	118,230	8,951,193
[a]HMS Holdings Corp.	228,100	3,879,981
[a]Hologic Inc.	1,081,300	36,483,062
[a]Illumina Inc.	154,900	28,540,325
[a]Impax Laboratories Inc.	1,232,000	55,760,320
[a]Incyte Corp.	205,200	19,937,232
Inovalon Holdings Inc., A	359,300	9,072,325
[a]Insulet Corp.	109,000	3,253,650
[a]Karyopharm Therapeutics Inc.	240,300	6,526,548
[a,b]Keryx Biopharmaceuticals Inc.	398,100	4,243,746
[a]Mettler-Toledo International Inc.	104,500	33,127,545
[a]Nevro Corp.	88,750	3,995,525
Perrigo Co. PLC	310,817	56,966,540
Pfenex Inc.	650,500	8,684,175
[a]Puma Biotechnology Inc.	73,800	13,326,804
[a]Quintiles Transnational Holdings Inc.	728,400	47,986,992
[a,b]Revance Therapeutics Inc.	623,900	12,275,233
St. Jude Medical Inc.	428,000	29,981,400
[a]Tandem Diabetes Care Inc.	233,200	3,113,220
[a]Vertex Pharmaceuticals Inc.	133,700	16,482,536
		745,569,978
Industrials 14.4%
Acuity Brands Inc.	135,300	22,588,335
[a]The Advisory Board Co.	498,700	25,877,543
Allegiant Travel Co.	61,110	9,396,274
AMETEK Inc.	1,096,050	57,454,941
B/E Aerospace Inc.	530,500	31,718,595
[a]DigitalGlobe Inc.	853,300	27,450,661
Flowserve Corp.	484,400	28,351,932
[a]Genesee & Wyoming Inc.	300,200	27,903,590
[a]HD Supply Holdings Inc.	872,000	28,776,000
Hexcel Corp.	756,709	37,948,956

franklintempleton.com	Annual Report | 91

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Industrials (continued)
[a]IHS Inc., A	320,600	$40,225,682
J.B. Hunt Transport Services Inc.	237,800	20,736,160
Kansas City Southern	246,900	25,304,781
Robert Half International Inc.	834,900	46,295,205
Roper Technologies Inc.	268,830	45,209,141
[a]Spirit Airlines Inc.	501,900	34,365,093
Towers Watson & Co.	167,500	21,256,587
[a]WABCO Holdings Inc.	367,400	45,722,930
		576,582,406
Information Technology 22.9%
[a]Alliance Data Systems Corp.	54,600	16,233,126
[a]ANSYS Inc.	227,100	19,494,264
Applied Materials Inc.	1,626,600	32,190,414
Avago Technologies Ltd. (Singapore)	387,500	45,291,000
[a]Bottomline Technologies Inc.	565,600	15,135,456
[a]Cognex Corp.	761,800	34,197,202
[a]CoStar Group Inc.	206,200	42,153,466
[a]Demandware Inc.	347,100	21,381,360
[a]Electronic Arts Inc.	833,700	48,429,633
Equinix Inc.	133,069	34,056,349
Fidelity National Information Services Inc.	272,900	17,053,521
[a]FleetCor Technologies Inc.	243,800	39,224,982
[a]Fortinet Inc.	424,500	16,020,630
[a]Freescale Semiconductor Ltd.	713,700	27,898,533
[b]GoDaddy Inc., A	100,200	2,512,014
[a]HomeAway Inc.	833,300	23,290,735
Intersil Corp., A	2,174,600	29,030,910
[a]JDS Uniphase Corp.	1,980,400	25,071,864
Lam Research Corp.	236,400	17,867,112
[a]LinkedIn Corp., A	128,600	32,423,918
[a]NetSuite Inc.	169,800	16,227,786
[a]NXP Semiconductors NV (Netherlands)	714,900	68,716,188
[a]Palo Alto Networks Inc.	100,000	14,772,000
[a]Pandora Media Inc.	1,196,200	21,340,208
[a]Red Hat Inc.	442,800	33,325,128
[a]ServiceNow Inc.	386,000	28,895,960
[a]Twitter Inc.	851,000	33,154,960
[a]Vantiv Inc., A	672,600	26,298,660
[a]VeriFone Systems Inc.	840,400	30,061,108
[a]ViaSat Inc.	637,896	38,350,308
[a]Workday Inc.	200,800	18,314,968
Xilinx Inc.	564,100	24,459,376
[a]Yelp Inc.	547,800	21,577,842
		914,450,981
Materials 3.6%
[a]Axalta Coating Systems Ltd.	1,579,270	48,452,004
Cytec Industries Inc.	721,800	39,908,322
H.B. Fuller Co.	556,333	23,238,029
Martin Marietta Materials Inc.	235,500	33,594,075
		145,192,430

92 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Utilities 0.5%
[a]Calpine Corp.	997,600	$21,757,656
Total Common Stocks (Cost $2,566,045,801)		3,880,477,753
Short Term Investments 4.8%
Money Market Funds (Cost $142,198,800) 3.6%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	142,198,800	142,198,800
[d]Investments from Cash Collateral Received for Loaned Securities
(Cost $48,611,025) 1.2%
Money Market Funds 1.2%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	48,611,025	48,611,025
Total Investments (Cost $2,756,855,626) 101.9%		4,071,287,578
Other Assets, less Liabilities (1.9)%		(74,954,915)
Net Assets 100.0%		$3,996,332,663

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2015. See Note 1(c).
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding securities on loan.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 93

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
April 30, 2015

	Franklin Flex Cap	Franklin Focused	Franklin Growth
	Growth Fund	Core Equity Fund	Opportunities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,037,358,388	$116,988,379	$739,778,154
Cost - Sweep Money Fund (Note 3f)	92,368,597	8,816,207	31,128,570
Total cost of investments	$2,129,726,985	$125,804,586	$770,906,724
Value - Unaffiliated issuers	$3,132,631,838	$139,613,420	$1,099,805,959
Value - Sweep Money Fund (Note 3f)	92,368,597	8,816,207	31,128,570
Total value of investments[a]	3,225,000,435	148,429,627	1,130,934,529
Receivables:
Investment securities sold	243,065,862	148,128	10,993,173
Capital shares sold	2,866,692	314,305	1,260,599
Dividends and interest	469,963	50,603	165,876
Other assets	1,735	65	554
Total assets	3,471,404,687	148,942,728	1,143,354,731
Liabilities:
Payables:
Investment securities purchased	108,693,184	1,578,508	8,221,627
Capital shares redeemed	3,296,243	21,672	877,427
Management fees	1,283,511	84,531	597,925
Distribution fees	798,536	37,240	225,250
Transfer agent fees	886,527	20,119	193,868
Payable upon return of securities loaned	11,905,000	—	—
Accrued expenses and other liabilities	201,630	8,335	42,750
Total liabilities	127,064,631	1,750,405	10,158,847
Net assets, at value	$3,344,340,056	$147,192,323	$1,133,195,884
Net assets consist of:
Paid-in capital	$1,979,576,938	$121,483,880	$753,388,146
Undistributed net investment income (loss)	(6,551,185)	(109,547)	(2,383,730)
Net unrealized appreciation (depreciation)	1,095,273,450	22,623,525	360,028,253
Accumulated net realized gain (loss)	276,040,853	3,194,465	22,163,215
Net assets, at value	$3,344,340,056	$147,192,323	$1,133,195,884

[a]Includes securities loaned	$11,308,875	$—	$—

94 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN STRATEGIC SERIES
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015

	Franklin Flex Cap	Franklin Focused	Franklin Growth
	Growth Fund	Core Equity Fund	Opportunities Fund
Class A:
Net assets, at value	$2,245,755,844	$92,611,880	$457,618,644
Shares outstanding	43,555,449	6,055,606	13,813,786
Net asset value per share[a]	$51.56	$15.29	$33.13
Maximum offering price per share (net asset value
per share ÷ 94.25%)	$54.71	$16.22	$35.15
Class C:
Net assets, at value	$363,531,992	$18,757,598	$110,513,114
Shares outstanding	8,435,489	1,273,528	3,775,513
Net asset value and maximum offering price per share[a]	$43.10	$14.73	$29.27
Class R:
Net assets, at value	$45,268,898	$169,157	$48,266,044
Shares outstanding	919,675	11,167	1,503,523
Net asset value and maximum offering price per share	$49.22	$15.15	$32.10
Class R6:
Net assets, at value	$295,822,010	$25,739,190	$246,911,084
Shares outstanding	5,511,989	1,664,940	7,036,134
Net asset value and maximum offering price per share	$53.67	$15.46	$35.09
Advisor Class:
Net assets, at value	$393,961,312	$9,914,498	$269,886,998
Shares outstanding	7,379,652	641,970	7,719,806
Net asset value and maximum offering price per share	$53.38	$15.44	$34.96

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015

	Franklin Small Cap	Franklin Small-Mid Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,309,693,255	$2,566,045,801
Cost - Non-controlled affiliated issuers (Note 8)	478,405,124	—
Cost - Sweep Money Fund (Note 3f)	403,720,936	190,809,825
Total cost of investments	$3,191,819,315	$2,756,855,626
Value - Unaffiliated issuers	$2,679,539,589	$3,880,477,753
Value - Non-controlled affiliated issuers (Note 8)	431,961,699	—
Value - Sweep Money Fund (Note 3f)	403,720,936	190,809,825
Total value of investments[a]	3,515,222,224	4,071,287,578
Receivables:
Investment securities sold	16,335,681	2,933,310
Capital shares sold	129,490,303	4,961,837
Dividends and interest	1,218,688	1,095,966
Due from custodian	1,421,425	190,650
Other assets	1,516	1,994
Total assets	3,663,689,837	4,080,471,335
Liabilities:
Payables:
Investment securities purchased	27,977,800	26,215,986
Capital shares redeemed	7,462,562	5,196,825
Management fees	1,630,538	1,513,570
Distribution fees	471,586	950,248
Transfer agent fees	737,754	1,286,824
Payable upon return of securities loaned	221,392,317	48,801,675
Accrued expenses and other liabilities	124,410	173,544
Total liabilities	259,796,967	84,138,672
Net assets, at value	$3,403,892,870	$3,996,332,663
Net assets consist of:
Paid-in capital	$3,026,300,786	$2,525,998,873
Undistributed net investment income (loss)	—	(4,043,161)
Net unrealized appreciation (depreciation)	323,402,909	1,314,431,952
Accumulated net realized gain (loss)	54,189,175	159,944,999
Net assets, at value	$3,403,892,870	$3,996,332,663

[a]Includes securities loaned	$211,301,814	$46,784,095

96 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015

	Franklin Small Cap	Franklin Small-Mid Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$1,164,217,992	$2,535,853,203
Shares outstanding	61,823,112	66,064,074
Net asset value per share[a]	$18.83	$38.38
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.98	$40.72
Class C:
Net assets, at value	$225,105,488	$448,721,694
Shares outstanding	13,762,678	14,744,058
Net asset value and maximum offering price per share[a]	$16.36	$30.43
Class R:
Net assets, at value	$92,454,509	$96,592,657
Shares outstanding	5,104,534	2,669,562
Net asset value and maximum offering price per share	$18.11	$36.18
Class R6:
Net assets, at value	$844,292,878	$206,547,836
Shares outstanding	42,174,734	5,033,408
Net asset value and maximum offering price per share	$20.02	$41.04
Advisor Class:
Net assets, at value	$1,077,822,003	$708,617,273
Shares outstanding	54,043,372	17,355,925
Net asset value and maximum offering price per share	$19.94	$40.83

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Operations
for the year ended April 30, 2015

	Franklin Flex Cap	Franklin Focused	Franklin Growth
	Growth Fund	Core Equity Fund	Opportunities Fund
Investment income:
Dividends	$16,912,188	$1,209,982	$5,562,203
Income from securities loaned	2,027,170	—	293,740
Total investment income	18,939,358	1,209,982	5,855,943
Expenses:
Management fees (Note 3a)	15,463,437	945,420	6,492,010
Distribution fees: (Note 3c)
Class A	5,567,315	193,877	1,167,008
Class C	3,602,925	119,209	965,439
Class R	263,949	763	236,122
Transfer agent fees: (Note 3e)
Class A	4,638,734	94,021	784,028
Class C	750,505	17,351	194,605
Class R	109,977	222	95,197
Class R6	587	131	1,170
Advisor Class	807,537	12,473	507,965
Custodian fees (Note 4)	30,693	1,429	9,562
Reports to shareholders	451,197	14,012	87,461
Registration and filing fees	233,232	76,419	137,044
Professional fees	65,747	41,822	45,513
Trustees’ fees and expenses	37,187	706	10,387
Other	48,653	8,983	21,115
Total expenses	32,071,675	1,526,838	10,754,626
Expense reductions (Note 4)	(59)	—	—
Expenses waived/paid by affiliates (Notes 3f and 3g)	(49,299)	(261,149)	(16,671)
Net expenses	32,022,317	1,265,689	10,737,955
Net investment income (loss)	(13,082,959)	(55,707)	(4,882,012)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	487,591,360	4,915,224	30,871,066
Foreign currency transactions	—	(441)	(1,297)
Net realized gain (loss)	487,591,360	4,914,783	30,869,769
Net change in unrealized appreciation (depreciation) on:
Investments	(48,517,586)	10,557,832	145,265,246
Translation of other assets and liabilities denominated in
foreign currencies	—	(2,842)	161
Net change in unrealized appreciation (depreciation)	(48,517,586)	10,554,990	145,265,407
Net realized and unrealized gain (loss)	439,073,774	15,469,773	176,135,176
Net increase (decrease) in net assets resulting from
operations	$425,990,815	$15,414,066	$171,253,164

98 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended April 30, 2015

	Franklin Small Cap	Franklin Small-Mid Cap
	Growth Fund	Growth Fund
Investment income:
Dividends	$6,795,866	$20,267,809
Income from securities loaned	5,161,438	1,984,960
Total investment income	11,957,304	22,252,769
Expenses:
Management fees (Note 3a)	15,143,792	17,364,552
Distribution fees: (Note 3c)
Class A	2,963,572	6,053,930
Class C	2,117,318	4,249,567
Class R	359,205	465,973
Transfer agent fees: (Note 3e)
Class A	2,134,820	5,174,291
Class C	437,773	907,920
Class R	148,545	199,152
Class R6	12,008	1,023
Advisor Class	1,612,940	1,445,785
Custodian fees (Note 4)	21,312	35,118
Reports to shareholders	319,016	345,355
Registration and filing fees	428,989	228,689
Professional fees	52,758	63,118
Trustees’ fees and expenses	21,718	41,128
Other	29,324	53,577
Total expenses	25,803,090	36,629,178
Expense reductions (Note 4)	(36)	—
Expenses waived/paid by affiliates (Note 3f)	(114,532)	(79,961)
Net expenses	25,688,522	36,549,217
Net investment income (loss)	(13,731,218)	(14,296,448)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	101,307,993	501,684,738
Non-controlled affiliated issuers (Note 8)	(397,318)	—
Foreign currency transactions	—	2,053
Net realized gain (loss)	100,910,675	501,686,791
Net change in unrealized appreciation (depreciation) on investments	117,033,709	64,843,012
Net realized and unrealized gain (loss)	217,944,384	566,529,803
Net increase (decrease) in net assets resulting from operations	$204,213,166	$552,233,355

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Flex Cap Growth Fund		Focused Core Equity Fund
	Year Ended April 30,		Year Ended April 30,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(13,082,959)	$(9,087,281)	$(55,707)	$80,297
Net realized gain (loss) from investments and foreign
currency transactions	487,591,360	547,040,961	4,914,783	3,001,159
Net change in unrealized appreciation (depreciation) on
investments and translation of other assets and liabilities
denominated in foreign currencies	(48,517,586)	149,336,366	10,554,990	6,359,861
Net increase (decrease) in net assets resulting from
operations	425,990,815	687,290,046	15,414,066	9,441,317
Distributions to shareholders from:
Net investment income:
Class A	—	—	—	(192,481)
Class C	—	—	—	(11,368)
Class R	—	—	—	(445)
Class R6	—	—	(54,580)	(49)
Advisor Class	—	—	(12,538)	(39,406)
Net realized gains:
Class A	(342,846,125)	(301,818,476)	(1,515,213)	(346,062)
Class C	(64,406,445)	(54,830,001)	(294,362)	(51,272)
Class R	(8,219,922)	(9,202,542)	(3,890)	(1,074)
Class R6	(55,730,307)	(49,991,855)	(466,176)	(63)
Advisor Class	(61,364,271)	(52,429,221)	(197,864)	(57,087)
Total distributions to shareholders	(532,567,070)	(468,272,095)	(2,544,623)	(699,307)
Capital share transactions: (Note 2)
Class A	136,476,026	(40,787,141)	43,753,093	14,846,786
Class C	36,940,650	41,930,551	10,579,825	3,202,995
Class R	(9,432,569)	(10,211,593)	25,410	25,544
Class R6	(69,772,541)	351,377,703	24,014,926	12,502
Advisor Class	75,060,076	(557,643,800)	1,784,405	1,381,150
Total capital share transactions	169,271,642	(215,334,280)	80,157,659	19,468,977
Net increase (decrease) in net assets	62,695,387	3,683,671	93,027,102	28,210,987
Net assets:
Beginning of year	3,281,644,669	3,277,960,998	54,165,221	25,954,234
End of year	$3,344,340,056	$3,281,644,669	$147,192,323	$54,165,221
Undistributed net investment income (loss) included in
net assets:
End of year	$(6,551,185)	$—	$(109,547)	$13,720

100 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN STRATEGIC SERIES
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Growth		Franklin Small Cap
	Opportunities Fund		Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,882,012)	$(4,328,922)	$(13,731,218)	$(9,044,371)
Net realized gain (loss) from investments and foreign
currency transactions	30,869,769	34,734,849	100,910,675	118,376,734
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	145,265,407	72,755,872	117,033,709	102,087,491
Net increase (decrease) in net assets resulting
from operations	171,253,164	103,161,799	204,213,166	211,419,854
Distributions to shareholders from:
Net realized gains:
Class A	(8,226,701)	(7,721,877)	(45,578,212)	(24,165,547)
Class C	(2,289,412)	(2,096,347)	(10,662,075)	(6,035,996)
Class R	(1,046,546)	(1,119,208)	(3,386,123)	(1,265,928)
Class R6	(4,459,467)	(3,094,887)	(15,120,957)	(1,954,443)
Advisor Class	(5,048,872)	(5,609,140)	(33,104,015)	(8,618,047)
Total distributions to shareholders	(21,070,998)	(19,641,459)	(107,851,382)	(42,039,961)
Capital share transactions: (Note 2)
Class A	51,147,182	97,823,516	273,601,463	418,746,753
Class C	11,203,177	25,708,687	32,688,066	87,582,326
Class R	(1,590,662)	2,812,217	38,786,269	30,683,689
Class R6	32,429,351	160,891,720	743,017,911	77,135,611
Advisor Class	6,333,425	30,022,943	614,477,070	308,435,474
Total capital share transactions	99,522,473	317,259,083	1,702,570,779	922,583,853
Net increase (decrease) in net assets	249,704,639	400,779,423	1,798,932,563	1,091,963,746
Net assets:
Beginning of year	883,491,245	482,711,822	1,604,960,307	512,996,561
End of year	$1,133,195,884	$883,491,245	$3,403,892,870	$1,604,960,307
Undistributed net investment income (loss) included in
net assets:
End of year	$(2,383,730)	$(1,886,845)	$—	$—

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small-Mid Cap
	Growth Fund
	Year Ended April 30,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(14,296,448)	$(18,790,409)
Net realized gain (loss) from investments and foreign currency transactions	501,686,791	731,676,246
Net change in unrealized appreciation (depreciation) on investments	64,843,012	39,368,824
Net increase (decrease) in net assets resulting from operations	552,233,355	752,254,661
Distributions to shareholders from:
Net realized gains:
Class A	(417,947,469)	(308,312,450)
Class C	(89,717,291)	(59,893,715)
Class R	(17,750,873)	(10,409,543)
Class R6	(31,845,395)	(13,191,566)
Advisor Class	(113,021,649)	(87,681,400)
Total distributions to shareholders	(670,282,677)	(479,488,674)
Capital share transactions: (Note 2)
Class A	230,068,449	(158,638,312)
Class C	73,872,191	44,837,913
Class R	14,705,787	17,358,312
Class R6	53,747,705	157,466,945
Advisor Class	72,116,723	(342,862,855)
Total capital share transactions	444,510,855	(281,837,997)
Net increase (decrease) in net assets	326,461,533	(9,072,010)
Net assets:
Beginning of year	3,669,871,130	3,678,943,140
End of year	$3,996,332,663	$3,669,871,130
Undistributed net investment income (loss) included in net assets:
End of year	$(4,043,161)	$260,343

102 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market February 12, 2015.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds’ calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based securities lending program to earn additional income. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the funds. The total cash collateral received at year end was $11,905,000, $221,392,317 and $48,801,675 for Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, respectively of which $1,421,425 and $190,650 was uninvested cash included in due from custodian in the Statements of Assets and Liabilities for Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, respectively. The fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. If the borrower defaults on its obligation to return the securities loaned, the fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin Focused Core
	Flex Cap Growth Fund		Equity Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2015
Shares sold	5,829,133	$313,652,976	4,330,719	$62,326,695
Shares issued in reinvestment of distributions	6,536,512	313,687,386	108,790	1,506,743
Shares redeemed	(9,069,735)	(490,864,336)	(1,402,021)	(20,080,345)
Net increase (decrease)	3,295,910	$136,476,026	3,037,488	$43,753,093
Year ended April 30, 2014
Shares sold	6,700,704	$375,096,611	2,207,069	$26,644,238
Shares issued in reinvestment of distributions	5,171,210	276,039,156	43,741	534,953
Shares redeemed	(12,236,062)	(691,922,908)	(1,023,326)	(12,332,405)
Net increase (decrease)	(364,148)	$(40,787,141)	1,227,484	$14,846,786

Class C Shares:
Year ended April 30, 2015
Shares sold	806,709	$37,072,619	917,755	$12,810,782
Shares issued in reinvestment of distributions	1,554,274	62,512,881	21,304	285,046
Shares redeemed	(1,363,573)	(62,644,850)	(178,945)	(2,516,003)
Net increase (decrease)	997,410	$36,940,650	760,114	$10,579,825
Year ended April 30, 2014
Shares sold	893,299	$44,126,041	351,843	$4,174,110
Shares issued in reinvestment of distributions	1,140,917	52,995,741	5,240	62,354
Shares redeemed	(1,121,933)	(55,191,231)	(85,283)	(1,033,469)
Net increase (decrease)	912,283	$41,930,551	271,800	$3,202,995

Class R Shares:
Year ended April 30, 2015
Shares sold	112,069	$5,883,467	4,453	$63,598
Shares issued in reinvestment of distributions	178,575	8,187,653	283	3,890
Shares redeemed	(453,418)	(23,503,689)	(2,901)	(42,078)
Net increase (decrease)	(162,774)	$(9,432,569)	1,835	$25,410
Year ended April 30, 2014
Shares sold	165,427	$9,014,678	1,978	$24,090
Shares issued in reinvestment of distributions	178,238	9,181,050	125	1,519
Shares redeemed	(530,379)	(28,407,321)	(5)	(65)
Net increase (decrease)	(186,714)	$(10,211,593)	2,098	$25,544

Class R6 Shares:
Year ended April 30, 2015
Shares sold	208,100	$11,229,853	1,731,134	$25,050,510
Shares issued in reinvestment of distributions	1,074,806	53,600,581	37,238	520,591
Shares redeemed	(2,551,233)	(134,602,975)	(104,481)	(1,556,175)
Net increase (decrease)	(1,268,327)	$(69,772,541)	1,663,891	$24,014,926
Year ended April 30, 2014[a]
Shares sold[b]	6,538,546	$339,702,428	1,049	$12,502
Shares issued in reinvestment of distributions	910,764	49,991,855	—	—
Shares redeemed	(668,994)	(38,316,580)	—	—
Net increase (decrease)	6,780,316	$351,377,703	1,049	$12,502

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	Franklin		Franklin Focused Core
	Flex Cap Growth Fund		Equity Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2015
Shares sold	1,687,564	$95,480,580	187,731	$2,722,580
Shares issued in reinvestment of distributions	1,215,776	60,351,143	10,555	147,563
Shares redeemed	(1,474,007)	(80,771,647)	(74,691)	(1,085,738)
Net increase (decrease)	1,429,333	$75,060,076	123,595	$1,784,405
Year ended April 30, 2014
Shares sold	1,105,318	$63,767,861	151,580	$1,862,457
Shares issued in reinvestment of distributions	941,204	51,568,568	7,778	95,825
Shares redeemed[b]	(12,088,944)	(672,980,229)	(47,289)	(577,132)
Net increase (decrease)	(10,042,422)	$(557,643,800)	112,069	$1,381,150

	Franklin Growth		Franklin
	Opportunities Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2015
Shares sold	4,284,487	$135,816,417	35,113,831	$646,367,733
Shares issued in reinvestment of distributions	260,551	7,871,257	2,517,935	43,107,019
Shares redeemed	(2,999,072)	(92,540,492)	(22,575,043)	(415,873,289)
Net increase (decrease)	1,545,966	$51,147,182	15,056,723	$273,601,463
Year ended April 30, 2014
Shares sold	5,335,483	$149,644,541	32,871,636	$580,436,703
Shares issued in reinvestment of distributions	259,497	7,351,542	1,287,541	22,969,714
Shares redeemed	(2,121,489)	(59,172,567)	(10,393,514)	(184,659,664)
Net increase (decrease)	3,473,491	$97,823,516	23,765,663	$418,746,753
Class C Shares:
Year ended April 30, 2015
Shares sold	938,449	$26,354,628	4,518,973	$72,788,301
Shares issued in reinvestment of distributions	80,384	2,151,087	643,984	9,601,848
Shares redeemed	(623,578)	(17,302,538)	(3,082,359)	(49,702,083)
Net increase (decrease)	395,255	$11,203,177	2,080,598	$32,688,066
Year ended April 30, 2014
Shares sold	1,424,840	$35,757,550	6,739,782	$105,854,080
Shares issued in reinvestment of distributions	78,027	1,977,203	347,196	5,468,331
Shares redeemed	(485,128)	(12,026,066)	(1,517,438)	(23,740,085)
Net increase (decrease)	1,017,739	$25,708,687	5,569,540	$87,582,326
Class R Shares:
Year ended April 30, 2015
Shares sold	362,355	$10,891,578	3,379,988	$60,467,102
Shares issued in reinvestment of distributions	35,413	1,037,235	205,380	3,384,666
Shares redeemed	(446,651)	(13,519,475)	(1,393,481)	(25,065,499)
Net increase (decrease)	(48,883)	$(1,590,662)	2,191,887	$38,786,269
Year ended April 30, 2014
Shares sold	545,166	$14,740,941	2,300,867	$39,848,549
Shares issued in reinvestment of distributions	40,261	1,108,798	73,430	1,265,928
Shares redeemed	(486,471)	(13,037,522)	(604,595)	(10,430,788)
Net increase (decrease)	98,956	$2,812,217	1,769,702	$30,683,689

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2. Shares of Beneficial Interest (continued)
	Franklin Growth		Franklin
	Opportunities Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended April 30, 2015
Shares sold	1,338,415	$43,718,352	40,533,757	$802,392,823
Shares issued in reinvestment of distributions	103,593	3,308,745	719,645	13,068,756
Shares redeemed	(438,062)	(14,597,746)	(3,648,550)	(72,443,668)
Net increase (decrease)	1,003,946	$32,429,351	37,604,852	$743,017,911
Year ended April 30, 2014[a]
Shares sold[b]	6,199,116	$165,959,115	4,726,169	$80,264,676
Shares issued in reinvestment of distributions	103,960	3,094,887	104,015	1,954,443
Shares redeemed	(270,888)	(8,162,282)	(260,302)	(5,083,508)
Net increase (decrease)	6,032,188	$160,891,720	4,569,882	$77,135,611
Advisor Class Shares:
Year ended April 30, 2015
Shares sold	1,172,189	$38,291,441	44,799,317	$871,011,128
Shares issued in reinvestment of distributions	156,179	4,972,740	1,598,050	28,940,693
Shares redeemed	(1,108,533)	(36,930,756)	(14,643,992)	(285,474,751)
Net increase (decrease)	219,835	$6,333,425	31,753,375	$614,477,070
Year ended April 30, 2014
Shares sold	6,718,925	$202,105,098	21,984,752	$414,137,550
Shares issued in reinvestment of distributions	187,091	5,564,089	373,668	7,013,753
Shares redeemed[b]	(6,601,759)	(177,646,244)	(6,203,491)	(112,715,829)
Net increase (decrease)	304,257	$30,022,943	16,154,929	$308,435,474

	Franklin Small-Mid Cap
	Growth Fund
	Shares	Amount

Class A Shares:
Year ended April 30, 2015
Shares sold	9,606,826	$377,655,732
Shares issued in reinvestment of distributions	10,740,727	372,273,602
Shares redeemed	(12,948,880)	(519,860,885)
Net increase (decrease)	7,398,673	$230,068,449
Year ended April 30, 2014
Shares sold	8,518,651	$352,913,687
Shares issued in reinvestment of distributions	7,034,330	277,011,793
Shares redeemed	(18,857,338)	(788,563,792)
Net increase (decrease)	(3,304,357)	$(158,638,312)

Class C Shares:
Year ended April 30, 2015
Shares sold	1,922,933	$61,150,043
Shares issued in reinvestment of distributions	3,007,899	82,897,682
Shares redeemed	(2,173,499)	(70,175,534)
Net increase (decrease)	2,757,333	$73,872,191
Year ended April 30, 2014
Shares sold	1,311,930	$46,282,012
Shares issued in reinvestment of distributions	1,665,263	54,953,680
Shares redeemed	(1,603,672)	(56,397,779)
Net increase (decrease)	1,373,521	$44,837,913

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	Franklin Small-Mid Cap
	Growth Fund
	Shares	Amount

Class R Shares:
Year ended April 30, 2015
Shares sold	929,258	$35,571,744
Shares issued in reinvestment of distributions	531,661	17,385,302
Shares redeemed	(1,016,736)	(38,251,259)
Net increase (decrease)	444,183	$14,705,787
Year ended April 30, 2014
Shares sold	827,089	$33,172,661
Shares issued in reinvestment of distributions	273,999	10,316,051
Shares redeemed	(661,910)	(26,130,400)
Net increase (decrease)	439,178	$17,358,312

Class R6 Shares:
Year ended April 30, 2015
Shares sold	1,395,483	$59,630,680
Shares issued in reinvestment of distributions	675,017	24,968,887
Shares redeemed	(732,222)	(30,851,862)
Net increase (decrease)	1,338,278	$53,747,705
Year ended April 30, 2014[a]
Shares sold	3,770,614	$161,755,908
Shares issued in reinvestment of distributions	318,927	13,190,824
Shares redeemed	(394,411)	(17,479,787)
Net increase (decrease)	3,695,130	$157,466,945

Advisor Class Shares:
Year ended April 30, 2015
Shares sold	2,813,541	$118,449,511
Shares issued in reinvestment of distributions	2,768,890	101,978,223
Shares redeemed	(3,553,308)	(148,311,011)
Net increase (decrease)	2,029,123	$72,116,723
Year ended April 30, 2014
Shares sold	3,625,676	$157,249,867
Shares issued in reinvestment of distributions	1,961,538	81,031,144
Shares redeemed	(13,258,411)	(581,143,866)
Net increase (decrease)	(7,671,197)	$(342,862,855)

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for Franklin Flex Cap Growth Fund, Franklin Growth Opportunities Fund, and
Franklin Small Cap Growth Fund.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

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Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.25%	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares for Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund until further notice and approval by the Board.

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3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$879,132	$94,244	$331,324	$509,073	$466,920
CDSC retained	$33,129	$4,071	$26,943	$93,517	$15,146

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund

Transfer agent fees	$3,343,137	$61,382	$876,693	$1,776,204	$3,833,393

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class do not exceed 1.00% and Class R6 does not exceed 0.85% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2015.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds, except Franklin Focused Core Equity Fund, do not exceed 0.01% until August 31, 2015. There were no Class R6 transfer agent fees waived during the year ended April 30, 2015.

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h. Other Affiliated Transactions

At April 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following funds’ outstanding shares:

Franklin	Franklin	Franklin Growth	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap
Growth Fund	Equity Fund	Fund	Growth Fund
7.96%	16.30%	15.53%	1.89%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2015, the deferred post-October capital losses and late-year ordinary losses were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin
	Flex Cap	Focused Core	Opportunities	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund

Realized capital losses	$—	$—	$—	$6,952,601
Late-year ordinary losses	$6,551,185	$109,546	$2,383,730	$4,043,161

The tax character of distributions paid during the years ended April 30, 2015 and 2014, was as follows:

	Franklin Flex Cap		Franklin Focused Core		Franklin Growth
	Growth Fund		Equity Fund		Opportunities Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$47,149,148	$30,002,450	$710,996	$243,749	$—	$—
Long term capital gain	485,417,922	438,269,645	1,833,627	455,558	21,070,998	19,641,459
	$532,567,070	$468,272,095	$2,544,623	$699,307	$21,070,998	$19,641,459

	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$49,022,134	$9,609,487	$75,776,742	$48,006,745
Long term capital gain	58,829,248	32,430,474	594,505,935	431,481,929
	$107,851,382	$42,039,961	$670,282,677	$479,488,674

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NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At April 30, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Cost of investments	$2,135,260,472	$126,006,771	$774,019,430	$3,197,392,220	$2,758,813,513

Unrealized appreciation	$1,105,630,734	$23,463,170	$361,587,313	$467,554,309	$1,350,114,115
Unrealized depreciation	(15,890,771)	(1,040,314)	(4,672,214)	(149,724,305)	(37,640,050)
Net unrealized appreciation
(depreciation)	$1,089,739,963	$22,422,856	$356,915,099	$317,830,004	$1,312,474,065

Undistributed ordinary income	$—	$1,253,355	$—	$31,680,861	$—
Undistributed long term capital gains	281,574,342	2,143,294	25,275,921	28,081,216	168,855,494
Distributable earnings	$281,574,342	$3,396,649	$25,275,921	$59,762,077	$168,855,494

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2015, were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund

Purchases	$2,482,722,891	$96,550,366	$446,917,405	$2,071,918,535	$1,788,043,180
Sales	$3,039,412,921	$24,201,046	$401,096,015	$699,431,477	$2,086,368,102

7. Restricted Securities

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2015, Franklin Flex Cap Growth Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value

890,868	FibroGen Inc. (Value is 0.59% of Net Assets)	5/19/00	$9,999,998	$19,677,056

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NOTES TO FINANCIAL STATEMENTS

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Small Cap Growth Fund for the year ended April 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Aratana Therapeutics Inc.	1,003,436	1,010,083	—	2,013,519	$25,994,530	$—	$—
Bazaarvoice Inc.	2,774,300	1,540,600	—	4,314,900	23,214,162	—	—
Callidus Software Inc.	849,800	2,058,100	—	2,907,900	35,912,565	—	—
Callon Petroleum Co.	—	4,435,282	—	4,435,282	39,651,421	—	—
The KEYW Holding Corp.	963,013	2,118,547	—	3,081,560	29,737,054	—	—
Lattice Semiconductor Corp.	3,554,700	3,979,500	(82,700)	7,451,500	44,187,395	—	183,495
M/I Homes Inc.	703,300	577,100	—	1,280,400	28,885,824	—	—
Nanometrics Inc.	955,471	1,476,329	—	2,431,800	37,595,628	—	—
Potbelly Corp.	816,500	866,200	(41,849)	1,640,851	24,629,174	—	(580,813)
Revance Therapeutics Inc.	—	1,344,100	—	1,344,100	26,445,168	—	—
Rex Energy Corp.	855,700	4,654,000	—	5,509,700	27,548,500	—	—
Sportsman's Warehouse Holdings
Inc.	808,400	1,548,500	—	2,356,900	22,696,947	—	—
Tile Shop Holdings Inc.	1,586,800	1,038,900	—	2,625,700	34,055,329	—	—
Zoe's Kitchen Inc.	—	1,025,400	—	1,025,400	31,408,002	—	—
Total Affiliated Securities (Value is 12.69% of Net Assets)					$431,961,699	$—	$(397,318)

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2015, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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10. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Flex Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:
Pharmaceuticals, Biotechnology & Life Sciences	$583,743,887	$—	$19,677,056	$603,420,943
Other Equity Investments[a]	2,529,210,895	—	—	2,529,210,895
Short Term Investments	92,368,597	—	—	92,368,597
Total Investments in Securities	$3,205,323,379	$—	$19,677,056	$3,225,000,435

Franklin Focused Core Equity Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$139,613,420	$—	$—	$139,613,420
Short Term Investments	8,816,207	—	—	8,816,207
Total Investments in Securities	$148,429,627	$—	$—	$148,429,627

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$1,099,805,959	$—	$—	$1,099,805,959
Short Term Investments	31,128,570	—	—	31,128,570
Total Investments in Securities	$1,130,934,529	$—	$—	$1,130,934,529

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$3,111,501,288	$—	$—	$3,111,501,288
Short Term Investments	403,720,936	—	—	403,720,936
Total Investments in Securities	$3,515,222,224	$—	$—	$3,515,222,224

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$3,880,477,753	$—	$—	$3,880,477,753
Short Term Investments	190,809,825	—	—	190,809,825
Total Investments in Securities	$4,071,287,578	$—	$—	$4,071,287,578

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2015:

Franklin	Franklin	Franklin Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
$485,417,922	$1,833,627	$21,070,998	$58,829,248	$594,505,935

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2015:

Franklin	Franklin	Franklin	Franklin
Flex Cap	Focused Core	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Growth Fund	Growth Fund
$47,149,148	$643,878	$49,022,134	$75,776,742

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2015:

Franklin	Franklin	Franklin	Franklin
Flex Cap	Focused Core	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Growth Fund	Growth Fund
32.57%	100.00%	13.68%	21.81%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

Franklin	Franklin	Franklin Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
$16,182,351	$1,078,358	$4,392,941	$6,795,866	$17,383,285

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014;
previously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since June 2013	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of	145	None
One Franklin Parkway	the Board and	the Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Funds were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

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Agreement (continued) changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest performing quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of the performance universe during the previous three- and 10-year periods, and in the lowest performing quintile of such universe during the previous five-year period. The Board acknowledged the positive impact of steps taken by management in 2012 to commit additional resources to the

Fund and observed that management has undertaken a comprehensive review of the portfolio, given its underperformance in 2014 following strong performance in 2013. The Board found the Fund’s performance as shown in the Lipper report to be acceptable, noting its one-year total return exceeded 6%, and its annualized three- and five-year total returns exceeded 13%.

Franklin Focused Core Equity Fund – The performance universe for this Fund consisted of all retail and institutional multi-cap core funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest performing quintile of such performance universe, and on an annualized basis to be in the middle performing quintile of such performance universe for the previous three-year period and the second-lowest performing quintile of such universe for the previous five-year period. The Board believed that steps that management had taken to improve performance, including a change in the lead portfolio manager, were producing results and that no additional changes to portfolio management were necessary at the present time. The Board found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

Franklin Growth Opportunities Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of its performance universe, and on an annualized basis to be in the middle performing quintile of such universe during each of the previous three- and five-year periods, and the highest performing quintile of such universe for the previous 10-year period. The Board noted management’s focus on its highest conviction investments and found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

Franklin Small-Mid Cap Growth Fund – The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period to be in the middle performing quintile of such performance universe, and on an annualized basis to be in the middle performing quintile of such universe during each of the previous three-, five- and 10-year periods. Management explained its ongoing review of the portfolio and its conviction around the portfolio holdings. The Board found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

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SHAREHOLDER INFORMATION

Franklin Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and a representative class/fund from each retail portfolio in the small-cap growth classification as selected by Lipper. The Lipper report showed the Fund’s total return to be in the middle performing quintile of such performance universe during the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for each of Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund to be in the least expensive quintile of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Growth Opportunities Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was below the median of such expense group. The contractual investment management fee rate for Franklin Focused Core Equity Fund was in the middle expense quintile of its Lipper expense group, while its actual total expense ratio was in the second least expensive quintile of such expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to its respective expense group as shown in the Lipper reports, noting that Franklin Growth Opportunities Fund and Franklin Focused Core Equity Fund benefited from fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as

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Agreement (continued) well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2014. Despite the fact that the assets of Franklin Focused Core Equity Fund nearly tripled, amounting to approximately $121 million at December 31, 2014, the Board did not believe such size afforded any economies of scale, noting the still small asset size of the Fund. Even if the asset size grew significantly, the fee schedule provides breakpoints beyond the Fund’s current asset level. In view of such fee structure and the favorable expense comparisons of each Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Funds and its affiliates, that there was a sharing of benefits with the Funds and their shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2015

Franklin Strategic Series

Franklin Biotechnology Discovery Fund
Franklin Natural Resources Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Economic and Market Overview	3
Franklin Biotechnology
Discovery Fund	4
Franklin Natural Resources Fund	14
Financial Highlights and
Statements of Investments	25
Financial Statements	41
Notes to Financial Statements	45
Report of Independent Registered
Public Accounting Firm	57
Tax Information	58
Board Members and Officers	59
Shareholder Information	64

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Economic and Market Overview

U.S. economic growth moderated during the 12 months ended April 30, 2015, especially in the second half of the review period. The economy grew for most of 2014, supported in some quarters by greater spending by consumers, businesses, and state and local governments, partially offset by the negative impacts of a wider trade deficit and lower federal defense spending. In the first quarter of 2015, factors including low energy prices and U.S. dollar strength led exports to decline. In addition, harsh weather and labor disruptions weighed on business spending. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.4% at period-end from 6.2% in April 2014.1 Housing market data were positive for most of the period as home sales and prices rose while mortgage rates declined. After a brief slump during the period, retail sales rebounded toward period-end as auto sales surged. Inflation, as measured by the Consumer Price Index, remained subdued during the past 12 months but rose toward period-end amid higher energy prices bouncing from recent lows.

The Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed had repeatedly stated that it could be patient with regard to raising interest rates, in March 2015, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April 2015 meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

Investor confidence grew during the period as corporate profits remained healthy, the Fed maintained its cautious tone on raising interest rates and China introduced more stimulus measures. The stock markets endured some sell-offs when many investors reacted to political instability in certain emerging markets, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as less robust growth in China. U.S. stocks rose overall for the 12 months under review as the Standard & Poor’s® 500 Index and the Dow Jones Industrial Average reached all-time highs.

The foregoing information reflects our analysis and opinions as of April 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Biotechnology Discovery Fund

We are pleased to bring you Franklin Biotechnology Discovery Fund’s annual report for the fiscal year ended April 30, 2015. Effective at the close of market on July 8, 2014, the Fund closed to new investors with limited exceptions. Existing shareholders may continue to add money to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares delivered a +46.81% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, generated a +45.62% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of the U.S. stock market, generated a +12.98% total return.1 Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index®, produced a +21.52% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

Manager’s Discussion

During the 12 months under review, shares of many bio-technology companies rallied amid clinical and regulatory successes. Within the Fund’s portfolio, the performance of individual stocks varied greatly, with several holdings reaching all-time highs and even delivering triple-digit gains. However, the biotechnology industry remained subject to volatility surrounding trial drug results, and a few positions declined notably following adverse outcomes. Please keep in mind that volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating investments in or adding to securities we believe to be undervalued.

Leading contributors to the Fund’s absolute performance included Celgene, Medivation and Gilead Sciences. Celgene discovers, develops and sells therapies for treating cancer and immunological diseases. Its shares benefited from the company’s broad pipeline and robust revenue and profit growth, driven by strong sales of its leading product, blood cancer treatment Revlimid. Celgene provided positive 2015 and long-term guidance, noting that recent achievements, including expanded regulatory approvals of several treatments and improved collaboration with certain partners, could help maintain its growth momentum.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 29.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Gilead Sciences Inc.	8.5%
Biotechnology
Celgene Corp.	8.5%
Biotechnology
Biogen Inc.	7.0%
Biotechnology
Amgen Inc.	4.8%
Biotechnology
Incyte Corp.	3.6%
Biotechnology
BioMarin Pharmaceutical Inc.	3.3%
Biotechnology
Regeneron Pharmaceuticals Inc.	3.2%
Biotechnology
Medivation Inc.	3.0%
Biotechnology
Illumina Inc.	2.8%
Life Sciences Tools & Services
Puma Biotechnology Inc.	2.7%
Biotechnology

Medivation focuses on the development and commercialization of therapies to treat serious diseases for which there are limited treatment options. Its share price doubled during the period as the company generated strong revenue growth for fiscal year 2014, driven by robust sales of its primary product, XTANDI. Prescribers of the prostate cancer treatment increased, particularly in the urology and oncology segments, as regulatory approval expanded to pre-chemotherapy settings.

Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines to treat HIV/AIDS, liver diseases and serious cardiovascular and respiratory conditions. Its shares rose in value as the company delivered strong earnings results, driven by robust sales of its flagship hepatitis C drug, Sovaldi, as well as its recently launched hepatitis C drug, Harvoni. In April, the company declared its first quarterly cash dividend payment in accordance with its previously announced dividend program.

In contrast, certain Fund holdings weighed slightly on performance, including Repros Therapeutics,2 Keryx Biopharmaceuticals and GlycoMimetics. Repros Therapeutics develops drugs for the treatment of hormonal and reproductive system disorders. The company’s shares plunged during the period’s first half after a Food and Drug Administration (FDA) advisory panel on testosterone replacement therapies expressed concern that doctors were prescribing low-testosterone drugs too broadly, including to middle-aged men who wanted to increase their libidos, and voted to advise the FDA to limit the drugs to a specific medical purpose, only after rigorous and costly cardiovascular tests to determine potential risk factors. Although the FDA advisory panel’s meeting was not about Repros’s leading drug for the treatment of secondary hypogo-nadism, Androxal, shares suffered due to investor concerns that the company might not have enough clinical data in the right patient population to obtain approval for Androxal.

Keryx Biopharmaceuticals, which provides therapies for patients with renal disease, received FDA approval in September for the use of its lead product, ferric citrate (Auryxia), in controlling phosphorus levels in patients with chronic kidney disease and who are on dialysis. Its share price fell, however, because of the slow initial launch of Auryxia. Moreover, a number of limitations and warnings somewhat restricted the drug’s sales potential, adding to the stock’s volatility in recent months. The drug was also being evaluated for use by non-dialysis patients.

GlycoMimetics is a clinical stage biotechnology company focused on the discovery and development of drugs that mimic the function of carbohydrates. Such drugs are designed to address unmet medical needs resulting from diseases in which carbohydrate biology plays a key role. The company has a licensing agreement with Pfizer for the development of riv-ipansel for several indications, including vaso-occlusive crisis (VOC; blockage of blood vessels) associated with sickle cell disease. The share price declined after the company reported weaker-than-expected first-quarter 2014 earnings results in May 2014 and announced in September that Pfizer would delay the start of a phase 3 clinical trial due to a manufacturing issue. Near period-end, the company announced that Pfizer planned to begin a phase 3 trial of rivipansel for the treatment of VOC in mid-2015.

2. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FBDIX)	$182.30	$129.27	+$	53.03
C (FBTDX)	$180.67	$129.06[1]	+$	51.61
R6 (FRBRX)	$185.75	$131.09	+$	54.66
Advisor (FTDZX)	$185.12	$130.86	+$	54.26

Distributions (5/1/14–4/30/15)
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$3.7275	$2.9405		$6.6680
C	$3.7275	$2.9405		$6.6680
R6	$3.7275	$2.9405		$6.6680
Advisor	$3.7275	$2.9405		$6.6680

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
PERFORMANCE SUMMARY

Performance as of 4/30/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual Operating
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (3/31/15)[6]	Operating Expenses[7]
A					1.10%
1-Year	+46.81%	+38.37%	$13,837	+35.31%
5-Year	+260.86%	+27.74%	$34,011	+29.47%
10-Year	+409.98%	+17.00%	$48,065	+17.88%
C					1.80%
1-Year	+45.76%[1]	+44.76%	$14,476	+41.49%
Since Inception (3/4/14)	+18.20%	+14.72%	$11,720	+22.29%
R6					0.63%
1-Year	+47.40%	+47.40%	$14,740	+44.17%
Since Inception (5/1/13)	+97.67%	+40.66%	$19,767	+46.98%
Advisor[8]					0.80%
1-Year	+47.17%	+47.17%	$14,717	+43.93%
5-Year	+265.97%	+29.63%	$36,597	+31.39%
10-Year	+418.24%	+17.88%	$51,824	+18.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to Class C shares’ net assets at
4/30/14 for financial reporting purposes, and as a result, Class C shares’ net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +318.61%
and +28.78%.
9. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ
Biotechnology Index is a modified capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,112.90	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76
C
Actual	$1,000	$1,108.60	$9.10
Hypothetical (5% return before expenses)	$1,000	$1,016.17	$8.70
R6
Actual	$1,000	$1,114.80	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01
Advisor
Actual	$1,000	$1,114.10	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.95%;
C: 1.74%; R6: 0.60% and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Natural Resources Fund

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance Overview

The Fund’s Class A shares had a -20.07% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, had a -10.98% total return.1 Also in comparison, the S&P 500® Index, which is a broad measure of the U.S. stock market, generated a +12.98% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects, which benefited Fund performance late in the period under review. Furthermore, the Fund’s performance was generally in line with the performance of other natural resources funds with similar strategies. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth potential, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in metals and mining, chemicals, paper and forest products, and other related sectors.

Sector Overview

Global commodity prices generally declined during the 12 months under review as a moderating global economy and growing production led to excess supplies of oil and other commodities. In addition, U.S. dollar strength for most of the period under review exacerbated the impact of weakening supply-and-demand fundamentals as diverging monetary policies between the U.S. Federal Reserve Board (Fed) and other major global central banks led to the U.S. dollar’s rapid appreciation against

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

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FRANKLIN NATURAL RESOURCES FUND

many foreign currencies. Near period-end, the Fed’s indication that it would remain patient with respect to raising interest rates amid mixed economic reports and the European Central Bank’s (ECB’s) assessment that its monetary stimulus efforts were having the desired effect led the U.S. dollar to retreat from recent highs, helping support global commodity prices.

Strong U.S. crude oil production and softening demand combined with a lack of action by the members of the Organization of the Petroleum Exporting Countries to help balance the market drove oil prices lower in late 2014 and early 2015, dragging many energy-related stocks to multi-year lows. A strengthening U.S. dollar also impacted oil prices as U.S. dollar-priced commodities became more expensive in most foreign currencies, which could negatively impact demand. After reaching a six-year low in March 2015, crude oil prices began to recover in April as U.S. production growth appeared to moderate and refinery demand picked up seasonally, leading U.S. inventories to decline for the first time since November 2014. Also supporting crude oil prices near period-end were concerns of potential supply disruptions in the Middle East due to rising geopolitical risks as Saudi Arabia launched a military campaign in Yemen and battles continued in Iraq and Syria. However, progress in nuclear negotiations with Iran and the potential lifting of sanctions prompted investor concerns related to the potential of Iranian oil returning to the global market, which could increase supply in a market that was moving toward a healthier balance. U.S. natural gas spot prices also fell for the period amid weak seasonal winter demand and rising U.S. natural gas production despite a drop in active rigs. Onshore rigs, in particular, declined sharply, from a peak of 1,876 in late 2014 to a low of 898 near period-end, as new drilling activity slowed, signaling the potential for better supply-and-demand balances over the longer term.2 U.S. crude oil and natural gas production overall remained relatively robust at period-end despite the use of fewer rigs amid technological improvements and a focus on the most promising assets, combined with a lag from drilling to production. However, lower drilling activity is expected to have a greater impact on production in the near future.

Gold and silver prices fell to multi-year lows in November, as low global inflation, a strong U.S. dollar and stronger-than-expected third-quarter U.S. economic growth dimmed the appeal of gold and silver as investments. Gold appreciated early in 2015 as it attracted safe-haven demand amid market volatility, the ECB’s monetary easing, Greece’s debt negotiations and geopolitical tensions in the Middle East and Ukraine. However, U.S. dollar strength, market expectations that the Fed would raise interest rates sometime in 2015, and India’s decision to maintain an import duty on gold pressured prices near period-end. Prices for platinum and palladium, industrial metals widely used for auto production, also declined for the 12-month period as moderating global economic growth raised concerns about industrial demand, particularly as investors worried that auto sales could fall from recent high levels.

Base metals had mixed performance during the period. Aluminum was supported by rising demand from car, truck and plane manufacturers. Zinc benefited from robust demand created by gains in U.S. construction activity and solid global car sales, while a Colombian mine strike that threatened to constrain supplies also supported prices. Lead prices ended the period higher as producers reduced their output. In contrast, copper prices fell to multi-year lows in January and iron ore prices plunged to a 10-year low in April, amid oversupply and soft demand, which significantly impacted related stocks. However, prices for both metals recovered somewhat by period-end amid a generally improving global economic outlook, a weakening U.S. dollar and hopes that China’s stimulus measures would revive demand in that country.

2. Source: Baker Hughes Incorporated, “North America Rotary Rig Count,” 5/29/15.

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FRANKLIN NATURAL RESOURCES FUND

Manager’s Discussion

During the 12 months under review, the Fund’s performance was hindered by a difficult period for many commodities, particularly crude oil and natural gas, causing many energy-related stocks to perform poorly. Many exploration and production (E&P) stocks and oilfield services stocks performed well through June 2014, but they reversed course as fears of oil supply disruption faded and a modest global oversupply, largely resulting from robust U.S. oil production, became more evident. Furthermore, as has been the case in the past few years, investors appeared to gravitate toward the stocks of large-capitalization, dividend-paying companies, which contributed to the Fund’s underperformance relative to the benchmark S&P North American Natural Resources Index. The index held sizable positions in large-cap stocks, whereas the Fund had a larger weighting in small- and mid-capitalization stocks that typically have stronger prospects for long-term growth. However, many of the biggest detractors from performance in 2014 recovered strongly toward period-end, benefiting the Fund’s year-to-date performance in 2015.

Overall, stock selection in the E&P industry was among the major detractors from the Fund’s relative performance. Although news stories focused on oil prices, natural gas prices also suffered as reduced summer demand led to a rapid rebuilding of inventory. This decline had a significant negative impact, in absolute and relative terms, on natural gas-focused stocks held in the Fund, such as Rex Energy,3 Eclipse Resources,3 a new holding, and Southwestern Energy. Another area of weakness in absolute and relative terms was the Fund’s holdings in foreign E&P companies such as Tullow Oil,3 Gran Tierra Energy3 and MEG Energy,3 as well as many shale oil E&Ps, particularly Oasis Petroleum. However, several E&P holdings recovered from recent declines and delivered positive returns, notably Diamondback Energy, whose lower production costs and high-quality asset base helped it weather the difficult oil price environment.

Oilfield services holdings also hurt relative performance, largely due to the Fund’s overweighted allocation and stock selection in several U.S. onshore-focused companies. Investors avoided such stocks during most of the period as fears grew that the oil price decline could reduce onshore activity levels, which was confirmed as the U.S. onshore rig count declined

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry, Country	Net Assets

Anadarko Petroleum Corp.	3.7%
Oil & Gas Exploration & Production, U.S.
Occidental Petroleum Corp.	3.7%
Integrated Oil & Gas, U.S.
Chevron Corp.	3.3%
Integrated Oil & Gas, U.S.
Schlumberger Ltd.	3.2%
Oil & Gas Equipment & Services, U.S.
BHP Billiton PLC, ADR	3.0%
Diversified Metals & Mining, Australia
Cabot Oil & Gas Corp., A	2.9%
Oil & Gas Exploration & Production, U.S.
Marathon Oil Corp.	2.3%
Oil & Gas Exploration & Production, U.S.
Noble Energy Inc.	2.2%
Oil & Gas Exploration & Production, U.S.
Exxon Mobil Corp.	2.2%
Integrated Oil & Gas, U.S.
Freeport-McMoRan Inc., B	2.1%
Diversified Metals & Mining, U.S.

precipitously late in the period. Major detractors from absolute and relative performance included Key Energy Services and C&J Energy Services. The Fund did own several stocks in the oilfield services industry that contributed to relative performance, including Dresser-Rand Group (not held at period-end), which received an acquisition offer from Siemens, and RPC, a new holding this period. An underweighting in National Oilwell Varco, which had a double-digit decline, also helped relative performance.

Many investors continued to favor master limited partnerships in the energy sector for their income potential, which bolstered midstream stocks or those in the oil and gas storage and transportation industry. Thus, the Fund’s lack of ownership in these stocks detracted from relative performance, as did an underweighting in oil and gas refining and marketing stocks, notably Valero and Marathon Petroleum. Although conservative, dividend-paying stocks outperformed over the entire 12-month period, they underperformed for the first four months of 2015 when many investors seemed to prefer smaller capitalization energy growth stocks amid tensions in the Middle East, the U.S. dollar’s retreat from recent highs toward period-end and a partial recovery in oil prices.

3. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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The diversified metals and mining industry also detracted from relative performance due to the Fund’s overweighted allocation compared to its benchmark’s modest exposure, but this effect was somewhat mitigated by stock selection. Significant detractors included Molycorp, which experienced start-up delays at its Mountain Pass facility, and global mining company BHP Billiton.3 Stocks that performed well included MMG (not held at period-end), which benefited from the completion of the La Bambas acquisition from Glencore (also a Fund holding), and HudBay Minerals, a new holding this period.3 Although metals and mining companies overall weighed on the Fund’s performance, we saw some positive signs near period-end, such as mine closures and capacity growth deferrals, which could help balance supply and demand over the longer term.

We sold several securities in May and June 2014 when we considered them fully valued and built our cash position during the period as we searched for more attractive investment opportunities. Positive contributors to relative performance included the Fund’s cash holdings, our off-benchmark allocation in the commodity chemicals industry, notably our investment in LyondellBassell Industries, and our underweighting in oil and gas drilling companies, particularly our lack of exposures to certain underperforming stocks. Furthermore, our holdings in certain gold stocks that outperformed the index and their peers, particularly Newcrest Mining and G-Resources Group, supported results.3 Although many of the sectors in which we invested were out of favor for most of the period, we believed our strategy of investing in growth-oriented companies in an opportunistic fashion has the potential to provide strong long-term total returns. Meanwhile, the Fund’s cash position provided us with the flexibility to take advantage of what we saw as short-term market volatility and invest in new and existing positions at prices we considered more attractive.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FRNRX)	$31.46	$39.79	-$	8.33
C (FNCRX)	$30.46	$38.39	-$	7.93
R6 (N/A)	$33.62	$42.58	-$	8.96
Advisor (FNRAX)	$33.63	$42.52	-$	8.89

Distributions (5/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.2856
C	$0.0084
R6	$0.5021
Advisor	$0.3861

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FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual
					Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					1.07%	1.07%
1-Year	-20.07%	-24.67%	$7,533	-28.78%
5-Year	-1.43%	-1.46%	$9,290	-2.97%
10-Year	+76.01%	+5.19%	$16,591	+3.36%
C					1.76%	1.76%
1-Year	-20.63%	-21.42%	$7,858	-25.72%
5-Year	-4.86%	-0.99%	$9,514	-2.49%
Since Inception (9/1/05)	+26.69%	+2.48%	$12,669	+1.37%
R6					0.53%	0.55%
1-Year	-19.61%	-19.61%	$8,039	-24.03%
Since Inception (9/20/13)	-10.10%	-6.41%	$8,990	-13.09%
Advisor					0.77%	0.77%
1-Year	-19.81%	-19.81%	$8,019	-24.20%
5-Year	+0.06%	+0.01%	$10,006	-1.52%
10-Year	+81.30%	+6.13%	$18,130	+4.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least 8/31/15. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P
North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Annual Report | 23

FRANKLIN NATURAL RESOURCES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$955.70	$5.48
Hypothetical (5% return before expenses)	$1,000	$1,019.19	$5.66
C
Actual	$1,000	$952.20	$8.86
Hypothetical (5% return before expenses)	$1,000	$1,015.72	$9.15
R6
Actual	$1,000	$958.50	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71
Advisor
Actual	$1,000	$957.30	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.13%;
C: 1.83%; R6: 0.54%; and Advisor: 0.83%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

24 | Annual Report franklintempleton.com

			FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Biotechnology Discovery Fund
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$129.27	$105.95	$76.22	$77.78	$65.08
Income from investment operations[a]:
Net investment income (loss)[b]	(1.09)	(1.07)	(0.76)	(0.75)	(0.80)
Net realized and unrealized gains (losses)	60.79	33.18	30.56	9.02	13.50
Total from investment operations	59.70	32.11	29.80	8.27	12.70
Less distributions from:
Net investment income	—	—	(0.07)	(0.52)	—
Net realized gains	(6.67)	(8.79)	—	(9.31)	—
Total distributions	(6.67)	(8.79)	(0.07)	(9.83)	—
Net asset value, end of year	$182.30	$129.27	$105.95	$76.22	$77.78

Total return[c]	46.81%	30.60%	39.12%	13.18%	19.51%

Ratios to average net assets
Expenses	1.00%[d,e]	1.10%[d,e]	1.20%	1.26%	1.31%[e]
Net investment income (loss)	(0.67)%	(0.82)%	(0.88)%	(1.03)%	(1.24)%

Supplemental data
Net assets, end of year (000’s)	$1,601,906	$1,141,890	$653,718	$434,678	$402,112
Portfolio turnover rate	41.43%	48.70%	33.64%	46.54%	235.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 25

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$129.11	$159.15
Income from investment operations[b]:
Net investment income (loss)[c]	(2.38)	(0.34)
Net realized and unrealized gains (losses)	60.61	(29.70)
Total from investment operations	58.23	(30.04)
Less distributions from net realized gains	(6.67)	—
Net asset value, end of year	$180.67	$129.11

Total return[d]	45.76%	(18.88)%

Ratios to average net assets[e]
Expenses[f]	1.75%	1.82%
Net investment income (loss)	(1.42)%	(1.52)%

Supplemental data
Net assets, end of year (000’s)	$23,051	$5,486
Portfolio turnover rate	41.43%	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

26 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$131.09	$104.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.45)	(0.49)
Net realized and unrealized gains (losses)	61.78	35.81
Total from investment operations	61.33	35.32
Less distributions from net realized gains	(6.67)	(8.79)
Net asset value, end of year	$185.75	$131.09

Total return	47.40%	34.10%

Ratios to average net assets
Expenses[d]	0.60%	0.63%
Net investment income (loss)	(0.27)%	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$76,436	$50,846
Portfolio turnover rate	41.43%	48.70%

aFor the period May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 27

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$130.86	$106.86	$76.65	$78.15	$65.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.70)	(0.69)	(0.52)	(0.53)	(0.62)
Net realized and unrealized gains (losses)	61.63	33.48	30.80	9.05	13.57
Total from investment operations	60.93	32.79	30.28	8.52	12.95
Less distributions from:
Net investment income	—	—	(0.07)	(0.71)	—
Net realized gains	(6.67)	(8.79)	—	(9.31)	—
Total distributions	(6.67)	(8.79)	(0.07)	(10.02)	—
Net asset value, end of year	$185.12	$130.86	$106.86	$76.65	$78.15

Total return	47.17%	31.02%	39.51%	13.51%	19.86%

Ratios to average net assets
Expenses	0.75%[c,d]	0.80%[c,d]	0.91%	0.97%	1.02%[d]
Net investment income (loss)	(0.42)%	(0.52)%	(0.59)%	(0.74)%	(0.95)%

Supplemental data
Net assets, end of year (000’s)	$167,035	$91,012	$25,744	$9,330	$5,009
Portfolio turnover rate	41.43%	48.70%	33.64%	46.54%	235.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

28 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Biotechnology Discovery Fund
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 93.2%
Biotechnology 80.7%
[a]Acadia Pharmaceuticals Inc.	United States	566,800	$19,367,556
[a]Acceleron Pharma Inc.	United States	205,900	5,693,135
[a]Achillion Pharmaceuticals Inc.	United States	485,300	4,246,375
[a,b]ADMA Biologics Inc.	United States	131,700	1,107,597
[b]Aduro Biotech Inc.	United States	142,480	3,618,992
[a]Alexion Pharmaceuticals Inc.	United States	226,600	38,347,518
[a]Alkermes PLC	United States	128,600	7,120,582
[a]Alnylam Pharmaceuticals Inc.	United States	251,400	25,610,118
Amgen Inc.	United States	562,600	88,840,166
[a]Amicus Therapeutics Inc.	United States	733,700	7,381,022
[a,b]Anthera Pharmaceuticals Inc.	United States	932,862	4,001,978
[a,c]Aptose Biosciences Inc., 144A	Canada	488,883	2,795,353
[a]Aquinox Pharmaceuticals Inc.	Canada	237,800	1,602,772
[a,b]Bellicum Pharmaceuticals Inc.	United States	331,600	7,951,768
[a]Biogen Inc.	United States	351,461	131,421,812
[a]BioMarin Pharmaceutical Inc.	United States	543,456	60,894,245
[a]Biospecifics Technologies Corp.	United States	85,550	3,277,420
[a]Bluebird Bio Inc.	United States	156,128	20,794,688
[a]Cara Therapeutics Inc.	United States	202,400	2,175,800
[a,b]Catalyst Pharmaceutical Partners Inc.	United States	914,000	2,888,240
[a]Celgene Corp.	United States	1,462,700	158,059,362
[a]Celldex Therapeutics Inc.	United States	1,343,229	32,237,496
[a,b]Cellectis SA, ADR	France	97,700	3,214,330
[a,b]ChemoCentryx Inc.	United States	595,308	3,982,610
[a]Concert Pharmaceuticals Inc.	United States	263,800	3,827,738
[a,b]CytRx Corp.	United States	589,000	2,585,710
[a,b]Dicerna Pharmaceuticals Inc.	United States	224,823	4,512,198
[a]Dyax Corp.	United States	306,600	7,330,806
[a,b]Dynavax Technologies Corp.	United States	306,770	6,170,679
[a,b]Eleven Biotherapeutics Inc.	United States	386,300	4,573,792
[a,d]FibroGen Inc.	United States	451,308	9,968,265
[a,b]Forward Pharma AS, ADR	Denmark	114,700	3,502,938
[a]Genocea Biosciences Inc.	United States	342,700	3,509,248
[a]Gilead Sciences Inc.	United States	1,582,300	159,036,973
[a]GlycoMimetics Inc.	United States	337,000	2,793,730
[a]Halozyme Therapeutics Inc.	United States	426,600	6,343,542
[a,b,e]Heat Biologics Inc.	United States	624,200	3,676,538
[a,e]Heron Therapeutics Inc.	United States	1,664,710	17,978,868
[a,c,e]Heron Therapeutics Inc., wts., 144A, 7/01/16	United States	278,594	2,005,879
[a]Immune Design Corp.	United States	327,300	7,341,339
[a]Incyte Corp.	United States	695,900	67,613,644
[b]Inotek Pharmaceuticals Corp.	United States	332,200	2,013,132
[a,d]Intarcia Therapeutics Inc., DD	United States	80,195	2,970,423
[a]Intercept Pharmaceuticals Inc.	United States	110,600	27,960,786
[a]Isis Pharmaceuticals Inc.	United States	240,400	13,635,488
[a]Karyopharm Therapeutics Inc.	United States	675,800	18,354,728
[a,b]Keryx Biopharmaceuticals Inc.	United States	1,435,500	15,302,430
[a,b]Kite Pharma Inc.	United States	123,144	6,203,995
[a]La Jolla Pharmaceutical Co.	United States	320,400	6,090,804
[a,f]Lion Biotechnologies Inc.	United States	830,700	9,910,251
[a,f]Lpath Inc., A	United States	833,913	1,684,504

franklintempleton.com		Annual Report | 29

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a]MacroGenics Inc.	United States	293,900	$8,408,479
[a]Mast Therapeutics Inc.	United States	5,353,500	2,730,285
[a]Mast Therapeutics Inc., wts., 6/14/18	United States	4,544,600	363,568
[a]Medivation Inc.	United States	464,554	56,090,250
[a,b]Mirati Therapeutics Inc.	Canada	322,200	8,953,938
[a]Neurocrine Biosciences Inc.	United States	541,100	18,446,099
[a,b]NewLink Genetics Corp.	United States	231,000	10,302,600
[a,g]Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	1,173,581
[a]Novavax Inc.	United States	1,332,300	10,298,679
[a,b]OncoMed Pharmaceuticals Inc.	United States	91,700	2,198,966
[a]Oncothyreon Inc.	United States	2,973,100	4,459,650
[a]Ophthotech Corp.	United States	13,632	617,257
[a,b]Orexigen Therapeutics Inc.	United States	1,391,623	9,142,963
[a,b]OvaScience Inc.	United States	14,800	366,226
[a,c]OvaScience Inc., 144A	United States	166,654	4,123,853
Pfenex Inc.	United States	625,100	8,345,085
[a]Portola Pharmaceuticals Inc.	United States	605,400	21,606,726
[a]ProQR Therapeutics NV	Netherlands	103,700	1,967,189
[a]PTC Therapeutics Inc.	United States	160,000	9,400,000
[a]Puma Biotechnology Inc.	United States	278,244	50,245,301
[a]Radius Health Inc.	United States	168,900	6,053,376
[a]Receptos Inc.	United States	128,573	18,943,946
[a]Regeneron Pharmaceuticals Inc.	United States	132,209	60,480,329
[a]Retrophin Inc.	United States	519,794	11,196,363
[a]Sage Therapeutics Inc.	United States	197,070	10,444,710
[a]Sangamo BioSciences Inc.	United States	282,900	3,499,473
[a]Spark Therapeutics Inc.	United States	53,000	3,035,310
[a]Stemline Therapeutics Inc.	United States	606,400	8,422,896
[a]Targacept Inc.	United States	191,432	440,294
[a,b]Tekmira Pharmaceuticals Corp.	Canada	803,000	12,422,410
[a]Tesaro Inc.	United States	228,100	12,424,607
[a]Threshold Pharmaceuticals Inc.	United States	1,055,600	3,736,824
[a]Threshold Pharmaceuticals Inc., wts., 3/16/16	United States	190,476	82,286
[a]Threshold Pharmaceuticals Inc., wts., 2/12/20	United States	439,500	—
[a,b]Tokai Pharmaceuticals Inc.	United States	183,000	1,830,000
[a]Tonix Pharmaceuticals Holding Corp.	United States	147,281	905,778
[a]Trillium Therapeutics Inc.	Canada	158,100	3,011,805
[a]Ultragenyx Pharmaceutical Inc.	United States	82,400	4,649,832
[a]Vertex Pharmaceuticals Inc.	United States	397,500	49,003,800
[a]Xencor Inc.	United States	339,701	4,830,548
[a,b]Zafgen Inc.	United States	313,026	9,741,369
			1,507,926,014
Life Sciences Tools & Services 3.6%
[a]Fluidigm Corp.	United States	440,500	16,501,130
[a]Illumina Inc.	United States	280,200	51,626,850
			68,127,980

30 | Annual Report

franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 8.9%
[a,b]Alcobra Ltd.	Israel	207,647	$1,220,964
[a]Aratana Therapeutics Inc.	United States	546,000	7,048,860
[a]Carbylan Therapeutics Inc.	United States	675,300	3,403,512
[a]Dermira Inc.	United States	159,200	2,348,200
[a]Flex Pharma Inc.	United States	120,200	2,009,744
[a]Foamix Pharmaceuticals Ltd.	Israel	413,800	4,104,896
[a,b]GW Pharmaceuticals PLC, ADR	United Kingdom	94,767	9,917,367
[a]Intra-Cellular Therapies Inc.	United States	146,500	2,995,925
[a]Jazz Pharmaceuticals PLC	United States	160,800	28,734,960
Marinus Pharmaceuticals Inc.	United States	490,600	4,356,528
[a,b]Nuvo Research Inc.	Canada	112,036	412,214
[a,c]Nuvo Research Inc., 144A	Canada	52,941	194,786
[a]Relypsa Inc.	United States	271,600	7,857,388
[a]Revance Therapeutics Inc.	United States	274,300	5,396,853
[a]Sagent Pharmaceuticals Inc.	United States	597,557	13,929,054
[a]SciClone Pharmaceuticals Inc.	United States	1,669,019	13,635,885
Shire PLC, ADR	Ireland	165,400	40,276,554
[a]TherapeuticsMD Inc.	United States	2,320,600	15,037,488
[a,b]Zogenix Inc.	United States	2,015,600	2,801,684
			165,682,862
Total Common Stocks and Other Equity Interests
(Cost $942,528,844)			1,741,736,856
Convertible Preferred Stocks (Cost $854,316) 0.3%
Biotechnology 0.3%
[a,d]Aduro Biotech Inc., 8.00%, cvt. pfd., D	United States	316,074	5,202,325
Preferred Stocks 0.3%
Biotechnology 0.3%
[a,g]Edge Therapeutics Inc., pfd.	United States	688,172	3,200,000
[a,d]Natera Inc., pfd.	United States	258,620	2,056,029
Total Preferred Stocks (Cost $5,224,998)			5,256,029
Total Investments before Short Term Investments
(Cost $948,608,158)			1,752,195,210
Short Term Investments 10.8%
Money Market Funds (Cost $117,766,042) 6.3%
[a,h]Institutional Fiduciary Trust Money Market Portfolio	United States	117,766,042	117,766,042
[i]Investments from Cash Collateral Received for Loaned Securities
(Cost $83,916,132) 4.5%
Money Market Funds 4.5%
[a,h]Institutional Fiduciary Trust Money Market Portfolio	United States	83,916,132	83,916,132
Total Investments (Cost $1,150,290,332) 104.6%			1,953,877,384
Other Assets, less Liabilities (4.6)%			(85,449,685)
Net Assets 100.0%			$1,868,427,699

franklintempleton.com

Annual Report

| 31

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

See Abbreviations on page 56.

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2015. See Note 1(c).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $9,119,871, representing 0.49% of net assets.
dSee Note 7 regarding restricted securities.
eSee Note 8 regarding holdings of 5% voting securities.
fAt April 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the aggregate value of these securities was $4,373,581, representing 0.23% of net assets.
hSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
iSee Note 1(c) regarding securities on loan.

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Natural Resources Fund
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$39.79	$33.03	$35.81	$44.75	$33.15
Income from investment operations[a]:
Net investment income[b]	0.23	0.19	0.08	0.04	0.03
Net realized and unrealized gains (losses)	(8.27)	6.65	(2.86)	(8.72)	12.21
Total from investment operations	(8.04)	6.84	(2.78)	(8.68)	12.24
Less distributions from net investment income	(0.29)	(0.08)	—	(0.26)	(0.64)
Net asset value, end of year	$31.46	$39.79	$33.03	$35.81	$44.75

Total return[c]	(20.07)%	20.74%	(7.76)%	(19.36)%	37.31%

Ratios to average net assets
Expenses	1.08%[d]	1.07%[d]	1.08%	1.03%	1.00%
Net investment income	0.67%	0.53%	0.26%	0.11%	0.07%

Supplemental data
Net assets, end of year (000’s)	$572,518	$624,250	$628,722	$827,693	$1,153,098
Portfolio turnover rate	30.05%	21.03%	20.40%	26.75%	23.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.39	$32.02	$34.96	$43.87	$32.57
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.06)	(0.14)	(0.22)	(0.23)
Net realized and unrealized gains (losses)	(7.91)	6.43	(2.80)	(8.53)	11.98
Total from investment operations	(7.92)	6.37	(2.94)	(8.75)	11.75
Less distributions from net investment income	(0.01)	—	—	(0.16)	(0.45)
Net asset value, end of year	$30.46	$38.39	$32.02	$34.96	$43.87

Total return[c]	(20.63)%	19.89%	(8.41)%	(19.91)%	36.30%

Ratios to average net assets
Expenses	1.78%[d]	1.76%[d]	1.77%	1.73%	1.70%
Net investment income (loss)	(0.03)%	(0.16)%	(0.43)%	(0.59)%	(0.63)%

Supplemental data
Net assets, end of year (000’s)	$123,735	$126,651	$130,424	$176,036	$241,746
Portfolio turnover rate	30.05%	21.03%	20.40%	26.75%	23.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

34 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$42.58	$38.28
Income from investment operations[b]:
Net investment income[c]	0.46	0.19
Net realized and unrealized gains (losses)	(8.92)	4.31
Total from investment operations	(8.46)	4.50
Less distributions from net investment income	(0.50)	(0.20)
Net asset value, end of year	$33.62	$42.58

Total return[d]	(19.61)%	11.83%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.55%	0.55%
Expenses net of waiver and payments by affiliates[f]	0.54%	0.53%
Net investment income	1.21%	1.07%

Supplemental data
Net assets, end of year (000’s)	$439	$939
Portfolio turnover rate	30.05%	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 35

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$42.52	$35.31	$38.17	$47.58	$35.19
Income from investment operations[a]:
Net investment income[b]	0.35	0.31	0.21	0.16	0.14
Net realized and unrealized gains (losses)	(8.85)	7.10	(3.07)	(9.27)	12.98
Total from investment operations	(8.50)	7.41	(2.86)	(9.11)	13.12
Less distributions from net investment income	(0.39)	(0.20)	—	(0.30)	(0.73)
Net asset value, end of year	$33.63	$42.52	$35.31	$38.17	$47.58

Total return	(19.81)%	21.07%	(7.49)%	(19.10)%	37.70%

Ratios to average net assets
Expenses	0.78%[c]	0.77%[c]	0.78%	0.73%	0.70%
Net investment income	0.97%	0.83%	0.56%	0.41%	0.37%

Supplemental data
Net assets, end of year (000’s)	$79,307	$94,651	$117,087	$235,810	$243,180
Portfolio turnover rate	30.05%	21.03%	20.40%	26.75%	23.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

36 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Natural Resources Fund
	Country	Shares	Value
Common Stocks 92.1%
Coal & Consumable Fuels 0.3%
[a,b]Energy Coal Resources, 144A	United States	199,375	$—
Peabody Energy Corp.	United States	515,650	2,439,023
			2,439,023
Commodity Chemicals 1.2%
Axiall Corp.	United States	106,800	4,357,440
LyondellBasell Industries NV, A	United States	46,400	4,803,328
			9,160,768
Construction Materials 0.4%
Martin Marietta Materials Inc.	United States	24,400	3,480,660
Diversified Metals & Mining 13.2%
[c]BHP Billiton PLC, ADR	Australia	474,500	22,918,350
First Quantum Minerals Ltd.	Zambia	247,700	3,793,243
Freeport-McMoRan Inc., B	United States	707,900	16,472,833
Glencore PLC	Switzerland	3,198,000	15,238,884
HudBay Minerals Inc.	Canada	448,500	4,433,897
[a]Imperial Metals Corp.	Canada	321,800	3,490,667
[a]Nautilus Minerals Inc.	Canada	746,000	290,549
PanAust Ltd.	Australia	3,564,487	4,922,220
Rio Tinto PLC, ADR	United Kingdom	234,500	10,503,255
Sandfire Resources NL	Australia	1,648,867	6,419,768
Southern Copper Corp.	Mexico	110,700	3,606,606
Teck Resources Ltd., B	Canada	695,200	10,553,136
			102,643,408
Fertilizers & Agricultural Chemicals 0.7%
The Mosaic Co.	United States	127,600	5,614,400
Gold 4.5%
Agnico Eagle Mines Ltd.	Canada	119,500	3,616,441
Alamos Gold Inc.	Canada	291,100	2,011,829
[a]B2Gold Corp.	Canada	2,411,100	3,776,241
Barrick Gold Corp.	Canada	295,100	3,842,202
[a]G-Resources Group Ltd.	Hong Kong	76,942,160	2,531,515
Goldcorp Inc.	Canada	395,700	7,451,031
[a]Newcrest Mining Ltd.	Australia	300,000	3,430,502
Randgold Resources Ltd., ADR	Jersey Islands	69,800	5,316,666
[a]Romarco Minerals Inc.	Canada	6,980,400	2,631,930
			34,608,357
Integrated Oil & Gas 13.5%
BP PLC, ADR	United Kingdom	174,200	7,518,472
Chevron Corp.	United States	227,800	25,299,468
Exxon Mobil Corp.	United States	198,200	17,316,734
Occidental Petroleum Corp.	United States	358,000	28,675,800
[a,c]Petroleo Brasileiro SA, ADR	Brazil	302,400	2,872,800
Royal Dutch Shell PLC, A, ADR	United Kingdom	167,000	10,592,810
Total SA, B, ADR	France	226,400	12,248,240
			104,524,324

franklintempleton.com

Annual Report

| 37

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Drilling 1.9%
Ensco PLC, A	United States	102,619	$2,799,446
Noble Corp. PLC	United States	125,000	2,163,750
[a]Pioneer Energy Services Corp.	United States	709,337	5,284,561
Rowan Cos. PLC	United States	221,200	4,687,228
			14,934,985
Oil & Gas Equipment & Services 17.0%
Baker Hughes Inc.	United States	163,300	11,179,518
[a]C&J Energy Services Ltd.	United States	323,500	5,645,075
[a]Cameron International Corp.	United States	210,600	11,545,092
[a]Dril-Quip Inc.	United States	77,800	6,202,216
[a]FMC Technologies Inc.	United States	213,600	9,419,760
[a]Forum Energy Technologies Inc.	United States	116,700	2,714,442
Halliburton Co.	United States	236,035	11,553,913
[a]Hornbeck Offshore Services Inc.	United States	151,800	3,468,630
[a]Key Energy Services Inc.	United States	773,800	1,888,072
National Oilwell Varco Inc.	United States	29,500	1,605,095
Oceaneering International Inc.	United States	225,300	12,416,283
[a]Oil States International Inc.	United States	70,400	3,350,336
[a]PHI Inc., non-voting	United States	93,600	2,932,488
[a]RigNet Inc.	United States	164,100	6,147,186
RPC Inc.	United States	200,600	3,191,546
Schlumberger Ltd.	United States	265,304	25,100,412
Superior Energy Services Inc.	United States	311,800	7,950,900
[a]Weatherford International PLC	United States	390,900	5,687,595
			131,998,559
Oil & Gas Exploration & Production 35.1%
Anadarko Petroleum Corp.	United States	308,400	29,020,440
Cabot Oil & Gas Corp., A	United States	660,900	22,351,638
[a]Callon Petroleum Co.	United States	749,300	6,698,742
Canadian Natural Resources Ltd.	Canada	413,700	13,743,719
Cimarex Energy Co.	United States	83,800	10,424,720
[a]Cobalt International Energy Inc.	United States	468,100	5,008,670
[a]Concho Resources Inc.	United States	111,100	14,071,926
Devon Energy Corp.	United States	110,500	7,537,205
[a]Diamondback Energy Inc.	United States	127,700	10,544,189
[a]Eclipse Resources Corp.	United States	295,100	1,867,983
EnCana Corp.	Canada	215,200	3,057,992
EOG Resources Inc.	United States	115,700	11,448,515
EQT Corp.	United States	157,900	14,201,526
[a]Gran Tierra Energy Inc.	Colombia	1,649,000	6,134,280
Hess Corp.	United States	201,800	15,518,420
Marathon Oil Corp.	United States	561,500	17,462,650
[a]Matador Resources Co.	United States	209,746	5,814,159
[a]MEG Energy Corp.	Canada	164,500	3,172,086
Noble Energy Inc.	United States	343,100	17,402,032
[a]Oasis Petroleum Inc.	United States	343,100	6,155,214
[a]Ophir Energy PLC	United Kingdom	1,750,000	3,816,711
Pioneer Natural Resources Co.	United States	77,400	13,373,172
[a]Rex Energy Corp.	United States	1,111,900	5,559,500
[a]Rice Energy Inc.	United States	132,000	3,251,160
SM Energy Co.	United States	174,900	10,138,953

38 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Exploration & Production (continued)
[a]Southwestern Energy Co.	United States	402,300	$11,276,469
Tullow Oil PLC	United Kingdom	488,600	3,106,074
			272,158,145
Oil & Gas Refining & Marketing 3.8%
HollyFrontier Corp.	United States	219,000	8,492,820
Marathon Petroleum Corp.	United States	45,100	4,445,507
Phillips 66	United States	141,800	11,246,158
Valero Energy Corp.	United States	95,800	5,451,020
			29,635,505
Precious Metals & Minerals 0.5%
Tahoe Resources Inc.	United States	176,600	2,495,157
[d]Tahoe Resources Inc., 144A	United States	82,000	1,158,566
			3,653,723
Total Common Stocks (Cost $630,752,780)			714,851,857
Convertible Preferred Stocks 0.8%
Oil & Gas Exploration & Production 0.8%
Sanchez Energy Corp., 4.875%, cvt. pfd.	United States	92,900	3,745,031
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	54,500	2,360,395
Total Convertible Preferred Stocks (Cost $7,072,693)			6,105,426
Preferred Stocks (Cost $2,376,164) 0.0%
Coal & Consumable Fuels 0.0%
[a,b]Energy Coal Resources, 144A, pfd.	United States	29,847	—

		Principal
		Amount
Convertible Bonds 0.6%
Diversified Metals & Mining 0.1%
Molycorp Inc., cvt., senior note, 6.00%, 9/01/17	United States	$4,453,000	491,665
Oil & Gas Exploration & Production 0.5%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	4,787,000	3,760,787
Total Convertible Bonds (Cost $7,854,966)			4,252,452
Total Investments before Short Term Investments
(Cost $648,056,603)			725,209,735

		Shares
Short Term Investments 7.6%
Money Market Funds (Cost $52,015,256) 6.7%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	52,015,256	52,015,256
[f]Investments from Cash Collateral Received for Loaned Securities
(Cost $7,308,375) 0.9%
Money Market Funds 0.9%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	7,308,375	7,308,375
Total Investments (Cost $707,380,234) 101.1%			784,533,366
Other Assets, less Liabilities (1.1)%			(8,534,104)
Net Assets 100.0%			$775,999,262

franklintempleton.com Annual Report | 39

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

See Abbreviations on page 56.

aNon-income producing.
bSee Note 7 regarding restricted securities.
cA portion or all of the security is on loan at April 30, 2015. See Note 1(c).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At April 30, 2015, the value of this security was $1,158,566, representing 0.15% of net assets.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.

40 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
April 30, 2015

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$932,068,255	$648,056,603
Cost - Non-controlled affiliated issuers (Note 8)	16,539,903	—
Cost - Sweep Money Fund (Note 3f)	201,682,174	59,323,631
Total cost of investments	$1,150,290,332	$707,380,234
Value - Unaffiliated issuers	$1,728,533,925	$725,209,735
Value - Non-controlled affiliated issuers (Note 8)	23,661,285	—
Value - Sweep Money Fund (Note 3f)	201,682,174	59,323,631
Total value of investments*	1,953,877,384	784,533,366
Receivables:
Investment securities sold (includes securities loaned in the amount of $1,001,238 and
$—, respectively)	2,600,830	4,132,838
Capital shares sold	1,947,947	3,013,221
Dividends and Interest	218,094	674,059
Due from custodian	2,905,275	—
Other assets	986	330
Total assets	1,961,550,516	792,353,814
Liabilities:
Payables:
Investment securities purchased	322,509	6,768,363
Capital shares redeemed	4,301,271	1,444,664
Management fees	917,188	286,012
Distribution fees	294,663	227,708
Transfer agent fees	381,697	260,003
Payable upon return of securities loaned	86,821,407	7,308,375
Accrued expenses and other liabilities	84,082	59,427
Total liabilities	93,122,817	16,354,552
Net assets, at value	$1,868,427,699	$775,999,262
Net assets consist of:
Paid-in capital	$983,000,750	$735,129,198
Undistributed net investment income (loss)	(6,715,528)	158,696
Net unrealized appreciation (depreciation)	803,600,160	77,166,146
Accumulated net realized gain (loss)	88,542,317	(36,454,778)
Net assets, at value	$1,868,427,699	$775,999,262

*Includes securities loaned	$78,895,553	$7,102,150

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 41

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Class A:
Net assets, at value	$1,601,906,127	$572,518,309
Shares outstanding	8,787,261	18,197,115
Net asset value per share[a]	$182.30	$31.46
Maximum offering price per share (net asset value per share ÷ 94.25%)	$193.42	$33.38
Class C:
Net assets, at value	$23,050,842	$123,735,069
Shares outstanding	127,586	4,061,776
Net asset value and maximum offering price per share[a]	$180.67	$30.46
Class R6:
Net assets, at value	$76,435,818	$438,740
Shares outstanding	411,494	13,050
Net asset value and maximum offering price per share	$185.75	$33.62
Advisor Class:
Net assets, at value	$167,034,912	$79,307,144
Shares outstanding	902,305	2,358,301
Net asset value and maximum offering price per share	$185.12	$33.63

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
42 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Operations
for the year ended April 30, 2015

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Investment income:
Dividends	$2,094,624	$12,438,500
Interest	—	362,961
Income from securities loaned	3,379,178	172,658
Total investment income	5,473,802	12,974,119
Expenses:
Management fees (Note 3a)	9,464,896	3,598,382
Distribution fees: (Note 3c)
Class A	3,560,676	1,642,619
Class C	156,468	1,108,118
Transfer agent fees: (Note 3e)
Class A	2,143,642	1,383,614
Class C	23,560	280,726
Class R6	701	158
Advisor Class	213,777	218,297
Custodian fees (Note 4)	15,878	13,766
Reports to shareholders	203,346	141,056
Registration and filing fees	184,125	119,376
Professional fees	65,658	44,374
Trustees’ fees and expenses	16,792	8,381
Other	26,786	26,081
Total expenses	16,076,305	8,584,948
Expense reductions (Note 4)	(12)	(9)
Expenses waived/paid by affiliates (Note 3f and 3g)	(68,198)	(36,298)
Net expenses	16,008,095	8,548,641
Net investment income (loss)	(10,534,293)	4,425,478
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	142,933,521	8,114,188
Non-controlled affiliated issuers (Note 8)	(1,308,156)	—
Foreign currency transactions	20,804	(154,668)
Net realized gain (loss)	141,646,169	7,959,520
Net change in unrealized appreciation (depreciation) on:
Investments	467,561,764	(169,674,547)
Translation of other assets and liabilities denominated in foreign currencies	13,108	15,073
Net change in unrealized appreciation (depreciation)	467,574,872	(169,659,474)
Net realized and unrealized gain (loss)	609,221,041	(161,699,954)
Net increase (decrease) in net assets resulting from operations	$598,686,748	$(157,274,476)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 43

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Biotechnology Discovery Fund		Natural Resources Fund
	Year Ended April 30,		Year Ended April 30,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(10,534,293)	$(8,789,337)	$4,425,478	$3,888,520
Net realized gain (loss) from investments and foreign
currency transactions	141,646,169	107,458,155	7,959,520	19,694,399
Net change in unrealized appreciation (depreciation) on
investments and translation of other assets and liabilities
denominated in foreign currencies	467,574,872	121,720,853	(169,659,474)	131,394,739
Net increase (decrease) in net assets resulting from
operations	598,686,748	220,389,671	(157,274,476)	154,977,658
Distributions to shareholders from:
Net investment income:
Class A	—	—	(4,357,432)	(1,295,936)
Class C	—	—	(26,149)	—
Class R6	—	—	(8,714)	(1,339)
Advisor Class	—	—	(881,303)	(479,364)
Net realized gains:
Class A	(56,613,547)	(68,524,706)	—	—
Class C	(651,107)	—	—	—
Class R6	(2,490,471)	(3,579,787)	—	—
Advisor Class	(5,889,371)	(3,829,703)	—	—
Total distributions to shareholders	(65,644,496)	(75,934,196)	(5,273,598)	(1,776,639)
Capital share transactions: (Note 2)
Class A	(1,965,528)	350,198,470	66,759,221	(116,275,300)
Class C	13,282,238	6,094,568	19,081,993	(25,999,370)
Class R6	3,829,454	44,555,564	(273,768)	886,459
Advisor Class	31,005,366	64,466,934	6,489,242	(41,555,321)
Total capital share transactions	46,151,530	465,315,536	92,056,688	(182,943,532)
Net increase (decrease) in net assets	579,193,782	609,771,011	(70,491,386)	(29,742,513)
Net assets:
Beginning of year	1,289,233,917	679,462,906	846,490,648	876,233,161
End of year	$1,868,427,699	$1,289,233,917	$775,999,262	$846,490,648
Undistributed net investment income (loss) included in
net assets, end of year	$(6,715,528)	$—	$158,696	$—
Distributions in excess of net investment Income included in
net assets, end of year	$—	$—	$—	$(597,485)

44 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Biotechnology Discovery Fund was closed to new investors with limited exceptions effective at the close of market July 8, 2014.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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1. Organization and Significant Accounting

Policies (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based securities lending program to earn additional income. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The total cash collateral received at year end was $83,916,132 and $7,308,375 for Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund, respectively, of which $2,905,275 was uninvested cash included in due from custodian in the Statement of Assets and Liabilities for Franklin Biotechnology Discovery Fund. The fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open

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market using the collateral received. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2015
Shares sold	1,717,680	$276,277,147	7,090,471	$217,913,005
Shares issued in reinvestment of distributions	326,778	53,156,888	160,621	4,176,142
Shares redeemed	(2,090,836)	(331,399,563)	(4,744,194)	(155,329,926)
Net increase (decrease)	(46,378)	$(1,965,528)	2,506,898	$66,759,221
Year ended April 30, 2014
Shares sold	5,217,381	$685,233,368	2,604,685	$92,042,342
Shares issued in reinvestment of distributions	515,565	64,316,784	35,605	1,243,317
Shares redeemed	(3,069,325)	(399,351,682)	(5,984,517)	(209,560,959)
Net increase (decrease)	2,663,621	$350,198,470	(3,344,227)	$(116,275,300)
Class C Shares:
Year ended April 30, 2015
Shares sold	99,120	$15,615,834	1,797,408	$52,747,509
Shares issued in reinvestment of distributions	4,011	648,558	992	25,030
Shares redeemed	(18,036)	(2,982,154)	(1,035,528)	(33,690,546)
Net increase (decrease)	85,095	$13,282,238	762,872	$19,081,993
Year ended April 30, 2014[a]
Shares sold	44,841	$6,399,029	445,572	$15,263,971
Shares redeemed	(2,350)	(304,461)	(1,219,381)	(41,263,341)
Net increase (decrease)	42,491	$6,094,568	(773,809)	$(25,999,370)
Class R6 Shares:
Year ended April 30, 2015
Shares sold	57,247	$9,282,687	1,857	$71,787
Shares issued in reinvestment of distributions	15,044	2,490,471	312	8,649
Shares redeemed	(48,654)	(7,943,704)	(11,163)	(354,204)
Net increase (decrease)	23,637	$3,829,454	(8,994)	$(273,768)
Year ended April 30, 2014[b,c]
Shares sold[d,e]	431,359	$50,546,318	22,009	$885,146
Shares issued in reinvestment of distributions	28,341	3,579,477	35	1,313
Shares redeemed	(71,843)	(9,570,231)	—	—
Net increase (decrease)	387,857	$44,555,564	22,044	$886,459

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	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2015
Shares sold	470,819	$73,058,064	1,438,440	$50,510,303
Shares issued in reinvestment of distributions	29,024	4,790,912	28,618	794,445
Shares redeemed	(293,017)	(46,843,610)	(1,334,841)	(44,815,506)
Net increase (decrease)	206,826	$31,005,366	132,217	$6,489,242
Year ended April 30, 2014
Shares sold	755,324	$105,199,247	824,952	$31,227,566
Shares issued in reinvestment of distributions	24,447	3,083,964	11,764	438,464
Shares redeemed[d,e]	(325,219)	(43,816,277)	(1,926,993)	(73,221,351)
Net increase (decrease)	454,552	$64,466,934	(1,090,277)	$(41,555,321)

aFor the period March 4, 2014 (effective date) to April 30, 2014 for Franklin Biotechnology Discovery Fund.
bFor the year May 1, 2013 (effective date) to April 30, 2014 for Franklin Biotechnology Discovery Fund.
cFor the period September 20, 2013 (effective date) to April 30, 2014 for Franklin Natural Resources Fund.
dEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for Franklin Biotechnology Discovery Fund.
eEffective September 20, 2013, a portion of Advisor Class shares were exchanged into Class R6 for Franklin Natural Resources Fund.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	up to and including $100 million
0.650%	over $100 million, up to and including $200 million
0.635%	over $200 million, up to and including $250 million
0.585%	over $250 million, up to and including $700 million
0.550%	over $700 million, up to and including $1.2 billion
0.525%	over $1.2 billion, up to and including $7.5 billion
0.515%	over $7.5 billion, up to and including $10 billion
0.505%	over $10 billion, up to and including $12.5 billion
0.495%	over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion.

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Effective May 1, 2014, Franklin Biotechnology Discovery Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, Franklin Biotechnology Discovery Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2014, before the combining of the investment management and administrative agreements as approved by the Board, Franklin Biotechnology Discovery Fund paid administrative fees to FT Services based on the fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

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c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$559,941	$528,818
CDSC retained	$20,766	$16,539

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund

Transfer agent fees	$1,041,602	$931,206

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

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3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2015. For Franklin Biotechnology Discovery Fund, there were no Class R6 transfer agent fees waived during the year ended April 30, 2015.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2015, the capital loss carryforwards were as follows:

Franklin Natural
Resources Fund
Capital loss carryforwards subject to expiration:
2018	$12,737,677
Capital loss carryforwards not subject to expiration:
Short term	—
Long term	—
Total capital loss carryforwards	$12,737,677

During the year ended April 30, 2015, Franklin Natural Resources Fund utilized $20,586,350 of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2015, Franklin Natural Resources Fund deferred post-October capital losses of $13,569,447.

The tax character of distributions paid during the years ended April 30, 2015 and 2014, was as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	2015	2014	2015	2014

Distributions paid from:
Ordinary income	$36,696,134	$13,679,735	$5,273,598	$1,776,639
Long term capital gain	28,948,362	62,254,461	—	—
	$65,644,496	$75,934,196	$5,273,598	$1,776,639

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At April 30, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Cost of investments	$1,166,894,367	$721,424,709

Unrealized appreciation	$817,834,833	$158,867,785
Unrealized depreciation	(30,851,816)	(95,759,128)
Net unrealized appreciation (depreciation)	$786,983,017	$63,108,657

Undistributed ordinary income	$35,637,575	$4,055,522
Undistributed long term capital gains	62,786,195	—
Distributable earnings	$98,423,770	$4,055,522

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2015, were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund

Purchases	$651,734,460	$300,537,993
Sales	$789,143,640	$212,948,779

7. Restricted Securities

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2015, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Biotechnology Discovery Fund
316,074	[a]Aduro Biotech Inc., 8.00%, cvt. pfd., D	12/18/14	$854,316	$5,202,325
451,308	FibroGen Inc.	5/19/00	5,065,932	9,968,265
80,195	Intarcia Therapeutics Inc., DD	3/26/14	2,597,516	2,970,423
258,620	Natera Inc, pfd.	11/20/14	2,024,998	2,056,029
	Total Restricted Securities (Value is 1.08% of Net Assets)		$10,542,762	$20,197,042
Franklin Natural Resources Fund
199,375	Energy Coal Resources, 144A	11/16/05 - 5/05/06	$741,939	$—
29,847	Energy Coal Resources, 144A, pfd.	3/17/09	2,376,164	—
	Total Restricted Securities (Value is 0.00% of Net Assets)		$3,118,103	$—
[a]The Fund also invests in unrestricted securities of the issuer, valued at $3,618,992 as of April 30, 2015.

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Biotechnology Discovery Fund for the year ended April 30, 2015, were as shown below.

	Number of			Number of
	Shares/			Shares/
	Warrants Held			Warrants	Value at
	at Beginning	Gross	Gross	Held at End	End of	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Celsus Therapeutics PLC,
ADR	289,817	—	(289,817)	—	$—	$—	$(1,308,156)
Heat Biologics Inc.	279,200	345,000	—	624,200	3,676,538	—	—
Heron Therapeutics Inc.	965,010	699,700	—	1,664,710	17,978,868	—	—
Heron Therapeutics Inc., wts.,
144A, 7/01/16	278,594	—	—	278,594	2,005,879	—	—
Total Affiliated Securities (Value is 1.27% of Net Assets)					$23,661,285	$—	$(1,308,156)

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 12, 2016, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2015, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$1,491,362,012	$2,451,733	$24,570,623	$1,518,384,368
Other Equity Investments[b]	233,810,842	—	—	233,810,842
Short Term Investments	201,682,174	—	—	201,682,174
Total Investments in Securities	$1,926,855,028	$2,451,733	$24,570,623	$1,953,877,384

Franklin Natural Resources Fund
Assets:
Investments in Securities
Equity Investments:[a]
Oil & Gas Exploration & Production	$272,158,145	$6,105,426	$—	$278,263,571
Other Equity Investments[b]	442,693,712	—	—[c]	442,693,712
Convertible Bonds	—	4,252,452	—	4,252,452
Short Term Investments	59,323,631	—	—	59,323,631
Total Investments in Securities	$774,175,488	$10,357,878	$—	$784,533,366

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At April 30, 2015, the reconciliation of assets is as follows:

Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Year	Purchases	Sales	Level 3	Adjustments	(Loss)	(Depreciation)	of Year	at Year End
Franklin Biotechnology Discovery
Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$10,082,727	$6,079,314	$(9)	$ —	$ —	$5	$8,408,586	$24,570,623	$8,408,586

[a]Includes common and preferred stocks as well as other equity investments.

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NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2015, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount/Range		Increases[a]
Assets:
Investments in Securities:
Equity Investments:[b]
Biotechnology	$20,197,042	Discounted
		Cash Flow
		Model	Free Cash Flow	$2,364.7–$13,567.7	mil	Increase
			Cost of Equity	12.5%		Decrease
			Probability Rate	75%		Increase
		Market	Discount for lack of
		comparables	marketability	5	–35%	Decrease
All Other Investments[c]	4,373,581
Total	$24,570,623

aRepresents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurement.
bIncludes common and convertible preferred stocks.
cIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $28,948,362 as long term capital gain dividends for the fiscal year ended April 30, 2015.

Under Section 871(k)(2)(C) of the Code, Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $36,696,134 as short term capital gain dividends for the purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2015.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2015:

Franklin	Franklin
Biotechnology	Natural
Discovery Fund	Resources Fund
5.09%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

Franklin	Franklin
Biotechnology	Natural
Discovery Fund	Resources Fund
$1,977,620	$11,492,114

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014;
previously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since June 2013	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of	145	None
One Franklin Parkway	the Board and	the Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the

Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Funds were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided

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SHAREHOLDER INFORMATION

Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

Franklin Biotechnology Discovery Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis, to be in the highest performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report.

Franklin Natural Resources Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board found the performance of the Fund to be unacceptable. It discussed with management the investment focus of the Fund, noting its explanation that underperformance was due in part to distress in global commodity markets. Management further explained its ongoing review of the Fund’s sector allocation. The Board determined that a portfolio management change was not required in light of management’s ongoing attention to the Fund, but it would continue to monitor the Fund.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for each of Franklin Natural Resources Fund and Franklin Biotechnology

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FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

Discovery Fund to be in the least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to its respective expense group as shown in the Lipper reports

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2014. In view of such fee structure and the favorable expense comparisons of each Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Funds and its affiliates, that there was a sharing of benefits with the Funds and their shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2015

Franklin Strategic Income Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Strategic Income Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	42
Notes to Financial Statements	46
Report of Independent Registered
Public Accounting Firm	59
Tax Information	60
Board Members and Officers	61
Shareholder Information	66

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Annual Report

Franklin Strategic Income Fund

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, convertible securities and municipal securities.

Performance Overview

The Fund’s Class A shares posted a +1.16% cumulative total return for the 12 months under review. In comparison, the Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, generated a +4.46% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, produced a +2.30% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth moderated during the 12 months ended April 30, 2015, especially in the second half of the review period. The economy grew for most of 2014, supported in some quarters by greater spending by consumers, businesses, and state and local governments, partially offset by the negative impacts of a wider trade deficit and lower federal defense spending. In the first quarter of 2015, factors including low energy prices and U.S. dollar strength led export levels to fall. In addition, harsh weather and labor disruptions weighed on business spending. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.4% at period-end from 6.2% in April 2014.3 Housing market data were positive for most of the period as home sales and prices rose while mortgage rates declined. After a brief slump during the period, retail sales rebounded toward period-end as auto sales surged. Inflation, as measured by the Consumer Price Index, remained subdued during the 12 months but rose late in the period amid higher energy prices bouncing from recent lows.

The Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed had repeatedly stated that it could be patient with regard to raising interest rates, in March 2015, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April 2015 meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 4/30/15, this category consisted of 261 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
3. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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FRANKLIN STRATEGIC INCOME FUND

Portfolio Breakdown*
Based on Total Net Assets
	4/30/15	4/30/14
High Yield Corporate Bonds & Preferred
Securities	31.7%	28.3%
Floating Rate Loans	20.4%	14.5%
International Government & Agency Bonds
(Non-$US)	15.0%	20.0%
Investment-Grade Corporate Bonds	6.5%	8.2%
Mortgage-Backed Securities	5.4%	4.5%
Municipal Bonds	4.1%	5.8%
International Government & Agency Bonds
($US)	3.3%	2.4%
Commercial Mortgage-Backed Securities	3.1%	3.5%
U.S. Treasury Securities	2.3%	1.7%
Other	0.3%	—
Equities	0.1%	1.2%
Asset-Backed Securities	0.0%**	1.5%
Convertible Securities	0.0%**	0.1%
Short-Term Investments & Other Net Assets	7.9%	8.3%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the SOI.
**Rounds to less than 0.1% of total net assets.

The 10-year Treasury yield, which moves inversely to price, declined from 2.67% at the start of the period to 2.05% by period-end, as investors sought less risky assets given concerns about the crisis in Ukraine, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as less robust growth in China. Near period-end, soft domestic data and the Fed’s cautious tone on raising interest rates also supported Treasury prices.

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic stabilization in China, the abundance of global liquidity from the Bank of Japan (BOJ) and European Central Bank (ECB) and the sharp decline in oil prices. The U.S. dollar strengthened against the euro, Japanese yen, and a vast number of developed and emerging market currencies over the six-month period.

As risk aversion increased during November and December, the U.S. dollar broadly strengthened against developed and emerging market currencies. Local-currency sovereign bond yields decreased across the Americas, Europe and Asia while credit spreads widened. This trend persisted through January before sharply reversing course in February; credit spreads tightened as risk appetites returned and local-currency sovereign bond yields broadly shifted higher across the Americas, Europe and Asia. During this time, currencies in certain emerging markets rebounded against the U.S. dollar.

Shortly before the period began, the BOJ introduced a new round of quantitative easing (QE) with an indefinite time horizon. Although Japan’s QE was positive for global risk assets, it contributed to further yen depreciation. In Europe, the ECB began an ambitious QE program in March with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB’s renewed commitment to pursue highly accommodative monetary policies put further pressure on the euro, which depreciated against the U.S. dollar during the period.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income markets in sectors that may include high yield and investment-grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Over the past year, the global fixed income markets were influenced by two broad themes: declining government bond yields and a strengthening U.S. dollar. A combination of relatively tepid global economic growth combined with QE measures implemented in the eurozone and Japan led to declines for longer term interest rates in many developed markets during the period. Additionally, while Europe and Japan engaged in forms of QE, the U.S. discontinued incremental QE and guided the market toward an expectation of likely increases in the short-term federal funds target rate.

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FRANKLIN STRATEGIC INCOME FUND

Dividend Distributions*
5/1/14–4/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
May	3.47	3.11	3.25	3.81	3.69
June	3.50	3.15	3.28	3.83	3.72
July	3.69	3.33	3.47	4.03	3.92
August	3.65	3.29	3.43	3.98	3.88
September	4.63	4.28	4.41	4.95	4.85
October	5.75	5.39	5.53	6.08	5.97
November	5.70	5.36	5.49	6.02	5.91
December	9.82	9.47	9.60	10.14	10.04
January	3.64	3.30	3.43	3.96	3.85
February	3.82	3.51	3.63	4.11	4.01
March	3.82	3.48	3.61	4.15	4.03
April	3.73	3.40	3.52	4.05	3.94
Total	55.22	51.07	52.65	59.11	57.81

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

As a result, the U.S. dollar generally strengthened. Overall for the period, the 10-year Treasury yield fell from 2.67% to 2.05%. In comparison, 10-year German government bond yields fell below 0.5%, with shorter maturity German bonds effectively offering negative yields. Although periods of risk aversion negatively impacted the broader financial markets, lower rates supported equity markets, and the Standard & Poor’s 500 Index gained 12.98%.1

Although the Fund posted a positive total return for the review period, returns lagged those of the Barclays U.S. Aggregate Bond Index and the Fund’s peers in the Lipper Multi-Sector Income Funds Classification Average. Given the decline in longer term rates, longer duration U.S. fixed income securities performed well. Additionally, high yield corporate bonds underperformed the benchmark index as did certain non-U.S. dollar government bond sectors due to a stronger U.S. dollar. Consequently, relative to its benchmarks, the Fund’s heavier weighting in high yield and global bonds detracted from relative performance, as did its lesser exposure to U.S. interest rate duration. Conversely, the Fund’s net short positions in the Japanese yen and the euro, through the use of currency forwards, aided returns given weakness in these two currencies relative to the U.S. dollar. Also, the Fund’s holdings in longer duration municipal bonds, investment-grade corporate bonds and commercial mortgage-backed securities added to returns, as did its exposure to the leveraged corporate loan sector.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

In the corporate bond sector, U.S. dollar strength, along with a significant decline in energy-related companies’ profitability due to lower commodity prices, negatively impacted first-quarter 2015 earnings. However, the high yield default rate remained below historical averages, and corporate liquidity continued to be robust given the refinancing activity over the past several years that lowered interest costs and, in many cases, boosted cash reserves. Although many senior management teams focused on shareholder-friendly activity, including stock buybacks, dividends, and mergers and acquisitions, since the financial crisis, a greater focus on prudent balance sheet management remained. However, over the past 12 months, the drop in commodity prices weighed on high yield corporate bonds, with their heavy concentrations in the energy and metals and mining sectors. As a result, the high yield sector underper-formed the broader fixed income markets, particularly during 2014’s fourth quarter. Over the past year, we added to the Fund’s leveraged loan and high yield exposures, given our generally favorable outlook for corporate credit fundamentals and valuations we considered reasonable. In particular, we added to our loan positions, as we believed the sector should also be fairly insensitive to potential future interest rate increases.

Outside the U.S., the strong U.S. dollar negatively impacted the Fund’s non-U.S. dollar global bond positions. Although the Fund reduced its exposure to global government bonds over the past year, it was still hampered by its remaining non-U.S. dollar holdings. Conversely, the Fund’s net short positions in the yen and the euro, through the use of currency forwards, helped support performance given the decline in those currencies over the reporting period. The Fund maintained a fairly modest exposure to hard currency emerging market bonds; however, its position in Ukrainian debt securities detracted from performance given that country’s ongoing conflict with Russia.

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FRANKLIN STRATEGIC INCOME FUND

With the decline in longer term U.S. rates, the more rate-sensitive fixed income sectors, such as Treasuries, agencies and mortgage-backed securities, generally posted positive returns during the period. The Fund maintained a lower exposure to these sectors, preferring higher income opportunities in the corporate credit markets.

The combination of lower U.S. interest rates and some inflows into dedicated municipal bond funds helped support performance in this sector. However, concerns regarding Puerto Rico’s debt burden as well as its prospective treatment of certain municipal obligations in a restructuring scenario pressured certain issues from the U.S. commonwealth over the past year. Given overall strong performance from municipal securities, the Fund reduced its exposure to municipal debt during the period.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Roger Bayston is a senior vice president of the Franklin Templeton Fixed Income Group. He is also a senior portfolio manager for several fixed income products and private accounts for Franklin Templeton Investments. Mr. Bayston directs a staff performing research and trading responsibilities for government, mortgage-backed and asset-backed securities. He sits on the Fixed Income Policy Committee and helps set portfolio strategy for multi-sector fixed income portfolios. In addition, he leads the team responsible for developing and implementing quantitative-based fixed income strategies of Franklin’s bond portfolios and fixed income products. Before joining Franklin Templeton Investments in 1991, Mr. Bayston managed portfolios of fixed income securities for Bankers Trust Company’s Investment Management Group.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FRSTX)	$10.04	$10.57	-$	0.53
C (FSGCX)	$10.04	$10.57	-$	0.53
R (FKSRX)	$10.01	$10.54	-$	0.53
R6 (FGKNX)	$10.05	$10.58	-$	0.53
Advisor (FKSAX)	$10.05	$10.58	-$	0.53

Distributions (5/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.5522	$0.0077		$0.0876	$0.6475
C	$0.5107	$0.0077		$0.0876	$0.6060
R	$0.5265	$0.0077		$0.0876	$0.6218
R6	$0.5911	$0.0077		$0.0876	$0.6864
Advisor	$0.5781	$0.0077		$0.0876	$0.6734

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	Operating Expenses[5]
A				0.87%
1-Year	+1.16%	-3.15%	-3.73%
5-Year	+29.41%	+4.38%	+4.50%
10-Year	+80.39%	+5.62%	+5.49%
C				1.27%
1-Year	+0.76%	-0.19%	-0.79%
5-Year	+26.88%	+4.88%	+4.99%
10-Year	+73.37%	+5.66%	+5.53%
R				1.12%
1-Year	+0.91%	+0.91%	+0.31%
5-Year	+27.91%	+5.05%	+5.14%
10-Year	+76.06%	+5.82%	+5.69%
R6				0.49%
1-Year	+1.54%	+1.54%	+1.03%
Since Inception (5/1/13)	+4.48%	+2.22%	+1.78%
Advisor				0.62%
1-Year	+1.41%	+1.41%	+0.81%
5-Year	+31.00%	+5.55%	+5.66%
10-Year	+85.04%	+6.35%	+6.21%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	5.26%	3.96%	3.95%
C	5.09%	3.73%	3.72%
R	5.26%	3.88%	3.87%
R6	5.88%	4.53%	4.52%
Advisor	5.75%	4.39%	4.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the
Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 4/30/15.
7. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of
Moody’s, Standard & Poor’s and Fitch, respectively.
9. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/15, there were 261 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 11

FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

franklintempleton.com

FRANKLIN STRATEGIC INCOME FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$999.60	$4.21
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26
C
Actual	$1,000	$998.60	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
R
Actual	$1,000	$999.30	$5.45
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.51
R6
Actual	$1,000	$1,001.50	$2.33
Hypothetical (5% return before expenses)	$1,000	$1,022.46	$2.36
Advisor
Actual	$1,000	$1,000.80	$2.98
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%;
C: 1.25%; R: 1.10%; R6: 0.47%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

| 13

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Strategic Income Fund
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.57	$10.86	$10.48	$10.68	$10.30
Income from investment operations[a]:
Net investment income[b]	0.42	0.44	0.45	0.50	0.55
Net realized and unrealized gains (losses)	(0.30)	(0.18)	0.54	(0.10)	0.39
Total from investment operations	0.12	0.26	0.99	0.40	0.94
Less distributions from:
Net investment income and net foreign currency gains	(0.55)	(0.45)	(0.57)	(0.60)	(0.56)
Net realized gains	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.65)	(0.55)	(0.61)	(0.60)	(0.56)
Net asset value, end of year	$10.04	$10.57	$10.86	$10.48	$10.68

Total return[c]	1.16%	2.52%	9.70%	3.97%	9.41%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.86%	0.86%	0.87%	0.89%	0.88%
Expenses net of waiver and payments by affiliates[d]	0.85%	0.86%[e]	0.87%	0.89%	0.88%
Net investment income	4.03%	4.16%	4.21%	4.81%	5.26%

Supplemental data
Net assets, end of year (000’s)	$5,242,844	$5,182,490	$4,966,834	$3,757,100	$3,288,814
Portfolio turnover rate	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage dollar rolls[f]	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

14 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN STRATEGIC SERIES
			FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
		Year Ended April 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.57	$10.85	$10.48	$10.68	$10.30
Income from investment operations[a]:
Net investment income[b]	0.38	0.40	0.41	0.46	0.50
Net realized and unrealized gains (losses)	(0.30)	(0.17)	0.53	(0.10)	0.40
Total from investment operations	0.08	0.23	0.94	0.36	0.90
Less distributions from:
Net investment income and net foreign currency gains	(0.51)	(0.41)	(0.53)	(0.56)	(0.52)
Net realized gains	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.61)	(0.51)	(0.57)	(0.56)	(0.52)
Net asset value, end of year	$10.04	$10.57	$10.85	$10.48	$10.68

Total return[c]	0.76%	2.20%	9.17%	3.56%	8.98%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.26%	1.26%	1.27%	1.29%	1.28%
Expenses net of waiver and payments by affiliates[d]	1.25%	1.26%[e]	1.27%	1.29%	1.28%
Net investment income	3.63%	3.76%	3.81%	4.41%	4.86%

Supplemental data
Net assets, end of year (000’s)	$2,070,739	$2,109,049	$2,108,962	$1,569,746	$1,358,857
Portfolio turnover rate	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage dollar rolls[f]	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.54	$10.82	$10.45	$10.65	$10.27
Income from investment operations[a]:
Net investment income[b]	0.39	0.41	0.42	0.47	0.52
Net realized and unrealized gains (losses)	(0.29)	(0.17)	0.53	(0.10)	0.39
Total from investment operations	0.10	0.24	0.95	0.37	0.91
Less distributions from:
Net investment income and net foreign currency gains	(0.53)	(0.42)	(0.54)	(0.57)	(0.53)
Net realized gains	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.63)	(0.52)	(0.58)	(0.57)	(0.53)
Net asset value, end of year	$10.01	$10.54	$10.82	$10.45	$10.65

Total return	0.91%	2.36%	9.36%	3.72%	9.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.11%	1.12%	1.14%	1.13%
Expenses net of waiver and payments by affiliates[c]	1.10%	1.11%[d]	1.12%	1.14%	1.13%
Net investment income	3.78%	3.91%	3.96%	4.56%	5.01%

Supplemental data
Net assets, end of year (000’s)	$223,758	$227,359	$260,647	$249,662	$234,775
Portfolio turnover rate	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage dollar rolls[e]	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

16 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.58	$10.87
Income from investment operations[b]:
Net investment income[c]	0.46	0.49
Net realized and unrealized gains (losses)	(0.30)	(0.19)
Total from investment operations	0.16	0.30
Less distributions from:
Net investment income and net foreign currency gains	(0.59)	(0.49)
Net realized gains	(0.10)	(0.10)
Total distributions	(0.69)	(0.59)
Net asset value, end of year	$10.05	$10.58

Total return	1.54%	2.90%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.48%	0.48%
Expenses net of waiver and payments by affiliates[d]	0.47%	0.48%[e]
Net investment income	4.41%	4.54%

Supplemental data
Net assets, end of year (000’s)	$253,929	$247,007
Portfolio turnover rate	72.51%	54.11%
Portfolio turnover rate excluding mortgage dollar rolls[f]	49.36%	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
			Year Ended April 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.58	$10.86	$10.49	$10.69	$10.31
Income from investment operations[a]:
Net investment income[b]	0.44	0.47	0.48	0.53	0.57
Net realized and unrealized gains (losses)	(0.29)	(0.17)	0.53	(0.10)	0.39
Total from investment operations	0.15	0.30	1.01	0.43	0.96
Less distributions from:
Net investment income and net foreign currency gains	(0.58)	(0.48)	(0.60)	(0.63)	(0.58)
Net realized gains	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.68)	(0.58)	(0.64)	(0.63)	(0.58)
Net asset value, end of year	$10.05	$10.58	$10.86	$10.49	$10.69

Total return	1.41%	2.87%	9.87%	4.22%	9.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.61%	0.61%	0.62%	0.64%	0.63%
Expenses net of waiver and payments by affiliates[c]	0.60%	0.61%[d]	0.62%	0.64%	0.63%
Net investment income	4.28%	4.41%	4.46%	5.06%	5.51%

Supplemental data
Net assets, end of year (000’s)	$1,130,796	$1,010,755	$956,001	$713,659	$589,220
Portfolio turnover rate	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage dollar rolls[e]	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

18 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Strategic Income Fund

	Country	Shares		Value
Common Stocks 0.1%
Consumer Services 0.1%
[a,b,c]Turtle Bay Resort	United States	5,579,939		$11,076,180
Materials 0.0%†
[a]Verso Corp	United States	52,816		73,942
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	1,570		1,177,478
Total Common Stocks (Cost $8,876,698)				12,327,600
Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	62		65,100
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	3,399		2,548,920
Total Convertible Preferred Stocks (Cost $5,149,790)				2,614,020
		Principal
		Amount*

Corporate Bonds 38.4%
Automobiles & Components 0.5%
[d]Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	9,000,000	EUR	10,754,849
[d]Fiat Chrysler Automobiles NV, senior note, 144A, 5.25%, 4/15/23	United Kingdom	17,200,000		17,415,000
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	20,000,000		21,260,000
				49,429,849
Banks 3.2%
Bank of America Corp.,
[e]junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	10,000,000		10,237,500
[e]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	22,000,000		23,870,000
senior note, 6.40%, 8/28/17	United States	10,000,000		11,055,280
senior note, 5.65%, 5/01/18	United States	10,000,000		11,069,820
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	6,900,000		7,322,625
5.00%, 8/15/22	United States	18,000,000		18,528,750
[d]144A, 6.625%, 4/01/18	United States	7,000,000		7,525,000
Citigroup Inc.,
[e]junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	6,900,000		6,998,670
[e]junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	10,000,000		10,087,500
senior note, 3.875%, 10/25/23	United States	20,000,000		20,850,500
sub. bond, 5.50%, 9/13/25	United States	10,000,000		11,220,020
sub. note, 4.05%, 7/30/22	United States	5,000,000		5,217,965
JPMorgan Chase & Co.,
[e]junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	10,000,000		10,325,000
[e]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	5,000,000		4,925,000
[e]junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	5,000,000		5,187,500
senior note, 4.25%, 10/15/20	United States	10,000,000		10,866,350
senior note, 3.25%, 9/23/22	United States	5,000,000		5,080,290
sub. note, 3.375%, 5/01/23	United States	10,000,000		9,996,120
sub. note, 3.875%, 9/10/24	United States	10,000,000		10,140,380
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	10,000,000		11,106,250
5.125%, 5/28/24	United Kingdom	2,600,000		2,686,125
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	13,000,000	EUR	16,719,947

franklintempleton.com Annual Report | 19

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
[e]Wells Fargo & Co., junior sub. bond,
5.875% to 6/15/25, FRN thereafter, Perpetual	United States	22,000,000		$23,485,000
S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	28,000,000		29,400,000
				283,901,592
Capital Goods 1.0%
[d]Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	18,000,000		18,753,750
7.75%, 2/01/20	Spain	1,600,000		1,590,000
[d]Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	18,100,000		18,009,500
[d]KM Germany Holdings GmbH, senior secured note, first lien, 144A, 8.75%,
12/15/20	Germany	9,000,000	EUR	11,083,049
Meritor Inc., senior note, 6.75%, 6/15/21	United States	4,000,000		4,200,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	12,200,000		12,108,500
Terex Corp., senior note, 6.00%, 5/15/21	United States	15,000,000		15,243,750
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	4,000,000		4,079,400
senior sub. note, 6.00%, 7/15/22	United States	4,000,000		4,060,000
				89,127,949
Commercial & Professional Services 0.0%†
[d]Algeco Scotsman Global Finance PLC, first lien, 144A, 9.00%, 10/15/18	United Kingdom	1,200,000	EUR	1,337,203
Consumer Durables & Apparel 0.6%
KB Home,
senior bond, 7.50%, 9/15/22	United States	5,000,000		5,250,000
senior note, 4.75%, 5/15/19	United States	9,400,000		9,376,500
senior note, 7.00%, 12/15/21	United States	13,300,000		13,931,750
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	2,200,000		2,293,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	10,300,000		11,252,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	14,300,000		12,548,250
				54,652,750
Consumer Services 1.6%
[d]1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A,
6.00%, 4/01/22	Canada	20,000,000		20,750,000
[f]Caesars Entertainment Operating Co. Inc., senior secured note, first lien,
11.25%, 6/01/17	United States	25,000,000		18,875,000
[d,g]Financiere Quick SAS,
144A, FRN, 7.511%, 10/15/19	France	6,600,000	EUR	6,518,125
secured note, 144A, FRN, 4.761%, 4/15/19	France	6,900,000	EUR	7,169,768
[d]International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25	United Kingdom	15,000,000		14,587,500
senior secured note, 144A, 6.25%, 2/15/22	United Kingdom	20,500,000		20,256,562
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	15,000,000		15,131,250
7.50%, 6/01/16	United States	1,000,000		1,057,500
10.00%, 11/01/16	United States	1,000,000		1,110,000
8.625%, 2/01/19	United States	700,000		805,438
6.75%, 10/01/20	United States	1,800,000		1,946,250
6.625%, 12/15/21	United States	10,000,000		10,750,000
7.75%, 3/15/22	United States	2,000,000		2,255,000
6.00%, 3/15/23	United States	3,000,000		3,120,000

20 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Consumer Services (continued)
Pinnacle Entertainment Inc.,
senior note, 6.375%, 8/01/21	United States	4,900,000		$5,236,875
senior sub. note, 7.75%, 4/01/22	United States	2,200,000		2,453,000
[d]Scientific Games International Inc., senior note, 144A, 10.00%, 12/01/22	United States	10,900,000		10,164,250
[d]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	200,000		188,000
				142,374,518
Diversified Financials 2.3%
[d]AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
144A, 5.00%, 10/01/21	Netherlands	10,600,000		11,388,375
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	19,663,000		23,082,396
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,
5/24/28	Germany	33,000,000		32,051,250
E*TRADE Financial Corp., senior note,
5.375%, 11/15/22	United States	9,000,000		9,585,000
4.625%, 9/15/23	United States	8,100,000		8,292,375
[e]The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20,
FRN thereafter, Perpetual	United States	21,900,000		21,982,125
Morgan Stanley,
[e]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	25,600,000		25,792,000
sub. bond, 3.95%, 4/23/27	United States	10,000,000		9,803,000
Navient Corp., senior note,
8.45%, 6/15/18	United States	14,100,000		15,766,620
5.50%, 1/15/19	United States	16,000,000		16,304,000
5.875%, 3/25/21	United States	5,000,000		4,987,500
6.125%, 3/25/24	United States	10,000,000		9,750,000
[d]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	4,000,000		4,180,200
5.875%, 3/15/22	United States	10,000,000		10,800,000
				203,764,841
Energy 7.8%
Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%,
7/15/22	United States	7,300,000		7,850,668
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond,
7.875%, 4/15/22	United States	28,400,000		23,430,000
California Resources Corp.,
senior bond, 6.00%, 11/15/24	United States	17,000,000		16,065,000
senior note, 5.50%, 9/15/21	United States	8,400,000		8,001,000
CGG SA, senior note,
7.75%, 5/15/17	France	3,429,000		3,377,565
6.50%, 6/01/21	France	10,000,000		8,150,000
6.875%, 1/15/22	France	10,000,000		8,187,500
[d]144A, 5.875%, 5/15/20	France	3,500,000	EUR	3,824,087
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	8,000,000		6,940,000
8.25%, 9/01/21	United States	8,000,000		6,560,000
7.625%, 11/15/22	United States	1,400,000		1,113,000
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	5,000,000		3,425,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	20,001,600		17,501,400

franklintempleton.com Annual Report | 21

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy Corp., senior note,
7.25%, 12/15/18	United States	1,000,000	$1,077,500
6.625%, 8/15/20	United States	16,000,000	16,560,000
6.125%, 2/15/21	United States	6,000,000	6,060,000
5.75%, 3/15/23	United States	14,000,000	13,510,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	22,000,000	21,175,000
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	20,000,000	18,550,000
[d]144A, 8.00%, 4/01/23	United States	13,700,000	13,939,750
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	30,000,000	33,900,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000	10,909,050
Energy XXI Gulf Coast Inc.,
senior note, 9.25%, 12/15/17	United States	15,000,000	11,250,000
senior note, 7.50%, 12/15/21	United States	2,100,000	879,375
[d]senior note, 144A, 6.875%, 3/15/24	United States	15,000,000	6,037,500
[d]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	5,000,000	4,825,000
[d]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	15,000,000	11,690,625
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note,
6.875%, 2/15/23	United States	3,816,000	4,111,740
[d,h]Gaz Capital SA (OJSC Gazprom), loan participation,
senior bond, 144A, 6.51%, 3/07/22	Russia	8,000,000	8,083,744
senior note, 144A, 5.092%, 11/29/15	Russia	7,000,000	7,065,625
senior note, 144A, 3.85%, 2/06/20	Russia	20,000,000	18,362,500
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	4,000,000	3,300,000
8.875%, 5/15/21	United States	15,000,000	11,790,000
9.25%, 2/15/22	United States	5,300,000	4,134,000
[d]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%,
1/15/18	United States	17,000,000	18,686,043
Kinder Morgan Inc.,
senior bond, 4.30%, 6/01/25	United States	5,000,000	5,082,035
senior note, 7.00%, 6/15/17	United States	3,500,000	3,841,803
senior note, 6.50%, 9/15/20	United States	9,000,000	10,470,825
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	5,000,000	4,387,500
6.25%, 11/01/19	United States	8,000,000	6,820,000
8.625%, 4/15/20	United States	10,000,000	9,125,000
7.75%, 2/01/21	United States	10,000,000	8,650,000
6.50%, 9/15/21	United States	2,500,000	2,050,000
[d]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	35,000,000	31,193,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	20,000,000	19,900,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	15,000,000	8,025,000
Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	10,400,000	10,634,000
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	10,000,000	6,450,000
senior secured note, first lien, 7.50%, 11/01/19	United States	15,000,000	9,900,000
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	20,000,000	21,300,000

22 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Peabody Energy Corp.,
[d]second lien, 144A, 10.00%, 3/15/22	United States	2,000,000	$1,700,000
senior note, 6.00%, 11/15/18	United States	5,000,000	3,924,500
senior note, 6.50%, 9/15/20	United States	8,300,000	5,187,500
senior note, 6.25%, 11/15/21	United States	20,000,000	12,100,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	15,000,000	14,700,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance
Corp., senior note,
8.375%, 6/01/20	United States	6,540,000	7,202,175
6.50%, 5/15/21	United States	5,000,000	5,362,500
[d,f,g]Quicksilver Resources Inc., secured note, second lien, 144A,
FRN, 7.00%, 6/21/19	United States	12,000,000	7,590,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior bond, 5.50%, 4/15/23	United States	5,000,000	5,325,000
senior note, 5.875%, 3/01/22	United States	1,300,000	1,452,750
senior note, 5.00%, 10/01/22	United States	10,000,000	10,725,000
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	24,000,000	24,665,040
first lien, 5.625%, 4/15/23	United States	6,200,000	6,293,000
senior secured note, first lien, 5.75%, 5/15/24	United States	3,300,000	3,349,500
[d]senior secured note, first lien, 144A, 5.625%, 3/01/25	United States	5,000,000	5,043,750
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	12,600,000	13,198,500
6.125%, 1/15/23	United States	12,000,000	11,820,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	22,000,000	15,840,000
Williams Partners LP, senior bond, 4.00%, 9/15/25	United States	22,000,000	21,749,442
			695,381,242
Food & Staples Retailing 0.4%
[d]Cencosud SA, senior note, 144A,
4.875%, 1/20/23	Chile	15,000,000	15,294,975
5.15%, 2/12/25	Chile	20,000,000	20,376,300
			35,671,275
Food, Beverage & Tobacco 0.9%
[d]Barry Callebaut Services SA, senior note, 144A, 5.50%, 6/15/23	Belgium	5,300,000	5,680,938
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	10,600,000	10,931,250
[d]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	6,800,000	6,936,000
senior note, 144A, 8.25%, 2/01/20	United States	19,000,000	20,282,500
senior note, 144A, 7.25%, 6/01/21	United States	4,500,000	4,770,000
[d]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	15,800,000	16,021,200
6.00%, 12/15/22	United States	10,000,000	9,787,500
[d]Smithfield Foods Inc., senior note, 144A,
5.25%, 8/01/18	United States	2,500,000	2,565,625
5.875%, 8/01/21	United States	2,000,000	2,103,750
			79,078,763

franklintempleton.com Annual Report | 23

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services 1.8%
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	4,900,000	$5,132,750
AmSurg Corp., senior note, 5.625%, 7/15/22	United States	4,100,000	4,192,250
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	10,200,000	10,837,500
senior note, 7.125%, 7/15/20	United States	6,000,000	6,442,500
senior note, 6.875%, 2/01/22	United States	3,300,000	3,518,625
senior secured note, first lien, 5.125%, 8/15/18	United States	6,000,000	6,240,000
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	10,000,000	10,195,000
senior bond, 5.00%, 5/01/25	United States	9,300,000	9,323,250
senior note, 5.75%, 8/15/22	United States	10,000,000	10,662,500
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	3,000,000	3,116,250
senior note, 7.50%, 2/15/22	United States	8,100,000	9,497,250
senior note, 5.875%, 5/01/23	United States	15,000,000	16,256,250
senior secured bond, first lien, 5.875%, 3/15/22	United States	10,000,000	11,212,500
senior secured bond, first lien, 5.25%, 4/15/25	United States	10,000,000	10,850,000
Omnicare Inc., senior note, 4.75%, 12/01/22	United States	6,900,000	7,572,750
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	2,700,000	2,889,000
senior note, 8.125%, 4/01/22	United States	8,400,000	9,187,500
[d]senior note, 144A, 5.00%, 3/01/19	United States	6,700,000	6,674,875
[d]senior note, 144A, 5.50%, 3/01/19	United States	15,300,000	15,472,125
			159,272,875
Insurance 0.6%
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter,
12/15/66	United States	15,000,000	17,737,500
[d]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to10/16/24, FRN
thereafter, 10/16/44	Japan	35,000,000	38,245,725
			55,983,225
Materials 4.8%
ArcelorMittal, senior note,
6.25%, 3/01/21	Luxembourg	20,000,000	21,090,000
7.00%, 2/25/22	Luxembourg	15,000,000	16,425,000
[d]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	5,000,000	5,393,750
[d]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	2,000,000	2,050,000
senior note, 144A, 7.00%, 11/15/20	Luxembourg	1,764,706	1,814,338
senior note, 144A, 6.75%, 1/31/21	Luxembourg	2,400,000	2,496,000
senior note, 144A, 6.00%, 6/30/21	Luxembourg	3,100,000	3,177,500
[g]senior secured note, 144A, FRN, 3.271%, 12/15/19	Luxembourg	8,700,000	8,613,000
[d]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	15,000,000	14,343,750
[d]Cemex Finance LLC, senior secured note,
144A, 9.375%, 10/12/22	Mexico	1,400,000	1,600,900
first lien, 144A, 6.00%, 4/01/24	Mexico	5,800,000	5,955,875
[d]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000	15,046,875
secured note, 144A, 5.875%, 3/25/19	Mexico	10,000,000	10,337,500
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	4,000,000	4,120,000

24 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Materials (continued)
[d]Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	13,700,000	EUR	$16,995,761
[d]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	15,000,000		14,025,000
7.00%, 2/15/21	Canada	20,000,000		18,750,000
[d]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 6.00%, 4/01/17	Australia	2,000,000		2,063,750
senior note, 144A, 6.875%, 2/01/18	Australia	5,333,333		5,526,667
senior secured note, 144A, 9.75%, 3/01/22	Australia	32,000,000		33,176,800
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	26,000,000		25,111,008
[d]Glencore Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Switzerland	20,000,000		21,606,120
[d]Glencore Funding LLC, senior note, 144A,
4.125%, 5/30/23	Switzerland	7,500,000		7,576,552
4.625%, 4/29/24	Switzerland	5,000,000		5,169,550
[d]Ineos Finance PLC, senior secured note, 144A, 7.50%, 5/01/20	Switzerland	2,000,000		2,112,500
[d]Ineos Group Holdings SA, senior note, 144A,
6.125%, 8/15/18	Switzerland	2,200,000		2,249,500
5.875%, 2/15/19	Switzerland	700,000		710,500
[d]INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	25,100,000		24,899,351
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	9,000,000		9,371,250
8.75%, 12/15/20	Canada	8,000,000		8,580,000
[d]Owens-Brockway Glass Container Inc.,
senior bond, 144A, 5.375%, 1/15/25	United States	7,600,000		7,894,500
senior note, 144A, 5.00%, 1/15/22	United States	5,700,000		5,871,000
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	6,600,000		6,913,500
senior note, 8.50%, 5/15/18	United States	14,000,000		14,367,500
senior note, 9.00%, 4/15/19	United States	1,000,000		1,052,500
senior note, 9.875%, 8/15/19	United States	400,000		427,000
senior note, 8.25%, 2/15/21	United States	10,000,000		10,687,500
senior secured note, first lien, 7.125%, 4/15/19	United States	4,000,000		4,147,500
[d]Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000		11,794,375
senior note, 144A, 6.50%, 12/01/20	United States	4,000,000		4,470,000
senior note, 144A, 8.375%, 9/15/21	United States	4,000,000		4,530,000
senior note, 144A, 4.875%, 12/01/22	United States	11,300,000		11,667,250
[d]Steel Dynamics Inc.,
senior bond, 144A, 5.50%, 10/01/24	United States	9,700,000		10,039,500
senior note, 144A, 5.125%, 10/01/21	United States	9,200,000		9,453,000
[d]U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	8,000,000	EUR	9,582,307
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	2,523,000		2,213,932
				425,500,161
Media 3.7%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	3,000,000		3,390,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	10,000,000		10,030,000
[d]senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000		12,805,000
senior note, 6.50%, 4/30/21	United States	8,000,000		8,328,000

franklintempleton.com Annual Report | 25

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Media (continued)
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,000,000		$3,157,500
senior note, 6.50%, 11/15/22	United States	5,000,000		5,312,500
senior sub. note, 7.625%, 3/15/20	United States	900,000		942,750
senior sub. note, 7.625%, 3/15/20	United States	6,400,000		6,752,000
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	6,000,000		6,795,000
senior note, 6.75%, 11/15/21	United States	22,000,000		24,942,500
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	10,000,000		9,575,000
senior note, 7.125%, 2/01/16	United States	13,000,000		13,471,250
senior note, 6.75%, 6/01/21	United States	4,000,000		4,245,320
senior note, 5.875%, 7/15/22	United States	3,000,000		3,030,000
senior note, 5.875%, 11/15/24	United States	5,000,000		4,912,500
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	19,200,000		20,856,000
[d]senior bond, 144A, 5.50%, 9/15/24	United States	2,800,000		2,919,000
senior note, 5.125%, 7/15/20	United States	9,800,000		10,302,250
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	23,800,000		22,907,500
senior secured note, first lien, 9.00%, 9/15/22	United States	8,100,000		7,776,000
[d]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	3,400,000		3,425,500
[d]Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	United States	14,600,000		15,184,000
5.375%, 4/15/25	United States	9,000,000		9,067,500
Time Warner Cable Inc., senior note, 4.00%, 9/01/21	United States	9,700,000		9,663,334
[d]Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
senior secured bond, first lien, 144A, 5.75%, 1/15/23	Germany	3,330,000	EUR	4,061,029
senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	1,710,000	EUR	2,087,791
[d]Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	18,000,000		18,877,500
[d]Univision Communications Inc.,
senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	3,622,000		3,902,886
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	2,000,000		2,032,500
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	30,000,000		30,300,000
[d]Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	6,400,000		6,648,000
[d]Virgin Media Finance PLC, senior bond, 144A, 6.375%,
4/15/23	United Kingdom	500,000		528,750
10/15/24	United Kingdom	9,600,000	GBP	15,822,841
[d]Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,393,750
senior secured note, first lien, 144A, 5.375%, 4/15/21	United Kingdom	3,870,000		4,051,406
[d]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	7,600,000		7,882,720
				330,379,577
Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	14,900,000		15,097,157
[d]Endo Finance LLC/Endo Ltd./Endo Finco Inc., senior bond, 144A, 6.00%,
2/01/25	United States	11,900,000		12,242,125
[d]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%, 4/01/22	United States	8,000,000		8,200,000
[d]inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	700,000		738,500
[d,i]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	24,100,000		24,702,500

26 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[d]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000		$3,216,250
senior note, 144A, 7.50%, 7/15/21	United States	10,800,000		11,745,000
senior note, 144A, 5.625%, 12/01/21	United States	5,000,000		5,131,250
senior note, 144A, 5.50%, 3/01/23	United States	8,000,000		8,100,000
[d]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	16,600,000		17,554,500
Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	25,000,000		24,871,250
				131,598,532
Real Estate 0.1%
Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	5,000,000		5,303,000
Retailing 0.8%
[d]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	7,000,000		7,367,500
[d]Edcon Holdings Pty. Ltd., senior note, 144A, 13.375%, 6/30/19	South Africa	1,800,000	EUR	547,841
[d]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	15,325,000	EUR	14,067,999
[d]Family Tree Escrow LLC, senior note, 144A,
5.25%, 3/01/20	United States	1,600,000		1,684,000
5.75%, 3/01/23	United States	6,900,000		7,279,500
[d]Netflix Inc.,
senior bond, 144A, 5.875%, 2/15/25	United States	9,100,000		9,737,000
senior note, 144A, 5.50%, 2/15/22	United States	13,600,000		14,382,000
[d]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	9,100,000	GBP	14,657,354
				69,723,194
Software & Services 1.1%
[d]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	25,000,000		23,062,500
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	25,000,000		25,937,500
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	2,000,000		2,366,000
senior note, 11.25%, 1/15/21	United States	3,218,000		3,628,295
[d]senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	28,000,000		29,828,680
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	9,500,000		10,117,500
				94,940,475
Technology Hardware & Equipment 0.2%
[d]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	20,000,000		21,650,000
[d,i]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	1,800,000		1,851,840
				23,501,840
Telecommunication Services 3.5%
[j]AT&T Inc., senior bond, 3.40%, 5/15/25	United States	18,700,000		18,565,416
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	3,300,000		3,582,183
[d]senior bond, 144A, 5.625%, 4/01/25	United States	10,000,000		10,037,500
senior note, 6.00%, 4/01/17	United States	12,000,000		12,855,000
senior note, 6.45%, 6/15/21	United States	4,100,000		4,428,000
senior note, 5.80%, 3/15/22	United States	2,000,000		2,085,000
[d]Digicel Group Ltd., senior note, 144A,
8.25%, 9/30/20	Bermuda	12,000,000		12,367,500
7.125%, 4/01/22	Bermuda	3,000,000		2,850,000

franklintempleton.com

Annual Report

| 27

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
[d]Digicel Ltd., senior note, 144A,
6.00%, 4/15/21	Bermuda	10,000,000		$9,756,250
6.75%, 3/01/23	Bermuda	4,100,000		4,051,558
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	5,700,000		5,835,375
senior note, 8.50%, 4/15/20	United States	4,900,000		5,451,250
senior note, 8.75%, 4/15/22	United States	2,700,000		2,970,000
senior note, 7.125%, 1/15/23	United States	1,800,000		1,809,000
senior note, 7.875%, 1/15/27	United States	3,975,000		3,965,063
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	10,000,000		9,850,000
senior bond, 5.50%, 8/01/23	Luxembourg	3,000,000		2,848,125
senior note, 7.25%, 10/15/20	Luxembourg	15,000,000		15,504,375
senior note, 7.50%, 4/01/21	Luxembourg	9,000,000		9,382,500
[d]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	20,000,000		21,325,000
[d]Play Finance 1 SA, senior note, 144A, 6.50%, 8/01/19	Poland	3,900,000	EUR	4,638,555
[d]Play Finance 2 SA, senior secured note, 144A, 5.25%, 2/01/19	Poland	6,700,000	EUR	7,806,040
Sprint Communications Inc., senior note,
8.375%, 8/15/17	United States	17,000,000		18,615,000
6.00%, 11/15/22	United States	10,000,000		9,437,500
[d]144A, 9.00%, 11/15/18	United States	8,000,000		9,122,480
[d]144A, 7.00%, 3/01/20	United States	5,000,000		5,543,750
Sprint Corp., senior bond,
7.875%, 9/15/23	United States	4,700,000		4,729,375
7.125%, 6/15/24	United States	2,700,000		2,625,750
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	3,500,000		3,661,875
senior bond, 6.375%, 3/01/25	United States	14,700,000		15,133,503
senior note, 6.542%, 4/28/20	United States	5,000,000		5,293,500
senior note, 6.633%, 4/28/21	United States	3,500,000		3,705,625
senior note, 6.125%, 1/15/22	United States	2,000,000		2,070,000
senior note, 6.731%, 4/28/22	United States	3,500,000		3,701,250
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000		24,882,242
[d]Wind Acquisition Finance SA, senior secured note, 144A,
4.00%, 7/15/20	Italy	14,400,000	EUR	16,420,079
7.00%, 4/23/21	Italy	17,300,000	EUR	20,791,037
				317,696,656
Transportation 0.7%
[d]Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	7,600,000		7,581,000
senior note, 144A, 9.75%, 5/01/20	United States	4,000,000		3,870,000
Hertz Corp., senior note,
6.75%, 4/15/19	United States	11,900,000		12,343,751
5.875%, 10/15/20	United States	1,800,000		1,840,500
6.25%, 10/15/22	United States	12,000,000		12,480,000
[d]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	7,500,000		7,237,500
[d]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	15,000,000		14,439,225
				59,791,976

28 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities 1.3%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	9,000,000	$9,079,200
senior note, 5.375%, 1/15/23	United States	10,000,000	10,137,500
[d]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	4,256,000	4,702,880
[d]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	4,700,000	5,052,500
[d]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	1,300,000	1,391,000
[d]Dynegy Inc., senior bond, 144A, 7.625%, 11/01/24	United States	12,600,000	13,608,000
[d,e]EDF SA,
junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	5,000,000	5,319,725
sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000	26,216,250
[d]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	24,187,500
[d,f]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	United States	30,000,000	19,875,000
			119,569,555
Total Corporate Bonds (Cost $3,448,561,618)			3,427,981,048
[g,k]Senior Floating Rate Interests 18.8%
Automobiles & Components 0.8%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	16,425,361	16,404,829
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 10.50%, 1/29/18	United States	12,648,801	12,142,849
Term Loan, 7.00%, 7/29/17	United States	31,670,880	31,502,644
Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	9,371,060	9,424,006
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	5,782,576	5,698,249
			75,172,577
Capital Goods 1.0%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/20/21	United States	5,024,881	5,062,567
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	10,800,297	10,692,294
Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	4,725,632	4,761,811
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	1,202,597	1,204,100
Term B Loans, 4.50%, 4/09/20	United States	2,839,629	2,847,912
[l]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	1,133,618	992,074
[j]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	24,316,824	24,043,260
Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	13,352,300	13,343,954
Second Lien Term Loan, 8.50%, 5/09/18	United States	18,297,904	18,160,670
Signode Industrial Group U.S. Inc., Initial Term B Loan, 3.75%, 5/01/21	United States	4,689,971	4,700,965
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	3,137,426	3,148,975
Tranche D Term Loan, 3.75%, 6/04/21	United States	2,718,434	2,728,416
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	432,479	433,560
			92,120,558
Commercial & Professional Services 0.6%
AlixPartners LLP, Second Lien 2013 Recapitalization Term Loan, 9.00%,
7/10/21	United States	25,353,489	25,646,651
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	24,450,983	24,645,833
			50,292,484

franklintempleton.com Annual Report | 29

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
[g,k]Senior Floating Rate Interests (continued)
Consumer Services 2.9%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	13,678,943	$13,687,493
Boyd Gaming Corp., Term A Loan, 3.146%, 8/14/18	United States	576,415	576,235
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	57,102,823	54,757,553
Cannery Casino Resorts LLC,
Second Lien Term Loan, 10.00%, 10/02/19	United States	9,663,335	8,397,438
Term Loan, 6.00%, 10/02/18	United States	30,164,461	30,126,756
[j]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	37,075,085	35,283,135
[j]ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	22,753,062	22,639,297
[j]Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	16,773,392	16,481,954
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	4,678,962	4,708,205
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	12,606,066	10,856,974
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%,
9/02/21	Luxembourg	31,609,028	31,976,989
[b,i]Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	26,682,675	26,015,608
			255,507,637
Diversified Financials 0.4%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	8,468,825	8,527,048
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	31,306,761	31,482,862
			40,009,910
Energy 2.0%
Bowie Resource Holdings LLC,
[j]First Lien Initial Term Loan, 6.75%, 8/16/20	United States	21,181,993	20,599,488
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	7,582,077	7,392,525
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	2,084,605	2,094,378
[j]Drillships Ocean Ventures Inc. and Drillships Vent, Term Loan, 5.50%,
7/25/21	Marshall Islands	14,386,354	12,540,110
Fieldwood Energy LLC,
[j]Loans, 3.875%, 9/25/18	United States	27,636,861	27,015,032
Second Lien Loans, 8.375%, 9/30/20	United States	4,524,000	3,540,030
Foresight Energy LLC, Term Loans, 5.50%, 8/23/20	United States	10,860,000	10,764,975
McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/11/19	United States	6,317,150	6,248,059
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	11,869,566	11,928,914
OSG International Inc., Initial Term Loan, (OIN), 5.75%, 8/05/19	United States	20,941,937	21,125,179
[j]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	16,287,746	14,740,410
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/22/21	United States	38,515,439	36,637,811
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	6,408,696	6,344,609
			180,971,520
Food, Beverage & Tobacco 0.2%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	14,572,878	14,663,958
[j]CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan,
8.75%, 7/03/21	United States	2,161,805	2,032,097
			16,696,055
Health Care Equipment & Services 1.2%
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	15,136,000	15,192,760
Connolly LLC,
Initial Term Loan, 5.00%, 5/14/21	United States	16,286,441	16,428,947
Second Lien Initial Term Loan, 8.00%, 5/14/22	United States	2,349,446	2,349,446

30 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
[g,k]Senior Floating Rate Interests (continued)
Health Care Equipment & Services (continued)
Dialysis Newco Inc., Second Lien Term Loan B, 7.75%, 10/22/21	United States	2,417,433	$2,429,521
[j]Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	10,294,284	10,380,066
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	22,847,073	18,905,953
Surgery Centers Holdings Inc., Second Lien Term Loan, 8.50%, 11/03/21	United States	3,838,600	3,829,003
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	21,787,828	21,869,271
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	16,726,874	16,841,872
			108,226,839
Household & Personal Products 0.9%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	45,577,269	44,741,701
Revlon Consumer Products Corp., Replacement Term Loan, 3.25%, 11/19/17	United States	4,687,202	4,695,990
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	35,931,445	34,718,759
			84,156,450
Materials 2.6%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	19,475,670	18,112,373
Atkore International Inc., Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	1,941,300	1,839,382
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	21,142,590	21,261,517
Term Loan C, 8.00%, 5/01/19	United States	27,341,475	27,495,271
CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan, 8.25%,
7/31/22	United States	5,569,613	5,527,841
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	34,550,986	34,550,986
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	37,397,931	37,694,011
[j]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	20,078,726	18,186,587
HII Holding Corp. (Houghton International), Second Lien Term Loan, 9.50%,
12/20/20	United States	4,981,150	4,999,829
[j]Ineos U.S. Finance LLC, Dollar Term Loan, 3.75%, 3/31/22	United States	4,088,017	4,117,218
[j]Nexeo Solutions LLC,
Term B-1 Loan, 6.00%, 9/09/17	United States	1,127,852	1,115,163
Term B-3 Loan, 5.75%, 9/09/17	United States	17,820	17,620
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	9,055,322	9,168,513
Oxbow Carbon LLC,
First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	1,786,067	1,771,183
Second Lien Initial Term Loan, 8.00%, 1/19/20	United States	2,892,308	2,617,538
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	11,139,546	10,415,476
Solenis International LP and Solenis Holdings, Second Lien Term Loan,
7.75%, 7/31/22	United States	1,665,600	1,623,960
Tronox Pigments (Netherlands) BV, Term Loan, 4.25%, 3/19/20	Netherlands	4,857,442	4,879,300
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	2,153,781	2,165,224
[j]Walter Energy Inc., B Term Loan, 7.25%, 4/01/18	United States	31,225,502	19,916,031
			227,475,023
Media 2.0%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	28,014,095	28,238,796
[j]Charter Communications Operating LLC, Term Loan E, (CCO Safari),
4.50%, 7/01/20	United States	1,370,000	1,363,753
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	14,525,506	14,347,568
MediArena Acquisition BV, Second Lien Dollar Term B Loan, 10.00%,
8/13/22	Netherlands	6,165,000	6,157,294
Radio One Inc., Term Loan B, 4.78%, 12/31/18	United States	69,578,879	69,709,339
[j]Regal Cinemas Corp., Term Loan, 3.75%, 3/17/22	United States	4,825,024	4,855,759

franklintempleton.com Annual Report | 31

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
[g,k]Senior Floating Rate Interests (continued)
Media (continued)
[j]Sinclair Television Group Inc., Incremental Term Loan B-1, 5.00%, 7/30/21	United States	1,690,357	$1,694,582
UPC Financing Partnership (UPC Broadband Holdings BV), Term Loan AH,
3.25%, 6/30/21	Netherlands	12,556,661	12,570,109
William Morris Endeavor Entertainment LLC, Term Loans Second Lien,
8.25%, 5/06/22	United States	40,714,190	40,205,263
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	3,421,983	3,388,297
			182,530,760
Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.184%,
2/27/21	United States	11,166,790	11,216,281
[j]Horizon Pharma Inc., Term Loan B, 5.75%, 5/07/21	United States	547,133	551,749
Valeant Pharmaceuticals International Inc., Series F-1 New Term Loan,
4.00%, 4/01/22	Canada	34,814,289	35,099,349
			46,867,379
Real Estate 0.1%
Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	4,432,500	4,532,231
Retailing 1.4%
BJ’s Wholesale Club Inc.,
2013 (Nov)Replacement Loans, 4.50%, 9/26/19	United States	29,877,509	30,080,587
Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	27,346,351	27,688,181
Dollar Tree Inc., Initial Term B Loans, 4.25%, 3/09/22	United States	10,236,748	10,383,072
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	35,868,340	35,358,328
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	6,815,246	6,898,311
Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19	United States	10,601,255	10,643,851
			121,052,330
Semiconductors & Semiconductor Equipment 0.1%
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	4,743,356	4,790,790
Software & Services 1.7%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	57,923,492	57,018,438
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	50,974,686	48,096,757
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/31/19	United States	29,987,398	27,938,269
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	15,025,339	15,169,326
			148,222,790
Technology Hardware & Equipment 0.0%†
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	2,332,525	2,344,188
Telecommunication Services 0.2%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	13,643,323	13,656,967
Utilities 0.2%
Calpine Construction Finance Co. LP,
[j]Term B-1 Loan, 3.00%, 5/03/20	United States	13,616,401	13,567,042
Term B-2 Loan, 3.25%, 1/31/22	United States	5,004,450	4,995,847
			18,562,889
Total Senior Floating Rate Interests
(Cost $1,692,612,313)			1,673,189,377

32 | Annual Report franklintempleton.com

		FRANKLIN STRATEGIC SERIES
		STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities 17.3%
Government of Hungary,
7.75%, 8/24/15	Hungary	57,900,000	HUF	$217,755
5.50%, 2/12/16	Hungary	7,719,020,000	HUF	29,373,737
5.50%, 12/22/16	Hungary	584,040,000	HUF	2,292,532
4.125%, 2/19/18	Hungary	4,390,000		4,591,479
6.50%, 6/24/19	Hungary	721,600,000	HUF	3,049,192
7.50%, 11/12/20	Hungary	8,507,000,000	HUF	38,469,616
5.375%, 2/21/23	Hungary	16,250,000		18,154,094
A, 6.75%, 11/24/17	Hungary	3,905,920,000	HUF	16,196,391
A, 5.50%, 12/20/18	Hungary	426,500,000	HUF	1,742,722
A, 7.00%, 6/24/22	Hungary	11,570,000	HUF	52,449
A, 6.00%, 11/24/23	Hungary	2,015,870,000	HUF	8,864,721
senior note, 6.25%, 1/29/20	Hungary	21,690,000		24,834,182
senior note, 6.375%, 3/29/21	Hungary	10,320,000		12,018,466
senior note, 5.75%, 11/22/23	Hungary	5,000,000		5,761,825
Government of Indonesia,
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000	IDR	827,567
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000	IDR	16,294,872
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000	IDR	3,120,620
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000	IDR	2,796,940
FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000	IDR	739,904
Government of Malaysia,
3.835%, 8/12/15	Malaysia	52,480,000	MYR	14,760,396
4.72%, 9/30/15	Malaysia	106,594,000	MYR	30,112,618
3.197%, 10/15/15	Malaysia	126,590,000	MYR	35,548,604
senior bond, 4.24%, 2/07/18	Malaysia	64,800,000	MYR	18,634,024
senior note, 3.172%, 7/15/16	Malaysia	338,100,000	MYR	94,862,556
Government of Mexico,
6.00%, 6/18/15	Mexico	94,510[m] MXN		618,334
8.00%, 12/17/15	Mexico	9,037,850[m] MXN		60,677,215
[j]6.25%, 6/16/16	Mexico	12,628,270[m] MXN		84,766,087
7.25%, 12/15/16	Mexico	11,765,870[m] MXN		80,910,514
Government of Poland,
6.25%, 10/24/15	Poland	70,991,000	PLN	20,144,135
5.00%, 4/25/16	Poland	11,250,000	PLN	3,224,140
4.75%, 10/25/16	Poland	265,000,000	PLN	76,869,934
[g]FRN, 2.01%, 1/25/17	Poland	7,098,000	PLN	1,971,751
[g]FRN, 2.01%, 1/25/21	Poland	7,201,000	PLN	1,983,573
Strip, 7/25/15	Poland	38,982,000	PLN	10,786,380
Strip, 1/25/16	Poland	67,525,000	PLN	18,536,012
[d]Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	50,000,000		54,277,000
[d]Government of Serbia, senior note, 144A,
4.875%, 2/25/20	Serbia	29,400,000		30,267,741
7.25%, 9/28/21	Serbia	21,490,000		24,797,741
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	135,000,000	SGD	102,081,601
Government of Sri Lanka,
A, 6.50%, 7/15/15	Sri Lanka	86,940,000	LKR	652,370
A, 11.00%, 8/01/15	Sri Lanka	601,300,000	LKR	4,557,926
A, 6.40%, 8/01/16	Sri Lanka	48,100,000	LKR	359,648
A, 8.00%, 11/15/18	Sri Lanka	198,900,000	LKR	1,491,705
A, 9.00%, 5/01/21	Sri Lanka	220,720,000	LKR	1,706,945

franklintempleton.com Annual Report | 33

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Sri Lanka, (continued)
B, 6.40%, 10/01/16	Sri Lanka	45,400,000	LKR	$338,279
B, 8.50%, 7/15/18	Sri Lanka	54,290,000	LKR	415,426
C, 8.50%, 4/01/18	Sri Lanka	24,240,000	LKR	185,030
D, 8.50%, 6/01/18	Sri Lanka	162,140,000	LKR	1,236,065
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	1,154,290,000	PHP	26,572,579
senior bond, 9.125%, 9/04/16	Philippines	41,860,000	PHP	1,000,282
senior note, 1.625%, 4/25/16	Philippines	1,442,450,000	PHP	32,030,263
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	Ukraine	23,720,000		10,940,850
144A, 7.75%, 9/23/20	Ukraine	25,000,000		11,493,875
senior bond, 144A, 7.80%, 11/28/22	Ukraine	26,860,000		12,338,812
senior note, 144A, 6.75%, 11/14/17	Ukraine	900,000		414,000
senior note, 144A, 7.95%, 2/23/21	Ukraine	13,970,000		6,452,394
senior note, 144A, 7.50%, 4/17/23	Ukraine	12,000,000		5,707,500
[n]Government of Uruguay, senior bond, Index Linked,
5.00%, 9/14/18	Uruguay	145,319,909	UYU	5,638,261
4.375%, 12/15/28	Uruguay	1,806,583,717	UYU	67,589,167
Korea Monetary Stabilization Bond,
senior bond, 2.80%, 8/02/15	South Korea	29,565,730,000	KRW	27,515,755
senior bond, 2.81%, 10/02/15	South Korea	23,911,000,000	KRW	22,294,251
senior note, 2.76%, 6/02/15	South Korea	31,746,600,000	KRW	29,491,249
senior note, 2.07%, 12/02/16	South Korea	32,000,000,000	KRW	29,844,358
Korea Treasury Bond, senior note,
3.25%, 6/10/15	South Korea	7,137,850,000	KRW	6,635,452
2.75%, 12/10/15	South Korea	53,650,740,000	KRW	50,115,757
3.00%, 12/10/16	South Korea	65,000,000,000	KRW	61,504,170
Nota Do Tesouro Nacional,
10.00%, 1/01/17	Brazil	125,850[o] BRL		39,784,062
10.00%, 1/01/23	Brazil	52,000[o] BRL		15,098,314
[p]Index Linked, 6.00%, 5/15/15	Brazil	16,430[o] BRL		14,322,336
[p]Index Linked, 6.00%, 8/15/16	Brazil	4,799[o] BRL		4,116,851
[p]Index Linked, 6.00%, 8/15/18	Brazil	34,550[o] BRL		29,469,601
[j,p]Index Linked, 6.00%, 5/15/23	Brazil	19,500[o] BRL		16,775,529
senior note, 10.00%, 1/01/19	Brazil	25,000[o] BRL		7,636,627
Uruguay Notas del Tesoro,
10.25%, 8/22/15	Uruguay	395,600,000	UYU	14,949,745
9.50%, 1/27/16	Uruguay	50,700,000	UYU	1,919,445
[n]18, Index Linked, 2.25%, 8/23/17	Uruguay	121,729,884	UYU	4,390,474
[n]Index Linked, 4.00%, 6/14/15	Uruguay	147,218,994	UYU	5,571,873
Uruguay Treasury Bill, Strip,
7/02/15	Uruguay	3,560,000	UYU	131,697
8/20/15	Uruguay	445,261,000	UYU	16,197,672
Total Foreign Government and Agency Securities
(Cost $1,742,272,739)				1,544,116,015
U.S. Government and Agency Securities 2.3%
U.S. Treasury Bond,
4.50%, 5/15/17	United States	8,000,000		8,631,248
7.125%, 2/15/23	United States	3,000,000		4,156,407
6.25%, 8/15/23	United States	4,000,000		5,342,188
6.875%, 8/15/25	United States	1,000,000		1,448,594

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		FRANKLIN STRATEGIC SERIES
		STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Bond, (continued)
6.50%, 11/15/26	United States	34,000,000	$49,135,304
5.25%, 2/15/29	United States	1,750,000	2,357,031
U.S. Treasury Note,
4.75%, 8/15/17	United States	7,000,000	7,645,862
3.875%, 5/15/18	United States	22,000,000	23,949,068
3.75%, 11/15/18	United States	39,000,000	42,610,542
2.75%, 2/15/24	United States	33,000,000	35,075,403
[n]Index Linked, 2.125%, 1/15/19	United States	8,744,797	9,644,558
[n]Index Linked, 0.625%, 7/15/21	United States	10,412,823	10,961,120
Total U.S. Government and Agency Securities
(Cost $196,333,628)			200,957,325
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 5.6%
Banks 3.3%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%,
7/10/46	United States	25,977,000	26,751,244
[g]Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 3.517%,
6/25/34	United States	19,795,312	20,108,276
Bear Stearns Commercial Mortgage Securities Inc.,
[g]2006-PW11, AJ, FRN, 5.43%, 3/11/39	United States	19,604,000	20,069,301
[g]2006-PW12, AJ, FRN, 5.74%, 9/11/38	United States	20,666,000	21,259,145
2006-PW13, AJ, 5.611%, 9/11/41	United States	30,225,000	31,102,613
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	17,791,000	17,682,715
[g]2007-C6, AM, FRN, 5.711%, 6/10/17	United States	25,650,000	27,383,222
[g]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN,
5.688%, 10/15/48	United States	21,795,000	21,279,439
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	2,800,000	2,738,254
Greenwich Capital Commercial Funding Corp.,
[g]2006-GG7, AJ, FRN, 5.819%, 7/10/38	United States	27,020,000	27,636,218
2007-GG9, AM, 5.475%, 3/10/39	United States	6,165,000	6,486,255
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	17,740,000	18,323,291
[g]2006-LDP7, AJ, FRN, 5.905%, 4/15/45	United States	15,080,000	15,228,840
[g]Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.561%,
8/25/35	United States	4,758,000	4,298,444
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.275%, 11/12/37	United States	2,875,000	2,916,271
[g]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.498%, 3/12/44	United States	7,045,000	7,189,785
2007-IQ16, AM, FRN, 6.084%, 12/12/49	United States	3,102,000	3,428,920
2007-IQ16, AMA, FRN, 6.08%, 12/12/49	United States	12,415,000	13,476,036
Wells Fargo Mortgage Backed Securities Trust,
[g]2004-W, A9, FRN, 2.616%, 11/25/34	United States	3,285,632	3,344,841
2007-3, 3A1, 5.50%, 4/25/37	United States	978,580	1,012,404
			291,715,514
Diversified Financials 2.3%
[d,g]ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.262%, 11/25/20	United States	3,840,000	3,816,115
[d,g]Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	13,950,000	13,784,971
[d,g]Atrium XI, 11A, C, 144A, FRN, 3.477%, 10/23/25	Cayman Islands	15,440,000	15,511,950
[d,g]BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.615%, 5/26/35	United States	9,473,234	9,457,035

franklintempleton.com Annual Report | 35

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,g]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.877%, 1/27/25	Cayman Islands	11,250,000		$10,931,513
[d,g]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.607%, 3/11/21	United States	3,881,000		3,687,105
[d,g]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.278%, 1/30/25	Cayman Islands	7,450,980		7,449,862
[d,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.677%, 7/26/21	United States	5,130,000		5,017,961
[d,g]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.275%, 10/15/21	United States	2,680,000		2,625,194
[d,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.491%, 10/20/43	United States	8,636,927		8,613,650
[d,g]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.725%, 7/15/26	Cayman Islands	17,000,000		16,963,620
B, 144A, FRN, 2.325%, 7/15/26	United States	4,320,500		4,305,292
C, 144A, FRN, 3.275%, 7/15/26	United States	1,420,629		1,418,029
[d]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	11,144,000		10,855,482
[d,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.655%, 11/01/17	United States	8,002,000		7,964,791
[g]Impac Secured Assets Trust, 2007-2, FRN, 0.431%, 4/25/37	United States	4,317,362		3,999,884
[d,g]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.175%, 4/15/24	Cayman Islands	2,740,000		2,753,645
2013-1A, C, 144A, FRN, 3.775%, 4/15/24	Cayman Islands	4,440,000		4,346,938
2013-2A, B, 144A, FRN, 2.957%, 4/25/25	United States	10,770,000		10,691,918
[g]MortgageIT Trust,
05-5, A1, FRN, 0.441%, 12/25/35	United States	4,127,196		3,792,291
2004-1, A2, FRN, 1.081%, 11/25/34	United States	5,293,379		5,086,373
[d,g]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.607%, 12/24/39	United States	2,606,093		2,570,416
[g]Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.491%,
11/25/35	United States	7,865,195		7,435,669
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	38,254		38,239
[g]Structured Asset Mortgage Investments Trust, 2003-AR2, A1, FRN,
0.921%, 12/19/33	United States	6,733,373		6,509,599
[g]Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.679%,
2/25/35	United States	4,867,318		4,709,349
[g,q]Talisman 6 Finance, Reg S, FRN, 0.191%, 10/22/16	Germany	9,341,497	EUR	10,405,634
[g]Thornburg Mortgage Securities Trust,
2005-1, A3, FRN, 2.234%, 4/25/45	United States	7,334,082		7,388,222
2005-2, A1, FRN, 2.135%, 7/25/45	United States	3,941,013		3,841,362
[d,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.48%, 8/01/22	United States	12,414,364		12,226,411
				208,198,520
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $487,735,296)				499,914,034
Mortgage-Backed Securities 4.5%
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.348%, 1/01/33	United States	109,408		114,437
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.5%
[j]FHLMC 30 Year, 3.50%, 5/01/45	United States	31,991,000		33,469,964
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	635,266		666,246
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	819,371		868,720
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	78,882		82,887
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	389,958		425,311
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	2,973,250		3,310,006
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	1,886,970		2,139,714
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	747,564		852,000
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	412,152		474,612
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	53,554		59,144
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	10,983		12,959

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	267	$279
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	154	181

			42,362,023
[g]Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.31%, 12/01/34	United States	299,328	320,084
FNMA, 2.42%, 4/01/20	United States	74,131	76,169

			396,253
Federal National Mortgage Association (FNMA) Fixed Rate 3.2%
[j]FNMA 15 Year, 2.50%, 7/01/27 - 5/01/30	United States	70,608,659	72,393,487
FNMA 15 Year, 4.50%, 3/01/20	United States	122,416	128,495
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	146,723	154,152
FNMA 15 Year, 5.50%, 6/01/15 - 4/01/22	United States	961,296	1,014,686
FNMA 15 Year, 6.00%, 7/01/16 - 10/01/16	United States	5,422	5,513
[j]FNMA 30 Year, 3.00%, 5/01/45	United States	74,933,000	76,251,778
[j]FNMA 30 Year, 3.50%, 5/01/45	United States	107,315,000	112,437,610
[j]FNMA 30 Year, 4.00%, 5/01/45	United States	9,900,000	10,579,659
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	1,035,843	1,131,504
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	3,233,176	3,605,083
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	2,790,910	3,179,111
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	5,083,211	5,830,425
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	909,532	1,052,400
FNMA 30 Year, 7.50%, 10/01/29	United States	11,449	14,236
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	5,706	6,958
FNMA 30 Year, 8.50%, 7/01/25	United States	558	580

			287,785,677
Government National Mortgage Association (GNMA) Fixed Rate 0.8%
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	304,608	344,022
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	873,630	994,765
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	84,506	98,252
GNMA I SF 30 Year, 6.50%, 12/15/28 - 3/15/32	United States	62,957	72,674
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	28,563	31,678
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	3,733	4,230
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	6,462	7,370
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	87	100
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	335	337
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	563	566
[j]GNMA II SF 30 Year, 3.00%, 5/01/45	United States	8,000,000	8,226,093
[j]GNMA II SF 30 Year, 3.50%, 5/01/45	United States	52,575,000	55,466,627
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	468,469	526,792
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	230,349	262,559
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	199,867	232,424
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	111,152	131,610
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	27,264	31,728

			66,431,827
Total Mortgage-Backed Securities
(Cost $395,035,127)			397,090,217

Municipal Bonds 4.0%
Arkansas State GO, Four-Lane Highway Construction and
Improvement Bonds, 3.25%, 6/15/22	United States	7,300,000	7,914,295

franklintempleton.com Annual Report | 37

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Municipal Bonds (continued)
California State GO,
Build America Bonds, Various Purpose, 7.625%, 3/01/40	United States	6,200,000	$9,529,524
Various Purpose, 5.25%, 11/01/40	United States	3,375,000	3,925,328
Various Purpose, 7.60%, 11/01/40	United States	15,000,000	23,347,800
Various Purpose, Refunding, 5.25%, 3/01/38	United States	7,220,000	7,988,569
Various Purpose, Refunding, 5.00%, 4/01/38	United States	20,000,000	21,815,400
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	1,815,000	1,907,710
Various Purpose, Series 1, AGMC Insured, Pre-Refunded, 4.75%,
9/01/31	United States	1,755,000	1,820,269
Chicago GO,
Build America Bonds, Direct Payment, Taxable Project, Series B,
7.517%, 1/01/40	United States	3,520,000	3,777,066
Taxable Project, Series B, 6.034%, 1/01/42	United States	4,975,000	4,502,972
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/43	United States	3,105,000	3,491,666
Evansville Local Public Improvement Bond Bank Revenue, Sewage
Works Project, Series A, 5.00%, 7/01/36	United States	6,320,000	7,007,426
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A,
2.995%, 7/01/20	United States	30,000,000	30,792,600
Illinois State GO,
5.877%, 3/01/19	United States	20,000,000	22,344,400
Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	9,440,720
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%,
12/01/43	United States	18,300,000	19,487,304
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%,
10/01/24	United States	21,400,000	24,429,170
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	12,500,000	13,703,375
4/01/43	United States	13,000,000	14,120,990
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series NN, 5.00%, 3/01/30	United States	5,200,000	5,495,932
New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	3,500,000	3,948,945
New York City Municipal Water Finance Authority Water and
Sewer System Revenue, Second General Resolution, Fiscal 2014,
Refunding, Series BB, 5.00%, 6/15/46	United States	22,685,000	25,272,451
New York State Urban Development Corp. Revenue, State Personal
Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	19,500,000	22,552,335
Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	18,619,722
Series XX, 5.25%, 7/01/40	United States	15,000,000	9,038,550
Puerto Rico Sales Tax FICO Revenue, Capital Appreciation, Refunding,
Series A, zero cpn., 8/01/26	United States	5,565,000	1,731,939
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
8/01/46	United States	6,000,000	768,600
Capital Appreciation, Series A, zero cpn., 8/01/25	United States	6,480,000	2,237,479
first subordinate, Series A, 5.75%, 8/01/37	United States	5,000,000	2,867,200
first subordinate, Series A, 6.50%, 8/01/44	United States	18,300,000	11,145,615
Refunding, Series A, NATL Insured, zero cpn., 8/01/45	United States	25,700,000	3,514,475
Refunding, Series B, 6.05%, 8/01/37	United States	9,150,000	6,108,723
Refunding, Series B, 6.05%, 8/01/38	United States	11,230,000	7,497,260
South Carolina State Public Service Authority Revenue, Refunding,
Series B, 5.00%, 12/01/38	United States	7,200,000	7,954,416

Total Municipal Bonds (Cost $347,226,454)			360,100,226

38 | Annual Report franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Shares	Value
Escrows and Litigation Trusts 0.0%
[a,l]Comfort Co. Inc., Escrow Account	United States	63,156	$—
[a,l]NewPage Corp., Litigation Trust	United States	14,000,000	—
Total Escrows and Litigation Trusts (Cost $—)			—
Total Investments before Short Term Investments
(Cost $8,323,803,663)			8,118,289,862
Short Term Investments (Cost $1,030,461,214) 11.5%
Money Market Funds 11.5%
[a,r]Institutional Fiduciary Trust Money Market Portfolio	United States	1,030,461,214	1,030,461,214
Total Investments (Cost $9,354,264,877) 102.5%			9,148,751,076
Other Assets, less Liabilities (2.5)%			(226,685,150)
Net Assets 100.0%			$8,922,065,926

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt April 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
cThe security is owned by FT Holdings Corporation II, a wholly-owned subsidiary of the Fund. See Note 1(g).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $1,761,447,141, representing 19.74% of net assets.
ePerpetual security with no stated maturity date.
fSee Note 7 regarding defaulted securities.
gThe coupon rate shown represents the rate at period end.
hSee Note 1(f) regarding loan participation notes.
iIncome may be received in additional securities and/or cash.
jA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
kSee Note 1(i) regarding senior floating rate interests.
lSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the aggregate value of these securities was $992,074, representing 0.01% of net assets.
mPrincipal amount is stated in 100 Mexican Peso Units.
nPrincipal amount of security is adjusted for inflation. See Note 1(k).
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2015, the value of this security was $10,405,634, representing 0.12% of net assets.
rSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com Annual Report | 39

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
British Pound	DBAB	Sell	10,446,924	$17,002,833	5/07/15	$958,215	$—
Chilean Peso	CITI	Buy	1,510,671,000	2,536,811	5/07/15	—	(69,177)
Chilean Peso	DBAB	Buy	3,025,000,000	4,991,749	5/07/15	—	(50,505)
Chilean Peso	JPHQ	Buy	9,080,770,800	15,482,007	5/07/15	—	(648,848)
Euro	BZWS	Sell	14,703,865	18,864,779	5/07/15	2,364,782	—
Euro	CITI	Sell	4,494,237	6,061,455	5/07/15	1,018,230	—
Euro	DBAB	Buy	39,555,581	43,271,542	5/07/15	1,318,447	(202,544)
Euro	DBAB	Sell	102,293,614	135,321,123	5/07/15	20,531,958	—
Euro	GSCO	Sell	9,398,000	11,929,539	5/07/15	1,383,538	—
Euro	JPHQ	Sell	19,141,245	25,020,120	5/07/15	3,540,700	—
Japanese Yen	BZWS	Sell	190,148,000	1,861,139	5/07/15	268,372	—
Japanese Yen	CITI	Sell	100,563,000	983,809	5/07/15	141,447	—
Japanese Yen	DBAB	Sell	5,554,349,000	53,150,895	5/07/15	6,625,112	—
Japanese Yen	HSBC	Sell	467,487,000	4,574,595	5/07/15	658,709	—
Japanese Yen	JPHQ	Sell	1,733,630,500	16,373,758	5/07/15	1,852,071	—
Malaysian Ringgit	DBAB	Buy	30,637,000	9,281,127	5/07/15	—	(685,602)
Malaysian Ringgit	DBAB	Sell	30,637,000	8,329,799	5/07/15	—	(265,726)
Malaysian Ringgit	HSBC	Buy	20,429,388	6,186,974	5/07/15	—	(455,300)
Malaysian Ringgit	HSBC	Sell	20,429,388	5,574,185	5/07/15	—	(157,489)
Malaysian Ringgit	JPHQ	Buy	2,290,000	692,157	5/07/15	—	(49,674)
Singapore Dollar	DBAB	Buy	3,355,500	2,687,625	5/07/15	—	(153,065)
Chilean Peso	DBAB	Buy	2,000,000,000	3,299,513	6/18/15	—	(45,675)
Euro	BZWS	Sell	2,275,342	2,873,120	6/18/15	318,394	—
Euro	CITI	Sell	10,316,000	12,727,716	6/18/15	1,145,037	—
Euro	DBAB	Sell	52,385,585	65,478,706	6/18/15	6,660,809	—
Euro	JPHQ	Sell	7,402,120	9,235,853	6/18/15	924,843	—
Indian Rupee	DBAB	Buy	1,472,000,000	23,097,442	6/18/15	—	(201,238)
Japanese Yen	BZWS	Sell	386,912,500	3,549,493	6/18/15	306,909	—
Japanese Yen	DBAB	Sell	12,762,115,000	110,390,197	6/18/15	3,435,194	—
Japanese Yen	JPHQ	Sell	2,136,360,000	18,674,496	6/18/15	860,304	(89,924)
Japanese Yen	MSCO	Sell	39,600,000	349,615	6/18/15	17,741	—
Malaysian Ringgit	DBAB	Buy	4,726,000	1,361,209	6/18/15	—	(39,162)
Malaysian Ringgit	DBAB	Sell	4,020,000	1,088,841	6/18/15	—	(35,710)
Malaysian Ringgit	HSBC	Buy	1,130,000	332,177	6/18/15	—	(16,072)
British Pound	DBAB	Sell	1,072,503	1,625,379	7/23/15	—	(20,914)
Chilean Peso	BZWS	Buy	2,082,200,000	3,331,520	7/23/15	45,057	—
Chilean Peso	DBAB	Buy	5,456,000,000	8,715,655	7/23/15	132,008	—
Euro	BZWS	Sell	23,056,204	27,522,883	7/23/15	1,623,031	—
Euro	DBAB	Sell	46,839,791	55,942,167	7/23/15	3,325,369	—
Euro	JPHQ	Sell	10,916,222	13,041,316	7/23/15	778,736	—
Euro	MSCO	Sell	2,920,000	3,487,327	7/23/15	207,187	—
Indian Rupee	CITI	Buy	116,369,000	1,835,473	7/23/15	—	(37,344)
Indian Rupee	DBAB	Buy	2,529,734,000	38,627,791	7/23/15	461,564	—
Indian Rupee	HSBC	Buy	1,380,831,000	21,065,309	7/23/15	271,239	—
Indian Rupee	JPHQ	Buy	273,412,000	4,172,318	7/23/15	52,434	—
Japanese Yen	BZWS	Sell	1,046,497,000	8,829,112	7/23/15	54,641	—
Japanese Yen	CITI	Sell	1,022,550,000	8,614,647	7/23/15	40,962	—
Japanese Yen	DBAB	Sell	6,774,345,000	57,048,077	7/23/15	247,821	—
Japanese Yen	GSCO	Sell	755,750,000	6,387,070	7/23/15	50,399	—
Japanese Yen	HSBC	Sell	1,157,280,000	9,777,834	7/23/15	74,490	—
Japanese Yen	JPHQ	Sell	1,197,711,000	10,118,152	7/23/15	75,810	—
Singapore Dollar	DBAB	Buy	9,635,500	7,182,214	7/23/15	85,802	—
Singapore Dollar	HSBC	Buy	4,228,000	3,131,388	7/23/15	57,774	—
Singapore Dollar	JPHQ	Buy	2,638,000	1,953,640	7/23/15	36,192	—

40 | Annual Report franklintempleton.com

					FRANKLIN STRATEGIC SERIES
					STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Sell	56,259,845	$64,283,847	8/27/15	$1,049,299	$—
Euro	JPHQ	Sell	20,514,800	23,484,625	8/27/15	426,543	—
Japanese Yen	DBAB	Sell	2,240,500,000	19,129,952	8/27/15	332,764	—
Japanese Yen	HSBC	Sell	286,000,000	2,443,672	8/27/15	44,209	—
Japanese Yen	JPHQ	Sell	605,200,000	5,171,045	8/27/15	93,581	—
British Pound	DBAB	Sell	6,992,149	10,795,879	9/17/15	66,352	—
Chilean Peso	DBAB	Buy	9,592,750,000	15,154,423	9/17/15	321,665	—
Chilean Peso	JPHQ	Buy	937,202,000	1,488,213	9/17/15	23,785	—
Chilean Peso	MSCO	Buy	881,530,000	1,397,812	9/17/15	24,370	—
Euro	BZWS	Sell	667,313	758,788	9/17/15	8,484	—
Euro	DBAB	Buy	2,493,833	2,694,587	9/17/15	109,396	—
Euro	DBAB	Sell	140,199,751	155,965,221	9/17/15	857,135	(2,527,828)
Euro	GSCO	Sell	800,000	909,968	9/17/15	10,475	—
Euro	HSBC	Sell	711,759	809,605	9/17/15	9,326	—
Euro	JPHQ	Sell	9,285,384	10,561,029	9/17/15	120,853	—
Japanese Yen	DBAB	Sell	15,346,163,000	129,210,515	9/17/15	532,442	(121,873)
Japanese Yen	HSBC	Sell	561,900,000	4,740,372	9/17/15	24,360	—
Japanese Yen	JPHQ	Sell	1,648,760,000	13,905,246	9/17/15	67,246	—
Singapore Dollar	DBAB	Buy	26,357,820	19,403,578	9/17/15	457,472	—
Singapore Dollar	HSBC	Buy	3,182,000	2,344,101	9/17/15	53,588	—
Singapore Dollar	JPHQ	Buy	18,544,500	13,684,968	9/17/15	288,617	—
Unrealized appreciation (depreciation)						66,873,290	(5,873,670)
Net unrealized appreciation (depreciation)						$60,999,620

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
	Counterparty/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps
Contracts to Sell Protection[c]
Traded Index
MCDX.NA.24	CITI	30,000,000	1.00%	6/20/20	$68,828	$76,294	$—	$145,122	Non
									Investment
									Grade
MCDX.NA.24	GSCO	75,000,000	1.00%	6/20/20	172,071	190,736	—	362,807	Non
									Investment
									Grade
Unrealized appreciation (depreciation)						267,030	—
Net unrealized appreciation (depreciation)						$267,030

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.
See Note 9 regarding other derivative information.
See Abbreviations on page 58.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 41

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities
April 30, 2015

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$8,323,803,663
Cost - Sweep Money Fund (Note 3f)	1,030,461,214
Total cost of investments	$9,354,264,877
Value - Unaffiliated issuers	$8,118,289,862
Value - Sweep Money Fund (Note 3f)	1,030,461,214
Total value of investments	9,148,751,076
Cash	1,422,923
Restricted Cash (Note 1e)	59,928,500
Foreign currency, at value (cost $96,499,352)	96,288,204
Receivables:
Investment securities sold	62,039,016
Capital shares sold	12,888,350
Interest	89,774,317
OTC swaps (premiums paid $243,721)	240,899
Unrealized appreciation on forward exchange contracts	66,873,290
Unrealized appreciation on OTC swap contracts	267,030
Other assets	8,116
Total assets	9,538,481,721
Liabilities:
Payables:
Investment securities purchased	518,651,142
Capital shares redeemed	20,694,639
Management fees	3,216,848
Distribution fees	2,275,544
Transfer agent fees	1,786,928
Distributions to shareholders	2,813,438
Due to brokers	59,990,500
Unrealized depreciation on forward exchange contracts	5,873,670
Unrealized depreciation on unfunded loan commitments (Note 8)	226,252
Deferred tax	224,914
Accrued expenses and other liabilities	661,920
Total liabilities	616,415,795
Net assets, at value	$8,922,065,926
Net assets consist of:
Paid-in capital	$9,134,393,819
Distributions in excess of net investment income	(57,248,362)
Net unrealized appreciation (depreciation)	(144,849,721)
Accumulated net realized gain (loss)	(10,229,810)
Net assets, at value	$8,922,065,926

42 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
April 30, 2015

Class A:
Net assets, at value	$5,242,843,877
Shares outstanding	522,050,762
Net asset value per share[a]	$10.04
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.49
Class C:
Net assets, at value	$2,070,738,770
Shares outstanding	206,249,957
Net asset value and maximum offering price per share[a]	$10.04
Class R:
Net assets, at value	$223,758,013
Shares outstanding	22,358,262
Net asset value and maximum offering price per share	$10.01
Class R6:
Net assets, at value	$253,929,131
Shares outstanding	25,254,798
Net asset value and maximum offering price per share	$10.05
Advisor Class:
Net assets, at value	$1,130,796,135
Shares outstanding	112,493,238
Net asset value and maximum offering price per share	$10.05

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 43

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Operations
for the year ended April 30, 2015

Franklin Strategic Income Fund

Investment income:
Dividends	$2,067,359
Interest	437,336,754
Total investment income	439,404,113
Expenses:
Management fees (Note 3a)	40,595,637
Distribution fees: (Note 3c)
Class A	13,204,149
Class C	13,784,598
Class R	1,142,098
Transfer agent fees: (Note 3e)
Class A	6,698,606
Class C	2,690,686
Class R	289,748
Class R6	1,464
Advisor Class	1,406,371
Custodian fees (Note 4)	1,115,602
Reports to shareholders	761,419
Registration and filing fees	457,700
Professional fees	168,019
Trustees’ fees and expenses	96,111
Other	190,861
Total expenses	82,603,069
Expense reductions (Note 4)	(9,524)
Expenses waived/paid by affiliates (Note 3f)	(839,950)
Net expenses	81,753,595
Net investment income	357,650,518
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	14,593,507
Foreign currency transactions	116,221,037
Swap contracts	7,700,340
Net realized gain (loss)	138,514,884
Net change in unrealized appreciation (depreciation) on:
Investments	(475,191,765)
Translation of other assets and liabilities denominated in foreign currencies	73,879,657
Change in deferred taxes on unrealized appreciation	42,042
Net change in unrealized appreciation (depreciation)	(401,270,066)
Net realized and unrealized gain (loss)	(262,755,182)
Net increase (decrease) in net assets resulting from operations	$94,895,336

44 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Strategic Income Fund
	Year Ended April 30,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$357,650,518	$344,373,059
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	138,514,884	60,506,551
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	(401,270,066)	(190,166,997)
Net increase (decrease) in net assets resulting from operations	94,895,336	214,712,613
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(282,280,270)	(213,087,467)
Class C	(104,690,062)	(80,821,962)
Class R	(11,662,658)	(9,384,072)
Class R6	(14,834,561)	(8,216,596)
Advisor Class	(62,495,206)	(43,278,074)
Net realized gains:
Class A	(49,068,785)	(45,182,760)
Class C	(19,599,475)	(18,883,836)
Class R	(2,116,015)	(2,123,917)
Class R6	(2,507,121)	(2,119,812)
Advisor Class	(10,474,079)	(8,346,053)
Total distributions to shareholders	(559,728,232)	(431,444,549)
Capital share transactions: (Note 2)
Class A	331,943,973	347,835,138
Class C	70,643,695	57,022,268
Class R	8,142,440	(26,386,053)
Class R6	20,521,455	243,042,693
Advisor Class	178,987,572	79,433,172
Total capital share transactions	610,239,135	700,947,218
Net increase (decrease) in net assets	145,406,239	484,215,282
Net assets:
Beginning of year	8,776,659,687	8,292,444,405
End of year	$8,922,065,926	$8,776,659,687
Distributions in excess of net investment income included in net assets:
End of year	$(57,248,362)	$(38,578,004)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 45

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Strategic Income Fund

1. Organization And Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

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Franklin Strategic Income Fund (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets.

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Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected in the Statement of Assets and Liabilities and represent compensating factors between

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

See Note 9 regarding other derivative information.

e. Restricted Cash

At April 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2015, FT subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended April 30,
		2015		2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	124,483,941	$1,289,844,127	149,694,277	$1,580,320,735
Shares issued in reinvestment of distributions	29,780,955	304,820,710	22,409,597	235,187,078
Shares redeemed	(122,508,169)	(1,262,720,864)	(139,329,102)	(1,467,672,675)
Net increase (decrease)	31,756,727	$331,943,973	32,774,772	$347,835,138
Class C Shares:
Shares sold	41,144,532	$426,954,807	52,213,238	$551,561,530
Shares issued in reinvestment of distributions	10,833,393	110,798,384	8,492,709	89,117,411
Shares redeemed	(45,307,787)	(467,109,496)	(55,445,492)	(583,656,673)
Net increase (decrease)	6,670,138	$70,643,695	5,260,455	$57,022,268
Class R Shares:
Shares sold	5,069,436	$52,401,676	5,437,437	$57,142,615
Shares issued in reinvestment of distributions	1,312,515	13,385,323	1,059,135	11,083,038
Shares redeemed	(5,603,123)	(57,644,559)	(9,001,828)	(94,611,706)
Net increase (decrease)	778,828	$8,142,440	(2,505,256)	$(26,386,053)
Class R6 Shares[a]:
Shares sold[b]	4,582,309	$47,822,000	22,906,764	$238,472,675
Shares issued in reinvestment of distributions	1,591,380	16,309,141	984,342	10,336,351
Shares redeemed	(4,262,404)	(43,609,686)	(547,593)	(5,766,333)
Net increase (decrease)	1,911,285	$20,521,455	23,343,513	$243,042,693
Advisor Class Shares:
Shares sold	43,912,372	$455,843,462	43,658,699	$460,708,567
Shares issued in reinvestment of distributions	6,465,928	66,243,350	4,404,969	46,277,451
Shares redeemed[b]	(33,425,788)	(343,099,240)	(40,514,204)	(427,552,846)
Net increase (decrease)	16,952,512	$178,987,572	7,549,464	$79,433,172
[a]For the year May 1, 2013 (effective date) to April 30, 2014.
[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$2,919,437
CDSC retained	$275,193

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2015, the Fund paid transfer agent fees of $11,086,875, of which $4,578,160 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2015. There were no Class R6 transfer agent fees waived during the year ended April 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2015, the Fund deferred post-October capital losses of $18,092,766.

The tax character of distributions paid during the years ended April 30, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$482,780,216	$359,348,855
Long term capital gain	76,948,016	72,095,694
	$559,728,232	$431,444,549

At April 30, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$9,384,312,400
Unrealized appreciation	$202,018,796
Unrealized depreciation	(437,580,120)
Net unrealized appreciation (depreciation)	$(235,561,324)
Distributable earnings - undistributed ordinary income	$45,453,181

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2015, aggregated $6,529,183,779 and $5,837,948,104, respectively.

7. Credit Risk and Defaulted Securities

At April 30, 2015, the Fund had 56.85% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2015, the aggregate value of these securities was $46,340,000, representing 0.52% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Statement of Investments.

At April 30, 2015, unfunded commitments were as follows:
Unfunded
Borrower	Commitment
Patriot Coal Corp., L/C Facility, 9.25%, 12/18/18	$2,394,670

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

9. Other Derivative Information

At April 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$66,873,290	forward exchange contracts	$5,873,670
Credit contracts	Unrealized appreciation on OTC		Unrealized depreciation on
	swap contracts	267,030	OTC swap contracts	—

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

For the year ended April 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency
	transactions / Net change in unrealized appreciation
	(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	$120,973,074	$74,295,083
Credit contracts	Net realized gain (loss) from swap contracts / Net
	change in unrealized appreciation (depreciation)
	on investments	7,700,340	(5,222,660)

At April 30, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$66,873,290	$5,873,670
Swap Contracts	507,929		—
Total	$67,381,219	$5,873,670

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At April 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BZWS	$4,989,670	$—	$—	$(4,989,670)	$—
CITI	2,490,798	(106,521)	(2,384,277)	—	—
DBAB	47,508,824	(4,349,842)	—	(43,158,982)	—
GSCO	1,807,219	—	—	(1,807,219)	—
HSBC	1,193,695	(628,861)	(564,834)	—	—
JPHQ	9,141,715	(788,446)	(8,353,269)	—	—
MSCO	249,298	—	—	(249,298)	—
Total	$67,381,219	$(5,873,670)	$(11,302,380)	$(50,205,169)	$—

aAt April 30,2015, the Fund received U.S. Government Agency Securities and U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

9. Other Derivative Information (continued)

At April 30, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$—	$—	$—	$—	$—
CITI	106,521	(106,521)	—	—	—
DBAB	4,349,842	(4,349,842)	—	—	—
GSCO	—	—	—	—	—
HSBC	628,861	(628,861)	—	—	—
JPHQ	788,446	(788,446)	—	—	—
MSCO	—	—	—	—	—
Total	$5,873,670	$(5,873,670)	$—	$—	$—

For the year ended April 30, 2015, the average month end fair value of derivatives represented 1.22% of average month end net assets. The average month end number of open derivative contracts for the year was 237.

See Note 1(d) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$11,076,180	$—	$11,076,180
Transportation	—	3,791,498	—	3,791,498
All Other Equity Investments[b]	73,942	—	—	73,942
Corporate Bonds	—	3,427,981,048	—	3,427,981,048
Senior Floating Rate Interests	—	1,672,197,303	992,074	1,673,189,377
Foreign Government and Agency Securities	—	1,544,116,015	—	1,544,116,015
U.S. Government and Agency Securities	—	200,957,325	—	200,957,325
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	499,914,034	—	499,914,034
Mortgage-Backed Securities	—	397,090,217	—	397,090,217
Municipal Bonds	—	360,100,226	—	360,100,226
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	1,030,461,214	—	—	1,030,461,214
Total Investments in Securities	$1,030,535,156	$8,117,223,846	$992,074	$9,148,751,076
Other Financial Instruments
Forward Exchange Contracts	$—	$66,873,290	$—	$66,873,290
Swap Contracts	—	267,030	—	267,030
Total Other Financial Instruments	$—	$67,140,320	$—	$67,140,320
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$5,873,670	$—	$5,873,670
Unfunded Loan Commitments	—	226,252	—	226,252
Total Other Financial Instruments	$—	$6,099,922	$—	$6,099,922

aIncludes common and convertible preferred stocks.
bFor detailed categories, see accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30,2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
CITI	Citigroup, Inc.	EUR	Euro	CDO	Collateralized Debt Obligation
DBAB	Deutsche Bank AG	GBP	British Pound	CLO	Collateralized Loan Obligation
GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	EDA	Economic Development Authority
HSBC	HSBC Bank USA, N.A.	IDR	Indonesian Rupiah	FICO	Financing Corp.
JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won	FRN	Floating Rate Note
MSCO	Morgan Stanley	LKR	Sri Lankan Rupee	GO	General Obligation
		MXN	Mexican Peso	HDC	Housing Development Corp.
		MYR	Malaysian Ringgit	ISD	Independent School District
		PHP	Philippine Peso	NATL	National Public Financial Guarantee Corp.
		PLN	Polish Zloty	PIK	Payment-In-Kind
		SGD	Singapore Dollar	PSF	Permanent School Fund
		UYU	Uruguayan Peso

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (one of the funds constituting the Franklin Strategic Series, hereafter referred to as the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2015

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FRANKLIN STRATEGIC SERIES

Tax Information (unaudited)

Franklin Strategic Income Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $76,948,016 as a long term capital gain dividend for the fiscal year ended April 30, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,817,459 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN STRATEGIC SERIES

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014;
previously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since June 2013	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of	145	None
One Franklin Parkway	the Board and	the Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN STRATEGIC SERIES

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust, including Franklin Strategic Income Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, as noted later in the discussion of investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

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SHAREHOLDER INFORMATION

changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years. The performance universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed the Fund’s income return for the one-year period to be in the highest quin-tile of its Lipper performance universe, and on an annualized basis to also be in the highest quintile of such universe for the previous three-year period, and in the second-highest quintile of such universe during the previous five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to also be in the middle performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report and noted its income oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for the Fund to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with

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FRANKLIN STRATEGIC SERIES FRANKLIN STRATEGIC INCOME FUND SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2014. In view of such fee structure and the favorable expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report and Shareholder Letter
April 30, 2015

Franklin Global Government Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Global
Government Bond Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

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Annual Report

Franklin Global Government Bond Fund

This annual report for Franklin Global Government Bond Fund covers the fiscal year ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks total return, consisting of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in government bonds of issuers located around the world. Government bonds include floating and fixed-rate debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supranational entities and public-private partnerships.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -0.64% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), had a -5.50% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

Global bonds, as measured by the Citigroup WGBI, lost value in U.S. dollar terms for the 12-month reporting period, resulting largely from the negative effect of U.S. dollar strength on local currency-denominated bonds. U.S. dollar appreciation and oil price volatility were two of the main factors that impacted global markets starting in mid-2014. Toward period-end, the U.S. dollar reached its highest level in more than a decade against the currencies of major U.S. trading partners, aided by market expectations for U.S. interest rate increases.

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Oil prices, meanwhile, ended 2014 at a multi-year low, after the Organization of the Petroleum Exporting Countries maintained production levels despite a global oversupply caused largely by growing U.S. oil production. After reaching a six-year low in March amid rising U.S. oil inventories, crude oil prices began to recover in April.

Various data in the second half of 2014, including improved labor market conditions, indicated a strengthening U.S. economy, which led the U.S. Federal Reserve Board to end its quantitative easing (QE) program in October. However, investors’ fears about slowing global economic growth —which were partly responsible for the oil price plunge —proved to be a major influence on the U.S. Treasury market. Yields on 10-year U.S. Treasury notes moved sharply lower during the 12-month period, reaching a 21-month low at the end of January 2015, before reversing some of the decline over the rest of the period.

Part of the reason for mounting concerns about global growth was economic weakness in the eurozone, where expansion remained anemic and inflation eventually turned negative at the end of 2014. The European Central Bank responded by cutting interest rates in September and announcing an extensive QE program in January 2015. Core and most peripheral eurozone bond yields fell to historically low levels near period-end, while the euro fell to multi-year lows against many major currencies.

In Asia, Japanese government bond yields fell during most of the 12-month period, ending significantly lower after the Bank of Japan (BOJ) announced another sizable round of its QE program in October 2014. The BOJ’s unexpected monetary expansion also weakened the Japanese yen against many major currencies. During the period, China’s central bank reduced its benchmark interest rate twice and implemented other stimulus measures in an effort to support growth as the Chinese economy moderated.

Among other fixed income asset classes, global investment-grade corporate credit generally performed well, as larger companies appeared to be likely beneficiaries of lower energy costs. U.S. dollar-denominated emerging market debt generally delivered positive returns, but local currency-denominated emerging market debt declined in U.S. dollar terms, as a result of the strong U.S. dollar.

Dividend Distributions*
5/1/14–4/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
May	2.47	1.71	2.32	2.00	3.88
June	2.44	1.96	2.10	2.53	2.53
July	2.36	1.98	1.77	2.43	2.43
August	2.35	1.83	2.05	2.46	2.46
September	2.26	1.79	1.91	2.37	2.34
October	3.48	2.90	3.12	3.52	3.52
November	4.12	3.60	3.72	4.20	4.14
December	14.04	13.44	13.54	13.99	13.97
January	1.63	1.16	1.26	1.70	1.69
February	1.61	1.07	1.21	1.68	1.68
March	1.55	1.13	1.21	1.60	1.60
April	2.15	1.67	1.74	2.16	2.16
Total	40.46	34.24	35.95	40.64	42.40

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including interest rates, currency exchange rates and credit risks. We use top-down macroeconomic research, bottom-up sector-specific research and quantitative analysis to identify and to seek to exploit market inefficiencies while employing a disciplined risk management process. We may use various currency-related derivative instruments, including currency forward and currency futures contracts, as well as various interest rate/bond-related derivative instruments, including interest rate/bond futures contracts and swap agreements.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Currency Breakdown*
4/30/15
% of Total
Net Assets

North America	76.4%
U.S. Dollar	74.1%
Canadian Dollar	2.3%

Europe	17.3%
Euro	17.6%
British Pound	-0.1%
Polish Zloty	-0.2%

Latin America & Caribbean	3.7%
Mexican Peso	3.7%

Asia	2.4%
Singapore Dollar	2.3%
Malaysian Ringgit	0.1%

Australia & New Zealand	0.2%
Australian Dollar	0.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Manager’s Discussion

For the 12 months ended April 30, 2015, the Fund performed better than its benchmark, the Citigroup WGBI. Currency allocation was a major contributor to performance relative to the index. Positions denominated in currencies other than the U.S. dollar, euro, Japanese yen and British pound also had a positive effect on relative performance. However, security selection among government bonds detracted from the Fund’s relative results.

Regarding the Fund’s currency positioning, an overweighted exposure to the stronger U.S. dollar and underweighted allocations to the weaker euro and Japanese yen supported relative performance. Among the Fund’s other currency positions that contributed to relative performance was an overweighted allocation during the period to local currency-denominated Polish sovereign bonds. Polish interest rates fell to record lows during the period, as policymakers responded to weakness in the neighboring eurozone.

The Fund’s exposures to and selection among emerging market sovereign bonds further added to relative returns, though to a lesser extent, as did the Fund’s duration and yield curve positioning.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

In contrast, the Fund’s security selection and sector allocation weighed slightly on relative returns, resulting from positioning in government bonds.

During the period, the Fund invested in bonds without the use of interest rate-related derivatives.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Thank you for your continued participation in Franklin Global Government Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	4/30/14		Change
A (FGGAX)	$9.81	$10.45	-$	0.64
C (N/A)	$9.79	$10.44	-$	0.65
R (N/A)	$9.80	$10.44	-$	0.64
R6 (N/A)	$9.81	$10.45	-$	0.64
Advisor (N/A)	$9.83	$10.49	-$	0.66

Distributions (5/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.4046	$0.1302		$0.0443	$0.5791
C	$0.3424	$0.1302		$0.0443	$0.5169
R	$0.3595	$0.1302		$0.0443	$0.5340
R6	$0.4064	$0.1302		$0.0443	$0.5809
Advisor	$0.4240	$0.1302		$0.0443	$0.5985

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

				Total Annual Operating Expenses[5]
	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	(with waiver)	(without waiver)
A				0.86%	3.42%
1-Year	-0.64%	-4.83%	-3.52%
Since Inception (9/6/13)	+5.13%	+0.43%	+0.63%
C				1.26%	3.82%
1-Year	-1.34%	-2.28%	-0.80%
Since Inception (9/6/13)	+4.05%	+2.44%	+2.86%
R				1.11%	3.67%
1-Year	-1.07%	-1.07%	+0.32%
Since Inception (9/6/13)	+4.38%	+2.64%	+3.00%
R6				0.61%	3.79%
1-Year	-0.62%	-0.62%	+0.79%
Since Inception (9/6/13)	+5.26%	+3.16%	+3.52%
Advisor				0.61%	3.17%
1-Year	-0.65%	-0.65%	+0.94%
Since Inception (9/6/13)	+5.55%	+3.34%	+3.71%

		30-Day Standardized Yield[7]
	Distribution
Share Class	Rate[6]	(with waiver)	(without waiver)
A	2.52%	0.93%	-0.65%
C	2.05%	0.40%	-1.24%
R	2.13%	0.54%	-1.10%
R6	2.64%	1.03%	-0.57%
Advisor	2.64%	1.04%	-0.61%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with investing in foreign securities, including risks associated with political and economic developments, trading practices, availability of information, limited markets and currency exchange rate fluctuations and policies. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt. Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is also non-diversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 8/31/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 4/30/15.
7. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

| 11

FRANKLIN GLOBAL GOVERNMENT BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

franklintempleton.com

FRANKLIN GLOBAL GOVERNMENT BOND FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$990.60	$3.36
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
C
Actual	$1,000	$987.50	$6.16
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
R
Actual	$1,000	$988.20	$5.42
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.51
R6
Actual	$1,000	$990.80	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01
Advisor
Actual	$1,000	$990.70	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.68%;
C: 1.25%; R: 1.10%; R6: 0.60%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Annual Report

| 13

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Global Government Bond Fund
	Year Ended
	April 30,
	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.17	0.11
Net realized and unrealized gains (losses)	(0.24)	0.47
Total from investment operations	(0.07)	0.58
Less distributions from:
Net investment income and net realized foreign currency gains	(0.40)	(0.13)
Net realized gains	(0.17)	—
Total distributions	(0.57)	(0.13)
Net asset value, end of year	$9.81	$10.45

Total return[d]	(0.64)%	5.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.37%	3.22%
Expenses net of waiver and payments by affiliates	0.64%	0.57%
Net investment income	1.63%	1.62%

Supplemental data
Net assets, end of year (000’s)	$11,487	$11,232
Portfolio turnover rate	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

14 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.44	$10.00
Income from investment operations[b]:
Net investment income[c]	0.10	0.08
Net realized and unrealized gains (losses)	(0.24)	0.46
Total from investment operations	(0.14)	0.54
Less distributions from:
Net investment income and net realized foreign currency gains	(0.34)	(0.10)
Net realized gains	(0.17)	—
Total distributions	(0.51)	(0.10)
Net asset value, end of year	$9.79	$10.44

Total return[d]	(1.34)%	5.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.95%	3.81%
Expenses net of waiver and payments by affiliates	1.22%	1.16%
Net investment income	1.05%	1.03%

Supplemental data
Net assets, end of year (000’s)	$292	$156
Portfolio turnover rate	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.44	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12	0.08
Net realized and unrealized gains (losses)	(0.23)	0.47
Total from investment operations	(0.11)	0.55
Less distributions from:
Net investment income and net realized foreign currency gains	(0.36)	(0.11)
Net realized gains	(0.17)	—
Total distributions	(0.53)	(0.11)
Net asset value, end of year	$9.80	$10.44

Total return[d]	(1.07)%	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.82%	3.66%
Expenses net of waiver and payments by affiliates	1.09%	1.01%
Net investment income	1.18%	1.18%

Supplemental data
Net assets, end of year (000’s)	$10	$10
Portfolio turnover rate	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

16 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.18	0.11
Net realized and unrealized gains (losses)	(0.24)	0.48
Total from investment operations	(0.06)	0.59
Less distributions from:
Net investment income and net realized foreign currency gains	(0.41)	(0.14)
Net realized gains	(0.17)	—
Total distributions	(0.58)	(0.14)
Net asset value, end of year	$9.81	$10.45

Total return[d]	(0.62)%	5.91%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.04%	3.78%
Expenses net of waiver and payments by affiliates	0.57%	0.51%
Net investment income	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$10	$10
Portfolio turnover rate	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended
	April 30,
	2015	2014 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.17	0.10
Net realized and unrealized gains (losses)	(0.24)	0.52
Total from investment operations	(0.07)	0.62
Less distributions from:
Net investment income and net realized foreign currency gains	(0.42)	(0.13)
Net realized gains	(0.17)	—
Total distributions	(0.59)	(0.13)
Net asset value, end of year	$9.83	$10.49

Total return[d]	(0.65)%	6.24%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.30%	3.16%
Expenses net of waiver and payments by affiliates	0.57%	0.51%
Net investment income	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$10	$10
Portfolio turnover rate	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2015

Franklin Global Government Bond Fund
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities 67.8%
Government of Canada, 2.75%, 6/01/22	Canada	300,000	CAD	$273,541
Government of Chile, 3.875%, 8/05/20	Chile	100,000		110,158
[a]Government of Finland, senior bond, Reg S, 2.00%, 4/15/24	Finland	350,000	EUR	447,346
Government of France,
2.25%, 5/25/24	France	150,000	EUR	193,771
1.75%, 11/25/24	France	290,000	EUR	360,230
Government of Germany, 1.50%, 2/15/23	Germany	375,000	EUR	462,574
[a]Government of Indonesia, Reg S, 4.875%, 5/05/21	Indonesia	200,000		218,273
[a]Government of Lithuania, senior note, Reg S, 6.625%, 2/01/22	Lithuania	200,000		246,661
Government of Malaysia,
3.197%, 10/15/15	Malaysia	800,000	MYR	224,653
senior bond, 4.24%, 2/07/18	Malaysia	650,000	MYR	186,915
senior note, 3.654%, 10/31/19	Malaysia	550,000	MYR	155,448
Government of Mexico,
7.75%, 12/14/17	Mexico	30,000[b] MXN		211,571
8.00%, 12/07/23	Mexico	30,000[b] MXN		223,560
senior bond, 5.95%, 3/19/19	Mexico	100,000		114,231
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	200,000		265,919
Government of Poland,
4.00%, 10/25/23	Poland	650,000	PLN	200,515
3.25%, 7/25/25	Poland	900,000	PLN	263,633
5.75%, 4/25/29	Poland	800,000	PLN	297,874
Government of Singapore, 2.375%, 4/01/17	Singapore	350,000	SGD	271,040
[a]Government of Spain, senior note, Reg S, 5.15%, 10/31/28	Spain	200,000	EUR	310,555
[a]Government of the Netherlands, Reg S, 2.50%, 1/15/33	Netherlands	120,000	EUR	173,571
Italy Treasury Bond,
[a]Reg S, 3.50%, 3/01/30	Italy	400,000	EUR	538,135
senior bond, 5.50%, 9/01/22	Italy	250,000	EUR	365,347
[a]senior bond, Reg S, 5.00%, 8/01/34	Italy	300,000	EUR	481,731
[a]Queensland Treasury Corp.,
senior bond, Reg S, 5.75%, 7/22/24	Australia	350,000	AUD	335,146
senior note, Reg S, 6.00%, 7/21/22	Australia	300,000	AUD	285,736
[a]United Kingdom Treasury Bond, Reg S, 4.00%, 9/07/16	United Kingdom	300,000	GBP	482,774
[a]United Kingdom Treasury Note, Reg S, 2.00%, 7/22/20	United Kingdom	195,000	GBP	308,352
Total Foreign Government and Agency Securities
(Cost $8,291,425)				8,009,260
U.S. Government and Agency Securities 27.1%
U.S. Treasury Bond,
4.375%, 11/15/39	United States	500,000		651,758
[c]Index Linked, 3.375%, 4/15/32	United States	158,662		233,321
U.S. Treasury Note,
0.375%, 1/15/16	United States	200,000		200,281
1.00%, 8/31/16	United States	600,000		604,781
1.875%, 8/31/17	United States	500,000		513,477
2.625%, 11/15/20	United States	600,000		633,375

franklintempleton.com Annual Report | 19

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Global Government Bond Fund (continued)
		Principal
	Country	Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
[c]Index Linked, 2.00%, 1/15/16	United States	177,366	$181,842
[c]Index Linked, 1.25%, 7/15/20	United States	161,420	175,796
Total U.S. Government and Agency Securities
(Cost $3,123,293)			3,194,631
Total Investments before Short Term Investments
(Cost $11,414,718)			11,203,891
Short Term Investments 5.2%
U.S. Government and Agency Securities (Cost $400,697) 3.4%
U.S. Treasury Note, 2.125%, 5/31/15	United States	400,000	400,703
Total Investments before Money Market Funds
(Cost $11,815,415)			11,604,594

		Shares
Money Market Funds (Cost $221,129) 1.8%
[d,e]Institutional Fiduciary Trust Money Market Portfolio	United States	221,129	221,129
Total Investments (Cost $12,036,544) 100.1%			11,825,723
Other Assets, less Liabilities (0.1)%			(17,406)
Net Assets 100.0%			$11,808,317

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2015, the aggregate value of these securities was $3,828,280, representing 32.42% of net assets.
bPrincipal amount is stated in 100 Mexican Peso Units.
cPrincipal amount of security is adjusted for inflation. See Note 1(e).
dNon-income producing.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At April 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Australian Dollar	BZWS	Sell	760,000	$592,906	6/09/15	$—	$(7,149)
British Pound	RBCCM	Sell	520,000	767,480	6/09/15	—	(30,959)
Euro	CITI	Sell	1,120,000	1,248,520	6/09/15	—	(8,847)
Malaysian Ringgit	BZWS	Sell	2,000,000	542,962	6/09/15	—	(16,855)
Polish Zloty	BZWS	Sell	2,900,000	771,174	6/09/15	—	(32,685)
Net unrealized appreciation (depreciation)							$(96,495)
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 33.

20 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities
April 30, 2015

Franklin Global Government Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,815,415
Cost - Sweep Money Fund (Note 3f)	221,129
Total cost of investments	$12,036,544
Value - Unaffiliated issuers	$11,604,594
Value - Sweep Money Fund (Note 3f)	221,129
Total value of investments	11,825,723
Foreign currency, at value (cost $15,354)	15,589
Receivables:
Capital shares sold	18
Interest	99,700
Other assets	7
Total assets	11,941,037
Liabilities:
Payables:
Distribution fees	932
Affiliates	25,858
Unrealized depreciation on forward exchange contracts	96,495
Accrued expenses and other liabilities	9,435
Total liabilities	132,720
Net assets, at value	$11,808,317
Net assets consist of:
Paid-in capital	$12,082,710
Undistributed net investment income	37,696
Net unrealized appreciation (depreciation)	(307,163)
Accumulated net realized gain (loss)	(4,926)
Net assets, at value	$11,808,317

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 21

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
April 30, 2015

Class A:
Net assets, at value	$11,487,278
Shares outstanding	1,171,305
Net asset value per share[a]	$9.81
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.25
Class C:
Net assets, at value	$291,604
Shares outstanding	29,778
Net asset value and maximum offering price per share[a]	$9.79
Class R:
Net assets, at value	$9,795
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.80
Class R6:
Net assets, at value	$9,809
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.81
Advisor Class:
Net assets, at value	$9,831
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.83

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Operations
for the year ended April 30, 2015

Franklin Global Government Bond Fund

Investment income:
Interest	$274,134
Expenses:
Management fees (Note 3a)	78,411
Distribution fees: (Note 3c)
Class A	8,278
Class C	1,561
Class R	53
Transfer agent fees: (Note 3e)
Class A	2,901
Class C	59
Class R	3
Class R6	78
Advisor Class	3
Custodian fees (Note 4)	2,696
Reports to shareholders	13,102
Registration and filing fees	65,515
Professional fees	55,216
Amortization of offering costs	58,771
Other	996
Total expenses	287,643
Expenses waived/paid by affiliates (Note 3g)	(208,788)
Net expenses	78,855
Net investment income	195,279
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	159,743
Foreign currency transactions	363,958
Net realized gain (loss)	523,701
Net change in unrealized appreciation (depreciation) on:
Investments	(745,463)
Translation of other assets and liabilities denominated in foreign currencies	(71,279)
Net change in unrealized appreciation (depreciation)	(816,742)
Net realized and unrealized gain (loss)	(293,041)
Net increase (decrease) in net assets resulting from operations	$(97,762)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Government Bond Fund

	Year Ended April 30,
	2015	2014 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$195,279	$111,150
Net realized gain (loss) from investments and foreign currency transactions	523,701	(11,529)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and
liabilities denominated in foreign currencies	(816,742)	509,579
Net increase (decrease) in net assets resulting from operations	(97,762)	609,200
Distributions to shareholders from:
Net investment income and net realized foreign currency gains:
Class A	(471,147)	(132,443)
Class C	(8,576)	(625)
Class R	(360)	(109)
Class R6	(406)	(138)
Advisor Class	(433)	(454)
Net realized gains:
Class A	(208,054)	—
Class C	(5,007)	—
Class R	(174)	—
Class R6	(174)	—
Advisor Class	(174)	—
Total distributions to shareholders	(694,505)	(133,769)
Capital share transactions: (Note 2)
Class A	1,027,141	10,760,752
Class C	154,015	152,968
Class R	—	10,000
Class R6	—	10,000
Advisor Class	30	10,247
Total capital share transactions	1,181,186	10,943,967
Net increase (decrease) in net assets	388,919	11,419,398
Net assets:
Beginning of year	11,419,398	—
End of year	$11,808,317	$11,419,398
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$37,696	$(9,958)

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.

24 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Global Government Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Government Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterpar-ties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of

26 | Annual Report

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counter-party under the ISDA agreement. At April 30, 2015, the Fund had OTC derivatives in a net liability position for such contracts of $96,495.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended April 30,
		2015		2014 [a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	170,918	$1,766,228	1,077,037	$10,788,066
Shares issued in reinvestment of distributions	10,173	102,381	520	5,353
Shares redeemed	(84,154)	(841,468)	(3,189)	(32,667)
Net increase (decrease)	96,937	$1,027,141	1,074,368	$10,760,752
Class C Shares:
Shares sold	28,174	$290,140	14,871	$152,447
Shares issued in reinvestment of distributions	1,297	13,025	51	521
Shares redeemed	(14,615)	(149,150)	—	—
Net increase (decrease)	14,856	$154,015	14,922	$152,968
Class R Shares[b]:
Shares sold			1,000	$10,000
Class R6 Shares[b]:
Shares sold			1,000	$10,000

28 | Annual Report franklintempleton.com

		FRANKLIN STRATEGIC SERIES
		NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

		Year Ended April 30,
		2015		2014	[a]
	Shares	Amount	Shares			Amount
Advisor Class Shares:
Shares sold	280	$2,800	5,902			$60,000
Shares issued in reinvestment of distributions	1	9	32			323
Shares redeemed	(281)	(2,779)	(4,934)			(50,076)
Net increase (decrease)	—	$30	1,000			$10,247

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bDuring the year Class R and Class R6 did not report any share transactions.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $1 billion
0.600%	Over $1 billion up to and including $5 billion
0.550%	Over $5 billion up to and including $10 billion
0.545%	Over $10 billion up to and including $15 billion
0.540%	Over $15 billion up to and including $20 billion
0.535%	Over $20 billion

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund. The fee is paid by FTIML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

3. Transactions with Affiliates (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$4,547
CDSC retained	$94

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2015, the Fund paid transfer agent fees of $3,044, of which $2,245 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

FTIML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.60% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2015.

h. Other Affiliated Transactions

At April 30, 2015, Franklin Resources, Inc., an affiliate of FTIML, owned 83.05% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2015, there were no credits earned.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended April 30, 2015, the Fund utilized $1,540 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2015, the Fund deferred post-October capital losses of $13,436.

The tax character of distributions paid during the years ended April 30, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$640,218	$133,769
Long term capital gain	54,287	—
	$694,505	$133,769

At April 30, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$12,132,689

Unrealized appreciation	$175,488
Unrealized depreciation	(482,454)
Net unrealized appreciation (depreciation)	$(306,966)

Undistributed ordinary income	$67,367
Undistributed long term capital gains	8,510
Distributable earnings	$75,877

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums, foreign currency transactions, and offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2015, aggregated $8,283,113 and $6,832,595, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At April 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward		Unrealized depreciation on forward
	exchange contracts	$ —	exchange contracts	$96,495

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

8. Other Derivative Information (continued)

For the year ended April 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized appreciation
(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	$395,824	$(71,121)

For the year ended April 30, 2015, the average month end fair value of derivatives represented 0.73% of average month end net assets. The average month end number of open derivative contracts for the year was 4.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

A summary of inputs used as of April 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$8,009,260	$—	$8,009,260
U.S. Government and Agency Securities	—	3,194,631	—	3,194,631
Short Term Investments	221,129	400,703	—	621,832
Total Investments in Securities	$221,129	$11,604,594	$—	$11,825,723
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$96,495	$—	$96,495

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency
BZWS	Barclays Bank PLC	AUD	Australian Dollar
CITI	Citigroup, Inc.	CAD	Canadian Dollar
RBCCM	Royal Bank of Canada	EUR	Euro
		GBP	British Pound
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		PLN	Polish Zloty
		SGD	Singapore Dollar

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Government Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Government Bond Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2015

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Tax Information (unaudited)

Franklin Global Government Bond Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $54,287 as a long term capital gain dividend for the fiscal year ended April 30, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $159,299 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014;
previously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since June 2013	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of	145	None
One Franklin Parkway	the Board and	the Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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FRANKLIN STRATEGIC SERIES

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust, including Franklin Global Government Bond Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, as noted later in the discussion of investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional global income funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest performing quintile of its performance universe. The Board found the Fund’s performance to be satisfactory, taking into account that the Fund has been operational for less than two full years.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund was in the second most expensive quintile of its Lipper expense group, while its actual total expense ratio was in the least expensive quintile of such expense group. The Board found the contractual management fee rate and total expense ratio of the Fund to be acceptable, noting that the total expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary

42 | Annual Report

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SHAREHOLDER INFORMATION

for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2014. In view of such fee structure and the favorable expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $452,420 for the fiscal year ended April 30, 2015 and $418,227 for the fiscal year ended April 30, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended April 30, 2015 and $6,930 for the fiscal year ended April 30, 2014. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2015 and $6,258 for the fiscal year ended April 30, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $3,519 for the fiscal year ended April 30, 2015 and $155,553 for the fiscal year ended April 30, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and XBRL tagging on financial statements.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)     pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,519 for the fiscal year ended April 30, 2015 and $168,741 for the fiscal year ended April 30, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 25, 2015

By /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date June 25, 2015